      As filed with the Securities and Exchange Commission on May 6, 1999



                                                      REGISTRATION NO. 333-75161

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933



                       [X] PRE-EFFECTIVE AMENDMENT NO. 1



                       [ ] POST-EFFECTIVE AMENDMENT NO.


                           ALLIED CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                         1919 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20006-3434
                                 (202) 331-1112
   (Address and Telephone Number, including Area Code, of Principal Executive
                                    Offices)

      WILLIAM L. WALTON, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                           ALLIED CAPITAL CORPORATION
                         1919 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20006-3434
                    (Name and Address of Agent for Service)

                           Copies of information to:

                                STEVEN B. BOEHM
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

                   Approximate Date of Proposed Public Offering:
   From time to time after the effective date of the Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.

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                           ALLIED CAPITAL CORPORATION

                             CROSS-REFERENCE SHEET
   SHOWING LOCATION IN PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF
    INFORMATION REQUIRED BY PARTS A AND B OF FORM N-2 REGISTRATION STATEMENT

 ITEM                                              CAPTION OR LOCATION IN PROSPECTUS OR
NUMBER   REGISTRATION STATEMENT ITEM AND HEADING   STATEMENT OF ADDITIONAL INFORMATION
------   ---------------------------------------   ------------------------------------
                      PART A: INFORMATION REQUIRED IN A PROSPECTUS

  1.     Outside Front Cover...................   Outside front cover page
  2.     Cover Pages; Other Offering
           Information.........................   Inside front cover page
  3.     Fee Table and Synopsis................   Prospectus Summary; Fees and Expenses;
                                                    Where You Can Find Additional
                                                    Information
  4.     Financial Highlights..................   Selected Consolidated Financial Data
  5.     Plan of Distribution..................   Plan of Distribution
  6.     Selling Shareholders..................   Not Applicable
  7.     Use of Proceeds.......................   Use of Proceeds
  8.     General Description of the
           Registrant..........................   Outside front cover; Prospectus
                                                  Summary; Risk Factors; The Company;
                                                    Business; Price Range of Common
                                                    Stock and Dividends; Senior
                                                    Securities; Portfolio Companies;
                                                    Financial Statements
  9.     Management............................   Management; Safekeeping, Transfer and
                                                    Dividend Paying Agent and Registrar
 10.     Capital Stock, Long-Term Debt, and
           Other Securities....................   Price Range of Common Stock and
                                                    Dividends; Dividend Reinvestment
                                                    Plan; Taxation; Certain Government
                                                    Regulations; Description of Capital
                                                    Stock
 11.     Defaults and Arrears on Senior
           Securities..........................   Not Applicable
 12.     Legal Proceedings.....................   Business -- Legal Proceedings
 13.     Table of Contents of the Statement of
           Additional Information..............   Table of Contents of the Statement of
                                                    Additional Information

         PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

 14.     Cover Page............................   Outside front cover page of Statement
                                                  of Additional Information
 15.     Table of Contents.....................   Outside front cover page of Statement
                                                  of Additional Information
 16.     General Information and History.......   General Information and History
 17.     Investment Objective and Policies.....   Investment Objectives and Policies
 18.     Management............................   Management
 19.     Control Persons and Principal
           Shareholders........................   Control Persons and Principal Holders
                                                  of Securities
 20.     Investment Advisory and Other
           Services............................   Investment Advisory Services;
                                                  Safekeeping, Transfer and Dividend
                                                    Paying Agent and Registrar;
                                                    Accounting Services
 21.     Brokerage Allocation and Other
           Practices...........................   Brokerage Allocation and Other
                                                  Practices
 22.     Tax Status............................   Tax Status
 23.     Financial Statements..................   Financial Statements in Prospectus

                               PART C: OTHER INFORMATION

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this registration statement.

   PROSPECTUS (SUBJECT TO COMPLETION)
   ISSUED               , 1999

   [Allied Capital Logo]       6,000,000 SHARES

                           ALLIED CAPITAL CORPORATION

                                  COMMON STOCK
                            ------------------------

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about the Company.


To learn more about the Company, you may want to look at the Statement of
Additional Information dated May   , 1999 (known as the "SAI"). For a free copy
of the SAI, contact us at:


         Allied Capital Corporation
         1919 Pennsylvania Avenue, N.W.
         Washington, DC 20006
         1-888-818-5298

The Company has filed the SAI with the U.S. Securities and Exchange Commission and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 61 of this prospectus.

The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

We may offer, from time to time, up to 6,000,000 shares of common stock, par value $0.0001 per share, on terms to be determined at the time of offering. The shares may be offered at prices and on terms to be described in one or more supplements to this prospectus, provided, however, that the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock.

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private small to medium-sized growing businesses in a variety of industries and in diverse geographic locations, primarily in the United States. No assurances can be given that we will continue to achieve our objective.


Our common stock is traded on the Nasdaq National Market under the symbol
"ALLC." As of                , 1999, the last reported sales price for the
common stock was $       .


   YOU SHOULD REVIEW THE INFORMATION INCLUDING THE RISK OF LEVERAGE, SET FORTH UNDER "RISK FACTORS" ON PAGE 7 OF THIS PROSPECTUS BEFORE INVESTING IN COMMON STOCK OF THE COMPANY.
                            ------------------------
   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                                            , 1999


   THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

     WE HAVE NOT AUTHORIZED ANY DEALER, SALESMAN OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS. YOU MUST NOT RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUS SUPPLEMENT AS IF WE HAD AUTHORIZED IT. THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH THEY RELATE, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE INFORMATION CONTAINED IN THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT IS ACCURATE AS OF THE DATES ON THEIR COVERS.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Selected Consolidated Financial Data........................    4
Risk Factors................................................    7
The Company.................................................   11
Use of Proceeds.............................................   11
Price Range of Common Stock and Dividends...................   12
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   13
Senior Securities...........................................   31
Business....................................................   35
Portfolio Companies.........................................   46
Determination of Net Asset Value............................   50
Management..................................................   51
Taxation....................................................   56
Certain Government Regulations..............................   58
Dividend Reinvestment Plan..................................   61
Description of Capital Stock................................   61
Plan of Distribution........................................   65
Legal Matters...............................................   66
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   66
Independent Public Accountants..............................   66
Table of Contents of Statement of Additional Information....   67
Index to Financial Statements...............................   68


                            ------------------------

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS OR SIMILAR WORDS OR PHRASES. THE MATTERS DESCRIBED IN "RISK FACTORS" AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, IS A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

                                       (i)

                               PROSPECTUS SUMMARY

     The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

     Our current business and investment portfolio resulted from the merger of five affiliated companies on December 31, 1997. The companies that merged were Allied Capital Corporation (old), Allied Capital Corporation II, Allied Capital Advisers, Inc., Allied Capital Commercial Corporation and Allied Capital Lending Corporation. The five companies are referred to as the predecessor companies.

     All information in this prospectus, unless otherwise indicated, has been presented as if the predecessor companies had merged as of the beginning of the earliest period presented. In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, the "Company", "ACC", "we", "us" or "our" refer to the post-merger Allied Capital Corporation and its subsidiaries.

                             THE COMPANY (Page 11)

     We are a lender to and investor in private small and medium-sized businesses. We have been lending to private growing businesses for 40 years and have financed thousands of borrowers nationwide in a variety of industries. Our lending operations are conducted in three primary areas:

     - mezzanine finance,


     - commercial real estate finance, including the purchase of commercial mortgage-backed securities ("CMBS"), and


     - Small Business Administration 7(a) lending.

Our principal loan products include:

     - subordinated loans with equity features,

     - commercial mortgage loans, and

     - SBA 7(a) guaranteed loans.

     We are a value-added full-service lender, and we source loans and investments through our numerous relationships with:

     - regional and boutique investment banks,

     - mezzanine and private equity investors, and

     - other intermediaries, including professional services firms.


In order to increase our sourcing and origination activities, we have regional offices in Chicago and San Francisco, and offices focused on small business lending in Detroit, Atlanta, and Philadelphia. We centralize our credit approval function and service our loans through an experienced staff of professionals at our headquarters in Washington, DC. Our common stock is quoted on the Nasdaq National Market under the symbol "ALLC."


     We have an advantageous structure that allows for the "pass-through" of income to our shareholders without the imposition of a corporate level of taxation. See "Taxation."

     We are an internally managed closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in growing businesses in a variety of industries and in diverse geographic locations, primarily in the United States.

                             THE OFFERING (Page 65)


     We may offer, from time to time, up to 6,000,000 shares of common stock, par value $0.0001 per share, on terms to be determined at the time of offering. Shares may be offered at prices and on terms described in one or more supplements to this prospectus, provided, however, that the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock.

     We may offer shares directly to one or more purchasers, through agents we designate, or to or through underwriters or dealers. If any agents or underwriters are involved in the sale of shares, their names, and any applicable purchase price, fee, commission or discount, will be described in an accompanying prospectus supplement. We will not sell shares without delivering a prospectus supplement describing the method and terms of the offering of such shares.

                           USE OF PROCEEDS (Page 11)

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling shares for general corporate purposes, which may include investment in small to medium-sized, private growth companies in accordance with our investment objective, purchase of commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.

                              DIVIDENDS (Page 12)

     We pay quarterly dividends to shareholders. The amount of our quarterly dividends is determined by the board of directors and is based upon our estimate of annual taxable income.


                      DIVIDEND REINVESTMENT PLAN (Page 61)

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if your shares are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you "opt out" of the DRIP plan.

                        PRINCIPAL RISK FACTORS (Page 7)

     Investment in shares of common stock involves certain risks relating to our structure and our investment objective that you should consider before purchasing shares.

     As a BDC, our consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as we do. We borrow funds to make investments in and loans to small and medium-sized businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.


                   CERTAIN ANTI-TAKEOVER PROVISIONS (Page 62)


     Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of common stock the opportunity to realize a premium over the market price for the common stock.

                               FEES AND EXPENSES

    This table describes the various costs and expenses that an investor in the Company will bear directly or indirectly.


SHAREHOLDER TRANSACTION EXPENSES
    Sales load (as a percentage of offering price)(1).......     --%
    Dividend reinvestment plan fees(2)......................    None

ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
    Operating expenses(4)...................................    5.5%
    Interest payments on borrowed funds(5)..................    7.3%
                                                               -----
         Total annual expenses(6)...........................   12.8%
                                                               =====


-------------------------
(1) In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2) The expenses of the Company's DRIP plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."


(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities and preferred stock) at March 31, 1999.



(4) "Operating expenses" represent the estimated operating expenses of the Company for the year ended December 31, 1999 excluding interest on indebtedness. Operating expenses exclude the formula and cut-off awards. See "Management -- Compensation Plans."



(5) The "Interest payments on borrowed funds" percentage is based on estimated interest payments for the year ended December 31, 1999 divided by consolidated net assets attributable to common shares. The Company had outstanding borrowings of $410.7 million at March 31, 1999. This percentage for the year ended December 31, 1998 was 4.2%. See "Risk Factors."



(6) "Total annual expenses" as a percentage is based on estimated amounts for the year ended December 31, 1999. "Total annual expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The Securities and Exchange Commission requires that the "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed money. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 6.9% of consolidated total assets.


EXAMPLE

    The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return........   $126     $372      $608      $1,159


    Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares that we issue at or above net asset value or are purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan."

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      SELECTED CONSOLIDATED FINANCIAL DATA


     You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 1998, 1997, 1996 and 1995 has been derived from audited financial statements. Financial information for the year ended December 31, 1994 has been derived from the audited financial statements of the individual predecessor companies. The selected financial data reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999. SEE "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" ON PAGE 13 FOR MORE INFORMATION.



                                     THREE MONTHS
                                    ENDED MARCH 31,                YEAR ENDED DECEMBER 31,
                                   -----------------   -----------------------------------------------
                                    1999      1998      1998      1997      1996      1995      1994
                                   -------   -------   -------   -------   -------   -------   -------
         OPERATING DATA:                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and related portfolio
  income:
    Interest.....................  $24,684   $19,501   $79,921   $86,882   $77,541   $61,550   $47,065
    Net premiums from loan
      dispositions...............    1,901     1,336     5,949     7,277     4,241     2,796     2,380
    Net gain on securitization of
      commercial mortgage
      loans......................       --    14,812    14,812        --        --        --        --
    Investment advisory fees and
      other income...............    1,093     1,248     6,056     3,246     3,155     4,471     2,710
                                   -------   -------   -------   -------   -------   -------   -------
         Total interest and
           related portfolio
           income................   27,678    36,897   106,738    97,405    84,937    68,817    52,155
                                   -------   -------   -------   -------   -------   -------   -------
Expenses:
    Interest on indebtedness.....    6,365     4,598    20,694    26,952    20,298    12,355     7,486
    Salaries and employee
      benefits...................    3,361     2,850    11,829    10,258     8,774     8,031     6,929
    General and administrative...    2,350     2,757    11,921     8,970     8,289     6,888     7,170
    Merger.......................       --   --             --     5,159        --        --        --
                                   -------   -------   -------   -------   -------   -------   -------
         Total operating
           expenses..............   12,076    10,205    44,444    51,339    37,361    27,274    21,585
    Formula and cut-off
      awards(1)..................    1,772     1,772     7,049        --        --        --        --
                                   -------   -------   -------   -------   -------   -------   -------
    Portfolio income before net
      realized and unrealized
      gains......................   13,830    24,920    55,245    46,066    47,576    41,543    30,570
                                   -------   -------   -------   -------   -------   -------   -------
Net realized and unrealized
  gains:
    Net realized gains...........      466     6,421    22,541    10,704    19,155    12,000     6,236
    Net unrealized gains
      (losses)...................    4,284       724     1,079     7,209    (7,412)    9,266    (2,244)
                                   -------   -------   -------   -------   -------   -------   -------
         Total net realized and
           unrealized gains......    4,750     7,145    23,620    17,913    11,743    21,266     3,992
                                   -------   -------   -------   -------   -------   -------   -------
Income before minority interests
  and income taxes...............   18,580    32,065    78,865    63,979    59,319    62,809    34,562
Minority interests...............       --        --        --     1,231     2,427       546        --
Income tax expense...............       --        --       787     1,444     1,945     1,784       672
                                   -------   -------   -------   -------   -------   -------   -------
Net increase in net assets
  resulting from operations......  $18,580   $32,065   $78,078   $61,304   $54,947   $60,479   $33,890
                                   =======   =======   =======   =======   =======   =======   =======



                                                 (footnotes appear on next page)

                                     THREE MONTHS
                                    ENDED MARCH 31,                YEAR ENDED DECEMBER 31,
                                   -----------------   -----------------------------------------------
                                    1999      1998      1998      1997      1996      1995      1994
           PER SHARE:              -------   -------   -------   -------   -------   -------   -------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
Basic earnings per common
  share..........................  $  0.33   $  0.62   $  1.50   $  1.24   $  1.19   $  1.38   $  0.80
Diluted earnings per common
  share..........................  $  0.33   $  0.61   $  1.50   $  1.24   $  1.17   $  1.37   $  0.79
Total tax distributions per
  common share(2)................  $  0.40   $  0.35   $  1.43   $  1.71   $  1.23   $  1.09   $  0.94
Weighted average basic common
  shares outstanding(3)..........   56,799    51,814    51,941    49,218    46,172    43,697    42,463
Weighted average diluted common
  shares outstanding(3)..........   56,828    52,108    51,974    49,251    46,733    44,010    42,737






                             AT MARCH 31,                     AT DECEMBER 31,
                             ------------   ----------------------------------------------------
                                 1999         1998       1997       1996       1995       1994
    BALANCE SHEET DATA:      ------------   --------   --------   --------   --------   --------
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
Portfolio at value.........    $885,838     $800,274   $697,021   $607,368   $528,483   $443,316
Portfolio at cost..........     877,249      796,389    690,720    613,276    526,979    451,078
Total assets...............     961,421      856,079    807,775    713,360    605,434    501,817
Total debt
  outstanding(4)...........     410,742      334,350    347,663    274,997    200,339    130,236
Preferred stock issued to
  SBA(4)...................       7,000        7,000      7,000      7,000      7,000      7,000
Shareholders' equity.......     522,976      485,117    420,060    402,134    367,192    344,043
Shareholders' equity per
  common share.............    $   8.98     $   8.68   $   8.07   $   8.34   $   8.26   $   8.02
Common shares outstanding
  at period end(3).........      58,254       55,919     52,047     48,238     44,479     42,890



                           THREE MONTHS
                          ENDED MARCH 31,                     YEAR ENDED DECEMBER 31,
                       ---------------------   ------------------------------------------------------
                          1999        1998        1998        1997       1996       1995       1994
     OTHER DATA:       ----------   --------   ----------   --------   --------   --------   --------
                                             (IN THOUSANDS, EXCEPT PERCENTAGES)
Loan originations....  $  159,740   $107,506   $  524,530   $364,942   $283,295   $216,175   $215,843
Loan repayments......      37,781     30,773      138,081    233,005    179,292    111,731     54,097
Loan sales(5)........      40,467      9,706       81,013     53,912     27,715     29,726     30,160
Total assets managed
  at period end(6)...   1,244,287    990,345    1,143,548    935,720    822,450    702,567    583,817
Realized gains.......         814      6,421       25,757     15,804     30,417     16,679      9,144
Realized losses......        (348)        --       (3,216)    (5,100)   (11,262)    (4,679)    (2,908)


-------------------------

(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Three Months Ended March 31, 1999 and 1998 and Fiscal Years Ended December 31, 1998, 1997 and 1996."


(2) Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per common share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the merger. The distribution resulted in a partial return of capital. Also in conjunction with the merger, the Company distributed $0.17 per common share representing the undistributed earnings of the predecessor companies at December 31, 1997.


(3) Excludes 563,537 shares and 810,456 shares held in the deferred compensation trust at or for the three months ended March 31, 1999 and 1998, respectively, and 810,456 shares held in the deferred compensation trust at or for the year ended December 31, 1998.



(4) See "Senior Securities" on page 31 for more information regarding the Company's level of indebtedness.


(5) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Fiscal Years Ended December 31, 1998, 1997 and 1996."


(6) Total assets managed includes the Company's assets and assets managed on behalf of others.

                        1999                     1998                                    1997
                       -------   -------------------------------------   -------------------------------------
                        QTR 1     QTR 4     QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1
                       -------   -------   -------   -------   -------   -------   -------   -------   -------
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
QUARTERLY DATA:
Total interest and
  related portfolio
  income.............  $27,678   $25,974   $22,546   $21,321   $36,897   $25,984   $25,111   $24,911   $21,399
Portfolio income
  before realized and
  unrealized gains...   13,830    11,776     9,401     9,148    24,920     7,910    12,093    14,095    11,968
Net increase in net
  assets resulting
  from operations....   18,580    16,631    14,906    14,476    32,065    13,216    17,146    18,296    12,646
Basic earnings per
  common share.......     0.33      0.31      0.29      0.28      0.62      0.25      0.35      0.37      0.27
Diluted earnings per
  common share.......     0.33      0.31      0.29      0.28      0.61      0.25      0.35      0.37      0.27
Net asset value per
  common share(1)....     8.98      8.68      8.13      8.14      8.23      8.07      8.42      8.50      8.39
Dividends declared
  per common share...     0.40      0.38      0.35      0.35      0.35      0.80(2)   0.31      0.30      0.30


-------------------------
(1) We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common stock held in the Company's deferred compensation trust.

(2) During the fourth quarter of 1997, the Company declared a quarterly dividend of $0.61 per common share which included $0.34 per common share representing the distribution of shares of Allied Capital Lending Corporation previously held in Allied Capital Corporation's (old) portfolio. The Company also declared an annual extra distribution of $0.02 per common share, and a special distribution of previously undistributed earnings of $0.17 per common share in conjunction with the merger.

                               WHERE YOU CAN FIND
                             ADDITIONAL INFORMATION

     We have filed with the Securities and Exchange Commission (the "Commission") a registration statement and related exhibits under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement contains additional information about us and the registered securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the Commission at prescribed rates.

     We file annual, quarterly and special reports, proxy statements and other information with the Commission. You can inspect, without charge, at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, DC 20549; Seven World Trade Center, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding public companies, including our Company. You can also obtain copies of these materials from the public reference section of the Commission at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You can also inspect reports and other information we file at the offices of the Nasdaq Stock Market, 1735 K Street, NW, Washington, DC 20006.

                                  RISK FACTORS

     Investing in the Company involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the information contained in this prospectus, you should consider carefully the following information before making investments in the shares.


LENDING TO SMALL, PRIVATELY OWNED COMPANIES INVOLVES A HIGH DEGREE OF RISK.


     Our portfolio consists primarily of loans to small, privately owned companies. There is generally no publicly available information about these companies, and we rely on the diligence of our employees and agents to obtain information in connection with the Company's investment decisions. Typically, small businesses depend on the management talents and efforts of one person or a small group of persons for their success. The death, disability or resignation of these persons could have a material adverse impact on such a company. In addition, small businesses frequently have smaller product lines and market shares than their competition. Small companies may be more vulnerable to customer preferences, market conditions and economic downturns and often need substantial additional capital to expand or compete. Small companies may also experience substantial variations in operating results, and frequently have highly leveraged capital structures. Such factors can severely effect the return on, or the recovery of, our investment in such businesses. Loans to small businesses, therefore, involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative.


OUR BORROWERS MAY DEFAULT ON THEIR PAYMENTS.


     We invest in and lend to small businesses that may have limited financial resources and that may be unable to obtain financing from traditional sources. Our borrowers may not meet net income, cash flow and other coverage tests typically imposed by bank lenders. Numerous factors may affect a borrower's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans or invest in equity securities, which may involve a higher degree of risk.


OUR PORTFOLIO OF INVESTMENTS IS ILLIQUID.


     We acquire most of our loans and equity securities directly from small companies. Our portfolio of loans and equity securities are and will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio may adversely affect our ability to dispose of loans and securities at times when it may be advantageous for us to liquidate such investments.


WE INVEST IN NON-INVESTMENT GRADE CMBS.



     The commercial mortgage-backed securities ("CMBS") in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (e.g., "AAA" through "BBB"). Non-investment grade securities usually pay a higher interest rate than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to react more to changes in interest rates than do higher-rated securities, have a higher risk of default, tend to be less liquid, and may be more difficult to value.



OUR PORTFOLIO IS RECORDED AT FAIR VALUE AS DETERMINED BY THE BOARD OF DIRECTORS.


     There is typically no public market for the loans and equity securities of the small companies to which we make loans. As a result, our board of directors estimates the value of these loans and equity securities. Unlike traditional lenders, we do not establish reserves for anticipated loan losses. Instead, we adjust quarterly the valuation of our portfolio to reflect the board of directors' estimate of the current realizable value of our loan portfolio. Without a readily ascertainable market value, the estimated value of our portfolio of loans and equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the loans and equity securities. Any changes in estimated net asset value are recorded in the Company's statement of operations as "Net unrealized gains (losses)."


WE BORROW MONEY WHICH MAY INCREASE THE RISK OF INVESTING IN OUR COMPANY.


     We borrow from, and issue senior debt securities to, banks and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets which are superior to the claims of our common shareholders.

     Borrowings, also known as leverage, magnifies the potential for gain and loss on amounts invested and, therefore, increases the risks associated with investing in our securities. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to the Company's common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments, and, if asset coverage for a class of senior security representing indebtedness declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. Leverage is generally considered a speculative investment technique.


     As of March 31, 1999, the Company's debt as a percentage of total liabilities and shareholders' equity was 43%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage.



     At March 31, 1999, the Company had $410.7 million of outstanding indebtedness, bearing a weighted annual interest rate of 7.2%. In order for us to cover annual interest payments on indebtedness, we must achieve annual returns of at least 3.1% on our portfolio.



     Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

                   ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                               (NET OF EXPENSES)


                                            -20%     -10%     -5%      0%      5%     10%     20%
                                           ------   ------   ------   -----   ----   -----   -----
Corresponding return to shareholder(1)...  -42.5%   -24.1%   -14.9%   -5.7%   3.5%   12.7%   31.1%


-------------------------

(1) The calculation assumes (i) $961.4 million in total assets, (ii) an average cost of funds of 7.2%, (iii) $410.7 million in debt outstanding and (iv) $522.9 million of shareholders' equity.



CHANGES IN INTEREST RATES MAY AFFECT OUR PROFITABILITY.


     Because we borrow money to make investments, our income is materially dependent upon the "spread" between the rate at which we borrow funds and the rate at which we loan these funds. In periods of sharply rising interest rates, our cost of funds would increase and could reduce or eliminate the spread. We use a combination of long-term and short-term borrowings to finance our lending activities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There can be no assurance that we can maintain a positive net interest spread or that a significant change in market interest rates will not have a material adverse effect on our profitability.


BECAUSE WE MUST DISTRIBUTE INCOME, WE WILL CONTINUE TO NEED ADDITIONAL CAPITAL.


     We will continue to need capital to fund loans. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of funds from financial institutions could have a material adverse effect on the Company. We must distribute at least 90% of our net operating income other than net realized long-term capital gains to our stockholders to maintain our regulated investment company ("RIC") status. As a result such earnings will not be available to fund loan originations. We expect to borrow from financial institutions and sell additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our loans, it could have a material adverse effect on the Company's financial condition and our results. In addition, as a BDC, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.


OUR PORTFOLIO MAY NOT PRODUCE CAPITAL GAINS.


     Mezzanine loans are typically structured as debt securities with a relatively high fixed rate of interest and with an equity feature such as conversion rights, warrants or options. As a result, mezzanine loans will generate interest income from the time they are made, and may also produce a realized gain, from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.


LOSS OF PASS-THROUGH TAX TREATMENT WOULD SUBSTANTIALLY REDUCE NET ASSETS AND INCOME AVAILABLE FOR DIVIDENDS.


     The Company qualifies as a RIC. If we meet certain diversification and distribution requirements, the Company qualifies for pass-through tax treatment. The Company would cease to qualify for pass-through tax treatment if it were unable to comply with these requirements, or if it ceased to qualify as a BDC under the 1940 Act. We also could be subject to a 4% excise tax (and, in certain cases, corporate level income tax) if we fail to make certain distributions. If the Company fails to qualify as a RIC, the Company would become subject to federal income tax as if it were an ordinary corporation, which would substantially reduce our net assets and the amount of income available for distribution to our shareholders.


WE OPERATE IN A COMPETITIVE MARKET.


     We compete for investments with many other companies and individuals, some of whom have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate loans at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.


WE OPERATE IN A HIGHLY REGULATED ENVIRONMENT.


     We are regulated by the Commission and the SBA. In addition, changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts ("REITs"), SBICs and SBLCs may significantly affect our business. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change. Any change in the law or regulations that govern our business could have a material impact on the Company or its operations.


QUARTERLY RESULTS MAY FLUCTUATE FROM QUARTER TO QUARTER.


     The Company's quarterly operating results could fluctuate due to a number of factors. These factors include, among others, the completion of a securitization transaction in a particular calendar quarter, variations in the loan origination volume, variation in timing of loan prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, you should not rely on quarterly results to be indicative of the Company's performance in future quarters.

                                  THE COMPANY

     Our company is principally engaged in lending to and investing in private small and medium-sized businesses. The Company is organized in the state of Maryland and is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a "BDC") under the 1940 Act.

     We have two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation ("Allied Investment") is licensed by the Small Business Administration ("SBA") as a Small Business Investment Company ("SBIC"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the SBA as a Small Business Lending Company ("SBLC") and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT").


     Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we maintain regional offices in Chicago and San Francisco, and offices focused on small business lending in Detroit, Atlanta, and Philadelphia. We also have an office in Frankfurt, Germany.


                                USE OF PROCEEDS

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling shares for general corporate purposes, which may include investment in small to medium-sized, private growth companies in accordance with our investment objective, purchase of commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.


     We anticipate that substantially all of the net proceeds of any offering of shares will be used, as described above, within six months, and in any event within two years. Pending investment, we intend to invest the net proceeds of any offering of shares in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

                   PRICE RANGE OF COMMON STOCK AND DIVIDENDS


     Our common stock is traded on the Nasdaq National Market under the symbol "ALLC." The following table lists the high and low closing sales prices for the Company's stock in 1998 and 1999 and for Allied Capital Lending Corporation's stock, the predecessor company to the Company, in 1997. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions. On
               , 1999, the last reported closing sale price of the common stock
was $          per share.



                                                        CLOSING SALE PRICE
                                                        ------------------
                                                         HIGH        LOW
                                                        -------    -------
ALLIED CAPITAL LENDING CORPORATION
YEAR ENDED DECEMBER 31, 1997
  First Quarter.............................            $17.000    $14.875
  Second Quarter............................             16.625     13.875
  Third Quarter.............................             16.750     14.500
  Fourth Quarter............................             22.750     15.750
ALLIED CAPITAL CORPORATION
YEAR ENDED DECEMBER 31, 1998
  First Quarter.............................            $27.688    $21.000
  Second Quarter............................             29.000     21.750
  Third Quarter.............................             24.813     14.938
  Fourth Quarter............................             18.875     12.500
YEAR ENDING DECEMBER 31, 1999
  First Quarter.............................            $20.250    $16.500
  Second Quarter (through           ,
     1999)..................................


     Allied Capital Lending Corporation's common stock historically traded at prices in excess of its net asset value. Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.


     We pay quarterly dividends to stockholders. The Company has indicated that it expects to distribute four regular quarterly dividends of $0.40 per share during 1999, for total dividends of at least $1.60 per share for 1999. The amount of our quarterly dividends is determined by the board of directors and is based upon an estimate of annual taxable income. The Company's current dividend policy is to distribute substantially all of its taxable income, including capital gains, annually. See "Taxation." We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment.


     Our credit facilities limit our ability to declare dividends if we default under certain provisions.

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if your shares are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you "opt out" of the DRIP plan.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


     The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and the Company's Consolidated Financial Statements and Notes thereto.



OVERVIEW



     The Company's primary business is investing in and lending to private small and medium-sized businesses in three areas: mezzanine finance, commercial real estate finance, including the purchase of commercial mortgage-backed securities ("CMBS"), and 7(a) lending.



     The Company's earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gain income earned on the Company's investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan, the amortization of loan origination points and original issue discount, and the amortization of any market discount arising from purchased loans. The level of interest income is directly related to the balance of the investment portfolio multiplied by the effective yield on the portfolio. The Company's ability to generate interest income is dependent on economic, regulatory and competitive factors that influence interest rates and loan originations, and the Company's ability to secure financing for its investment activities.



     The total portfolio at value was $885.8 at March 31, 1999 and $800.3 million, $697.0 million and $607.4 million at December 31, 1998, 1997 and 1996, respectively. During the three months ended March 31, 1999, the Company originated investments totaling $159.4 million and received repayments of $37.3 million and sold loans of $40.5 million. As a result, the total portfolio increased by 10.7% from December 31, 1998 to March 31, 1999. The portfolio increased approximately 15% for each of the years ended December 31, 1998, 1997 and 1996.



                                             AT         AT DECEMBER 31,
                                          MARCH 31,   -------------------
           ASSET COMPOSITION                1999      1998   1997   1996
           -----------------              ---------   ----   ----   -----
Mezzanine Investments...................     42%       46%    25%    27%
Commercial Mortgage Loans...............     22%       27%    56%    52%
Commercial Mortgage-Backed Securities...     21%       13%     --     --
SBA 7(a) Loans..........................      6%        7%     5%     6%
Cash and Other Assets...................      9%        7%    14%    15%
                                            ----      ----   ----   ----
                                            100%      100%   100%   100%
                                            ====      ====   ====   ====



MEZZANINE



     Mezzanine loans, debt securities and equity interests were $407.5 million, $388.6 million, $207.7 million and $191.2 million at March 31, 1999 and December 31, 1998, 1997 and 1996, respectively. The effective yield on the mezzanine loans and debt securities was 14.0%, 14.6%, 12.6%, and 13.2% at March 31, 1999 and December 31, 1998, 1997 and 1996, respectively. Mezzanine loan originations and purchases were $39.4 million and $37.8 million for the three months ended March 31, 1999 and 1998 and, $236.0 million, $66.7 million and $66.2 million for the years ended December 31, 1998,

1997 and 1996, respectively. Mezzanine repayments and sales were $24.6 million and $13.8 million for the three months ended March 31, 1999 and 1998 and $41.3 million, $64.9 million, and $67.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.



COMMERCIAL MORTGAGE-BACKED SECURITIES



     Commercial Mortgage-Backed Securities (CMBS) were $200.8 million and $113.7 million at March 31, 1999 and December 31, 1998. The portfolio at March 31, 1999 consists of $116.3 million of purchased Subordinated CMBS and $84.5 million of Residual CMBS retained from a $295 million asset securitization the Company completed on January 30, 1998. During the first quarter of 1999, the Company purchased for a price of $88.0 million, Subordinated CMBS with a face value of $177.9 million. As of March 31, 1999 and December 31, 1998, the estimated yield to maturity on the Subordinated CMBS and the Residual CMBS was 14.6% and 10.1% and 15.0% and 9.7%, respectively. As of March 31, 1999 and December 31, 1998, the weighted average yield on the entire CMBS portfolio was 12.7% and 11.2%, respectively.



     Since the fourth quarter of 1998, few commercial lenders have had the liquidity to participate in the purchase of these bonds. The Company will continue to bid on similar CMBS offerings. The purchases of the Subordinated CMBS have had, and will continue to have, the full scrutiny of the Company's stringent underwriting processes. The Company re-underwrites the majority of the loans securing the bonds, including determining its own assessment of cash flow available for debt service and appraisal value, and visits most of the collateral properties.



COMMERCIAL MORTGAGE LOANS



     Commercial mortgage loans were $210.9 million at March 31, 1999 and $233.2 million, $447.2 million and $373.7 million at December 31, 1998, 1997 and 1996, respectively. The weighted average current stated interest rate on the commercial mortgage loan portfolio at March 31, 1999 was 9.8% and at December 31, 1998, 1997 and 1996 was 9.7%, 9.6% and 10.3%, respectively. The weighted average yield on the commercial mortgage loan portfolio was 10.4% at March 31, 1999 and 10.4%, 11.4% and 13.4% at December 31, 1998, 1997 and 1996,
respectively. The effective yield on the commercial mortgage loan portfolio is higher than the stated interest rate due to the amortization of market discount on purchased loans and original issue discount.



     During the first quarter of 1999, the Company combined its commercial real estate loan origination for sale operations with its SBA lending operations in order to increase its competitiveness in the small business lending area, and in order to increase the premiums earned on loans originated for sale. Small commercial real estate loans originated for sale in the first quarter of 1999 totaled $13.6 million. Sales of small commercial real estate loans in the first quarter of 1999 totaled $31.4 million. Sales in the first quarter of 1999 included loans totaling $17 million that were originated or purchased over several years, and were sold at par.



     The commercial mortgage loan portfolio decreased by 48% and increased by 20% and 35% for the years ended December 31, 1998, 1997 and 1996, respectively. During the first quarter of 1998 the Company decreased its commercial loan portfolio through the securitization of $295 million in commercial real estate loans. Commercial mortgage loan originations and purchases were $198.6 million, $249.0 million and $176.3 million, and repayments were $96.7 million, $154.5 million and $87.5 million for 1998, 1997 and 1996, respectively.

SBA 7(a) LOANS



     The SBA 7(a) loan portfolio was $58.3 million at March 31, 1999 and $56.3 million, $40.7 million and $42.1 million at December 31, 1998, 1997 and 1996, respectively. SBA 7(a) loan originations were $18.4 million and $15.7 million for the three months ended March 31, 1999 and 1998, respectively, and $57.7 million, $49.2 million and $40.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Sales of the guaranteed portions of SBA 7(a) loans were $13.0 million and $9.7 million for the three months ended March 31, 1999 and 1998, respectively and $37.0 million, $43.4 million and $25.0 million for the years ended December 31, 1998, 1997 and 1996, respectively. SBA 7(a) loans are originated with variable interest rates priced at spreads ranging from 1.75% to 2.75% over the prime lending rate.



RESULTS OF OPERATIONS



COMPARISON OF THREE MONTHS ENDED MARCH 31, 1999 AND 1998



     Net increase in net assets resulting from operations (NIA) was $18.6 million, or $0.33 per share, and $32.1 million, or $0.61 per share, for the three months ended March 31, 1999 and 1998, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses. The NIA for the three months ended March 31, 1998 also includes a gain of $14.8 million, or $0.28 per share, resulting from a commercial mortgage loan securitization transaction that was completed in January 1998.



     Total interest and related portfolio income was $27.7 million and $36.9 million for the three months ended March 31, 1999 and 1998, respectively. Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes net premiums from loan dispositions, prepayment premiums, and advisory fee and other income. 1998 total interest and related portfolio income includes a gain on sale of $14.8 million resulting from a commercial mortgage loan securitization transaction that was completed in January 1998. Excluding this gain, total interest and related portfolio income was $22.1 million for the three months ended March 31, 1998. Thus excluding the 1998 gain on sale, total interest and related portfolio income increased in the first quarter of 1999 as compared to the first quarter of 1998 by 25.3%.



     Interest income totaled $24.7 million and $19.5 million for the three months ended March 31, 1999 and 1998, respectively. Interest income increased $5.2 million or 27% compared to the same period in the prior year. The increase in interest income earned results primarily from changes in the amount of interest bearing investments outstanding during the periods presented. The Company's investment portfolio, excluding equity interests in portfolio companies, increased by 58% to $829.9 million at March 31, 1999 from $524.8 million at March 31, 1998. The weighted average yield on the interest bearing investments in the portfolio at March 31, 1999 was 12.6% as compared to 12.4% at March 31, 1998.



     Net premiums from loan dispositions were $1.9 million and $1.3 million for the three months ended March 31, 1999 and 1998, respectively. Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $1.8 million and $0.8 million for the three months ended March 31, 1999 and 1998, respectively. This premium income results primarily from the premium paid by purchasers of the guaranteed portion of the

Company's SBA 7(a) loans into the secondary market and commercial real estate loans sold to third parties, less the origination costs associated with the loans sold. Prepayment premiums were $0.1 million and $0.5 million for the three months ended March 31, 1999 and 1998, respectively. While the scheduled maturity of mezzanine and commercial mortgage loans ranges from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.



     Investment advisory fees and other income were $1.1 million and $1.2 million for the three months ended March 31, 1999 and 1998, respectively. Investment advisory fees are received from the private funds managed by the Company, primarily from a fund managed in Germany.



     Total operating expenses were $12.1 million and $10.2 million for the three months ended March 31, 1999 and 1998, respectively. Operating expenses include interest on indebtedness, salaries and employee benefits, and general and administrative expenses.



     The Company's single largest expense is interest on indebtedness, which totaled $6.4 million and $4.6 million for the three months ended March 31, 1999 and 1998, respectively. Interest expense increased $1.8 million, or 38%, compared to the same period in the prior year. The increase is attributable to an increase in borrowings by the Company and its subsidiaries under various credit facilities. The Company's total borrowings were $410.7 million and $202.2 million at March 31, 1999 and 1998, respectively. Average outstanding indebtedness for the quarters ended March 31, 1999 and 1998 was $353.9 million and $246.0 million, respectively. The Company's weighted average interest cost on outstanding borrowings at March 31, 1999 and 1998 was 7.2% and 7.6%, respectively.



     Salaries and employee benefits totaled $3.4 million and $2.9 million for the three months ended March 31, 1999 and 1998, respectively. Total employees were 108 and 90 at March 31, 1999 and 1998, respectively. The increase in salaries and employee benefits reflects the increase in total employees, combined with wage increases and the experience level of employees hired. The Company was an active recruiter throughout 1998 and in the first quarter of 1999 for experienced investment and operational personnel, and the Company will continue to actively recruit and hire new professionals in 1999 to support anticipated portfolio growth.



     General and administrative expenses include the leases for the Company's headquarters in Washington, DC, and its offices in Chicago and San Francisco. In addition the Company maintains offices focused on small business lending in Detroit, Atlanta and Philadelphia. General and administrative expenses also include travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. General and administrative expenses totaled $2.4 million and $2.8 million for the three months ended March 31, 1999 and 1998, respectively. The decrease in general and administrative expenses was partially due to certain post-Merger integration expenses incurred in the first quarter of 1998, totaling $0.2 million. The post-Merger integration expenses included primarily the costs of legal and accounting advice as well as the use of certain outside consultants. The remaining decrease is the result of differences that result from the timing of expenses recognized in 1998.

     Operating expenses excluding interest on indebtedness represented approximately 0.63% and 0.77% of the Company's average assets for the three months ended March 31, 1999 and 1998, respectively. For the three months ended March 31, 1999 and 1998, the operating expenses excluding interest on indebtedness as a percent of total interest and related portfolio income less interest expense plus net realized and unrealized capital gains was 22% and 14%, respectively. For the years ended December 31, 1998, 1997 and 1996 this ratio was 22%.



     The cut-off award and formula award totaled $1.8 million, or $0.03 per share, for the three months ended March 31, 1999 and 1998.



     The cut-off award expense totaled $0.2 million for the three months ended March 31, 1999 and 1998. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date. Total cut-off award that will vest in 1999 is estimated at $0.8 million.



     The formula award expense totaled $1.6 million for the three months ended March 31, 1999 and 1998. The formula award was designed as an incentive compensation program that would replace canceled stock options that were cancelled as a result of the Company's 1997 Merger and would balance share ownership among key officers. The formula award vests over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998. Assuming all officers who received a formula award remain with the Company over the remaining vesting period, the Company will expense the remaining formula award during 1999 and 2000 in an annual amount of approximately $6.4 million.



     Net realized gains were $0.4 million and $6.4 million for the three months ended March 31, 1999 and 1998, respectively. These gains resulted from the sale of equity securities associated with certain mezzanine and commercial mortgage loans and the realization of unamortized discount resulting from the early repayment of mezzanine and commercial mortgage loans, offset by losses on investments.



     Realized gains totaled $0.8 million and $6.4 million for the three months ended March 31, 1999 and 1998, respectively. Realized gains during 1999 primarily resulted from transactions involving three portfolio companies. Gains resulting from investments in these three companies totaled $0.7 million. Realized losses totaled $0.3 million for the three months ended March 31, 1999. There were no realized losses during the quarter ended March 31, 1998. Realized losses during 1999 resulted primarily from the full or partial liquidation of several portfolio investments. Losses realized in 1999 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security's value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $0.3 million in 1999 when the related losses were realized.



     The Company recorded net unrealized gains of $4.3 million and $0.7 million for the three months ended March 31, 1999 and 1998, respectively. Net unrealized gains for 1999 consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets and the effect of reversals of net unrealized appreciation resulting from net realized gains. At March 31, 1999, net unrealized appreciation in the portfolio totaled $6.7 million, and was composed of unrealized appreciation of $33.3 million resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $26.6 million resulting primarily from underperforming loan and equity investments in the portfolio. At March 31, 1998, net unrealized appreciation in the portfolio totaled $2.0 million and was composed of unrealized appreciation of $25.1 million and unrealized depreciation of $23.1 million.



     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value. During 1998, the Company began to grade its commercial mortgage and 7(a) loan portfolios using the same grading system used for its mezzanine loan portfolio, so that the Company's entire portfolio would have a uniform grading system. Prior to this, the commercial real estate portfolio used a different grading system and the 7(a) loan portfolio was not graded.



     At March 31, 1999, the Company's portfolio was graded as follows:



             PORTFOLIO BY GRADE
             ------------------                 INVESTMENTS     PERCENTAGE OF
                    GRADE                        AT VALUE      TOTAL PORTFOLIO
                    -----                      -------------   ---------------
                                               (IN MILLIONS)
1............................................     $112.7             12.7%
2............................................      700.6             79.1
3............................................       39.7              4.5
4............................................       19.8              2.2
5............................................       13.0              1.5
                                                  ------            -----
                                                  $885.8            100.0%
                                                  ======            =====



     Grade 5 mezzanine investments totaled $7.7 million at value at March 31, 1999, or 0.9%, of the Company's total portfolio based on the valuation of the Board of Directors. The value of these Grade 5 mezzanine investments has been reduced from an aggregate cost of $25.7 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction in value has been recorded previously as unrealized depreciation over several years in the Company's earnings. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for the expected full amount of the potential exposure when such exposure is identified. Grade 5 mezzanine investments at December 31, 1998 totaled $6.4 million at value, or 0.8%, of the Company's total portfolio.



     At March 31, 1999, Grade 5 commercial mortgage loans totaled $0.1 million at value. The value of these Grade 5 loans approximates cost because of the estimated value of the underlying collateral securing the loans. Grade 5 commercial mortgage loans at December 31, 1998 totaled $0.1 million at value.



     Grade 5 SBA 7(a) loans totaled $5.2 million at value at March 31, 1999, and have been reduced from an aggregate cost basis of $6.7 million. Grade 5 SBA 7(a) loans at December 31, 1998 totaled $6.3 million at value.



     For the total portfolio, loans greater than 120 days delinquent were $20.0 million at value at March 31, 1999, or 2.3% of the total portfolio. Included in this category are loans valued at $8.4 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at December 31, 1998, were $13.7 million at value, or 1.7% of the total portfolio.



     Because the Company has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code, the Company is not taxed on its investment company taxable income and realized capital gains, to the extent that such income and gains are distributed to shareholders. The Company's dividend policy currently is to annually distribute substantially all of its taxable income, including net capital gains, if any. Annual tax distributions may differ from NIA for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.



     In order to maintain its RIC status, the Company must, in general, (1) derive at least 90% of its gross income from dividends, interest and gains from the sale of securities; (2) meet investment diversification requirements as defined in the Code; and (3) distribute to shareholders at least 90% of its investment company taxable income annually. The Company intends to take all steps necessary to continue to meet the RIC qualifications. However, there can be no assurance that the Company will continue to elect or qualify for such treatment in future years.



     Certain of the Company's credit facilities limit the Company's ability to declare dividends, should the Company default under certain provisions of the respective credit agreements.



     The weighted average common shares outstanding used to compute basic earnings per share were 56.8 million and 51.8 million for the three months ended March 31, 1999 and 1998, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.



     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 56.8 million and 52.1 million for the three months ended March 31, 1999 and 1998, respectively.


COMPARISON OF FISCAL YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

     Net increase in net assets resulting from operations (NIA) was $78.1 million, or $1.50 per share, $61.3 million, or $1.24 per share, and $54.9 million, or $1.17 per share, for the years ended December 31, 1998, 1997 and 1996, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses. NIA, as a percentage of average shareholders' equity, which is also known as return on equity, was 17%, 15% and 14% for 1998, 1997 and 1996, respectively. NIA, excluding the formula and cut-off awards in 1998, as a percentage of average shareholders' equity for 1998 was 18.8%. NIA, excluding Merger expenses, as a percentage of average shareholders' equity for 1997 was 16%.

     A key element of the Company's post-Merger strategy was to allocate more of its capital resources to the Company's higher yielding mezzanine and 7(a) lending activities and reduce its lower yielding commercial mortgage loan portfolio. As a result, the Company completed a commercial mortgage loan securitization transaction in January 1998, in order to effectively liquidate $223 million of its lower yielding commercial mortgage loans. The Company securitized $295 million in loans and received cash proceeds, net of costs, of $223 million. The Company retained a trust certificate for its residual interest in mortgage securitization (the "Residual CMBS") in the loan pool sold, and will receive interest income from this Residual CMBS as well as receive the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "Residual Securitization Spread").

     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of $14.8 million, or $0.28 per share, net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received (i.e., cash, Residual Securitization Spread, Residual CMBS and a servicing asset). The Company will continue to earn interest income from the Residual CMBS, and will receive the actual net spread from the portion of the loans sold represented by the bonds issued. As the net spread is received, a portion will be allocated to interest income with the remainder applied to reduce the carrying amount of the Residual Securitization Spread. The Residual CMBS and the Residual Securitization Spread have been and will continue to be valued each quarter using updated prepayment, interest rate and loss estimates. As of December 31, 1998, the mortgage loan pool had an approximate weighted average stated interest rate of 9.4%. The value of the Residual Securitization Spread of $10.7 million was determined based on a constant prepayment rate of 7% and a discount rate of 12%. The value of the Residual CMBS of $70.8 million was determined using a discount rate equal to the average stated interest rate of the underlying mortgage loans. The Company completed the securitization as a means to improve its liquidity for investment in high yielding mezzanine and 7(a) loans. The Company does not anticipate significant future securitization activity.

     Total interest and related portfolio income was $106.7 million, $97.4 million and $84.9 million for the years ended December 31, 1998, 1997 and 1996, respectively. Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan sales, prepayment premiums, and advisory fee and other income.

     Interest income totaled $79.9 million, $86.9 million and $77.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income decreased 8% and increased 12% for 1998 and 1997, respectively. The decrease and increase in interest income earned results primarily from changes in the amount of loans outstanding during the periods presented. The Company's loan portfolio decreased by 4% to $628.6 million at December 31, 1998 from $655.8 million at December 31, 1997, and the loan portfolio increased by 13% to $655.8 million at December 31, 1997 from $580.9 million at December 31, 1996. During 1998, the Company originated or purchased loans and other investments totaling $524.5 million. This increase was offset by the sale through securitization of $295 million in commercial mortgage loans, whole loan sales of commercial mortgage loans of $44.0 million, and the sale of the guaranteed portion of 7(a) loans totaling $37.0 million. In addition, the Company received loan repayments totaling $138.1 million.

     The Company's efforts to reduce its lower yielding commercial mortgage loan portfolio in 1998 had the effect of reducing gross interest income in 1998 when compared to 1997. The reduction in this portfolio, however, has increased the overall weighted average yield on the portfolio, and should have the impact of increasing interest income prospectively, as well as increasing the Company's overall return on assets net of interest expense and return on equity capital. The weighted average yield on the total loan portfolio at December 31, 1998 was 12.5%, as compared to 11.7% and 13.1% at December 31, 1997 and 1996, respectively.

     Net premiums from loan dispositions were $6.0 million, $7.3 million and $4.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $3.8 million, $3.2 million and $2.6 million for the years ended December 31, 1998, 1997 and 1996, respectively. This premium income results primarily from the cash gain on the sale of the guaranteed portion of the Company's SBA 7(a) loans into the secondary market and commercial real estate loans sold to third parties, less the origination costs associated with the loans sold.

     Prepayment premiums were $2.2 million, $4.1 million and $1.6 million for the years ended December 31, 1998, 1997 and 1996, respectively. Commercial mortgage loan repayments of $154.5 million in 1997 were primarily responsible for the large level of prepayment premiums experienced in 1997. While the scheduled maturity of mezzanine and commercial mortgage loans ranges from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

     Investment advisory fees and other income were $6.1 million, $3.2 million and $3.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Investment advisory fees are received from the private funds managed by the Company. Three of the Company's private, managed funds are no longer making new investments, and are returning capital to their investors as their assets pay off. In January 1998, the Company entered into an investment advisory agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund of approximately DM 160 million (approximately $95.4 million at December 31, 1998). For its services related to sourcing, structuring, investing, monitoring and disposing of its investments in small, private and medium-sized German businesses, the Company will receive a 3% per annum fee on total committed capital, payable quarterly. The increase in advisory fees and other income in 1998 is primarily the result of the advisory fees earned from KfW of approximately $2.7 million.

     Total operating expenses were $44.4 million, $51.3 million ($46.2 million without Merger expenses) and $37.4 million for the years ended December 31, 1998, 1997 and 1996, respectively. Operating expenses include interest on indebtedness, salaries and employee benefits, and general and administrative expenses.

     The Company's single largest expense is interest on indebtedness, which totaled $20.7 million, $27.0 million and $20.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest expense decreased 23% for 1998 and increased 33% and 64% for 1997 and 1996, respectively. The increases and decreases are attributable to increases and decreases in borrowings by the Company and its subsidiaries under various credit facilities. Again, the Company's efforts to decrease the commercial mortgage loan portfolio during 1998 had the effect of reducing the overall level of the Company's outstanding borrowings throughout the year. The Company's total borrowings were

$334.4 million, $347.7 million and $275.0 million at December 31, 1998, 1997 and 1996, respectively. Total borrowings decreased 4% for 1998 and increased 26% and 37% in 1997 and 1996, respectively. The Company's weighted average interest cost on outstanding borrowings at December 31, 1998, 1997 and 1996 was 7.5%, 7.3% and 7.6%, respectively.

     Salaries and employee benefits totaled $11.8 million, $10.3 million and $8.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Total employees were 106, 80 and 66 at December 31, 1998, 1997 and 1996, respectively. The increase in salaries and employee benefits reflects the increase in total employees, combined with wage increases and the experience level of employees hired. The Company was an active recruiter in 1998 for experienced investment and operational personnel and the Company will continue to actively recruit and hire new professionals in 1999 to support anticipated portfolio growth.

     General and administrative expenses include the lease for the Company's headquarters in Washington, DC, leases established in 1997 for the Company's offices in Chicago and San Francisco, leases established in 1998 for the Company's new offices in Atlanta and Detroit, travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. General and administrative expenses totaled $11.9 million, $9.0 million and $8.3 million, respectively, for the years ended December 31, 1998, 1997 and 1996. The increase in general and administrative expenses was partially due to twelve full months of costs associated with the two new offices that were established in the third and fourth quarters of 1997.

     In 1997, the Company incurred Merger expenses totaling $5.2 million, which consisted primarily of investment banking fees of $3.1 million, legal fees of $1.0 million and costs associated with the solicitation of proxies of approximately $0.6 million.

     Total operating expenses excluding interest on indebtedness and Merger expenses represented approximately 2.9%, 2.5% and 2.6% of the Company's average assets for the years ended December 31, 1998, 1997 and 1996, respectively.

     During 1998, the Company began to expense a portion of the formula and cut-off awards that were established in connection with the Merger. Prior to the Merger, each of the predecessor companies had a stock option plan (the "Old Plans"). In preparation for the Merger, the Compensation Committees of the predecessor companies determined that the Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new incentive compensation plan for all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the predecessor companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among the employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, the Company developed two special awards to be granted in lieu of options under the Old Plans that would be foregone upon the cancellation of the Old Plans.

     CUT-OFF AWARD. The first award established a cut-off dollar amount as of August 14, 1997 (the Merger announcement date) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award was designed to be equal to the difference between the market prices of the shares of stock underlying the canceled options under the Old Plans at

August 14, 1997, less the exercise prices of the options. The cut-off award was computed to be $2.9 million in the aggregate and will be payable for each canceled option as the canceled options would have vested. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date. The cut-off award expense totaled $0.8 million, or $0.02 per share, for 1998.

     FORMULA AWARD. The formula award was designed to compensate officers from the point in time when their unvested options would cease to appreciate in value pursuant to the mechanics of the cut-off award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the formula award equaled 6% of the difference between the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the Predecessor Companies on August 14, 1997.

     The formula award was designed as a long-term incentive compensation program that would replace canceled stock options and would balance share ownership among key officers for past and prospective service.

     The terms of the formula award require that the award be contributed to the Company's deferred compensation plan, and be used to purchase shares of the Company in the open market. The formula award vests over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998.

     In the aggregate, the market capitalizations of the Predecessor Companies increased by approximately $319 million from August 14, 1997 to December 30, 1997, and the total formula award was computed to be $19.0 million. The total expense recorded as a result of the formula awards during 1998 was $6.2 million, or approximately $0.12 per share. Assuming all officers who received a formula award remain with the Company over the remaining vesting period, the Company will expense the remaining formula award during 1999 and 2000 in an annual amount of approximately $6.4 million.

     Net realized gains were $22.5 million, $10.7 million and $19.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. These gains resulted from the sale of equity securities associated with certain mezzanine and commercial mortgage loans and the realization of unamortized discount resulting from the early repayment of mezzanine and commercial mortgage loans, offset by losses on investments.

     Realized gains totaled $25.8 million, $15.8 million and $30.4 million for the years ended December 31, 1998, 1997 and 1996, respectively. Realized gains during 1998 primarily resulted from transactions involving ten portfolio companies: ARS ($1.1 million), Calendar Broadcasting ($1.1 million), Arlington Square Associates ($1.9 million), DMI Furniture ($0.6 million), Virginia Beach Associates ($2.4 million), Labor Ready, Inc. ($5.0 million), Broadcast Holdings, Inc. ($1.1 million), Waterview Limited Partnership ($3.0 million), Z-Spanish Radio Network, Inc. ($2.7 million) and El Dorado Communications, Inc. ($0.8 million). Gains resulting from investments in these ten companies totaled $19.7 million. The Company also realized a gain of $4.0 million from the sale of an office building owned by Allied Capital Advisers Inc. prior to the Merger and incurred an income tax liability related to that gain of $0.8 million. Realized gains in 1997 resulted from transactions involving 83 portfolio companies.

     Realized losses in 1998, 1997 and 1996 totaled $3.3 million, $5.1 million and $11.2 million and represented 0.4%, 0.6% and 1.6% of the Company's total assets, respectively. Realized losses in 1998 resulted primarily from the full or partial liquidation of three portfolio investments: SunStates Refrigerated Services, Inc. ($1.8 million), R-Tex Decoratives Company, Inc. ($0.6 million), and Pines Hotel ($0.3 million). These three investments resulted in realized losses of $2.7 million. Realized losses in 1997 resulted primarily from the full or partial liquidation of four investments: Taco Tico, Inc. ($1.1 million), SunStates Refrigerated Services, Inc. ($0.8 million), Enviroplan, Inc. ($0.8 million), and Vineyard Sycamore Plaza Associates ($0.4 million). Realized losses resulting from these four investments totaled $3.1 million. Realized losses in 1996 included $6.6 million in losses from the liquidation of two portfolio investments. The Company made loans to these two borrowers in the late 1980s and early 1990s, and each borrower encountered significant difficulties during the recession of the early 1990's. Losses realized in 1998, 1997 and 1996 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security's value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $3.6 million, $9.7 million and $7.5 million when the related losses were realized in 1998, 1997 and 1996, respectively.

     The Company recorded net unrealized gains of $1.1 million and $7.2 million for the years ended December 31, 1998 and 1997, respectively, and net unrealized losses of $7.4 million for the year ended December 31, 1996. Net unrealized gains for 1998 consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets, the effect of valuation of interest rate swap agreements, and the effect of reversals of net unrealized appreciation resulting from net realized gains. At December 31, 1998, net unrealized appreciation in the portfolio totaled $2.4 million, and was composed of unrealized appreciation of $27.3 million resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $24.9 million resulting primarily from underperforming loan and equity investments in the portfolio. At December 31, 1997, net unrealized appreciation in the portfolio totaled $1.3 million and was composed of unrealized appreciation of $19.2 million and unrealized depreciation of $17.9 million. At December 31, 1996, net unrealized depreciation in the portfolio totaled $5.9 million.

     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those loans from which a capital gain is expected. Grade 2 is used for loans performing in accordance with plan. Grade 3 is used for loans that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for loans for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for loans for which some loss of principal and interest is expected and the loan is written down to net realizable value. During 1998, the Company began to grade its commercial mortgage and 7(a) loan portfolios using the same grading system used for its mezzanine loan portfolio, so that the Company's entire portfolio would have a uniform grading system. Prior to this, the commercial real estate portfolio used a different grading system and the 7(a) loan portfolio was not graded.

     At December 31, 1998, the Company's portfolio was graded as follows:

             PORTFOLIO BY GRADE
             ------------------                 INVESTMENTS     PERCENTAGE OF
                                                 AT VALUE      TOTAL PORTFOLIO
                                               -------------   ---------------
                                               (IN MILLIONS)
1............................................     $104.4             13.0%
2............................................      618.0             77.2
3............................................       53.2              6.7
4............................................       11.8              1.5
5............................................       12.9              1.6
                                                  ------            -----
                                                  $800.3            100.0%
                                                  ======            =====

     Grade 5 mezzanine investments totaled $6.4 million at value at December 31, 1998, or 0.8% of the Company's total portfolio based on the valuation of the Board of Directors. The value of these Grade 5 investments has been reduced from an aggregate cost of $22.7 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction in value has been recorded previously as unrealized depreciation over several years in the Company's earnings. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for a substantial amount of the potential exposure when such exposure is identified. During 1998, Grade 5 mezzanine investments decreased by $6.5 million from $12.9 million at December 31, 1997.

     At December 31, 1998, commercial real estate Grade 5 loans totaled $0.1 million at value. The value of these Grade 5 loans approximates cost because of the estimated value of the underlying collateral securing the loans. A Grade 5 classification for a commercial real estate loan prior to the use of the uniform grading system meant that the loan was in workout. Because of the collateral securing these loans, however, few previous Grade 5 loans were ever expected to result in loss of principal. Of the loans included in Grade 5 at December 31, 1997, only one loan totaling $0.3 million at cost was expected to incur any loss of principal, and this loan was valued at $0.2 million.

     Grade 5 SBA 7(a) loans totaled $6.3 million at value at December 31, 1998, and have been reduced from an aggregate cost basis of $7.9 million. The SBA 7(a) loan portfolio was not graded at December 31, 1997.

     For the total portfolio, loans greater than 120 days delinquent were $13.7 million at value at December 31, 1998, or 1.7% of the total portfolio. Included in this category are loans valued at $9.9 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at December 31, 1997, were $20.2 million at value or 2.9% of the total portfolio.

     The Company incurred income tax expense of $0.8 million for the year ended December 31, 1998, which resulted from the taxation of a net built-in gain realized from the sale of an office building owned by Allied Capital Advisers Inc. prior to the Merger. The Company incurred income tax expense of $1.4 million and $1.9 million, respectively, for the years ended December 31, 1997 and 1996 resulting from the operations of Allied Capital Advisers Inc. Because the Company has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code, the Company is not taxed on its investment company taxable income and realized capital gains, to the extent that such income and gains are distributed to shareholders.

     In order to maintain its RIC status, the Company must, in general, (1) derive at least 90% of its gross income from dividends, interest and gains from the sale of securities; (2) meet investment diversification requirements as defined in the Code; and (3) distribute to shareholders at least 90% of its investment company taxable income annually. The Company intends to take all steps necessary to continue to meet the RIC qualifications. However, there can be no assurance that the Company will continue to elect or qualify for such treatment in future years.

     During 1998, 1997 and 1996, the Company or the Predecessor Companies declared dividends to their shareholders representing all of each company's ordinary taxable income, taxable net capital gains, and, in the case of Allied Capital Corporation in 1997, a partial return of capital resulting from the distribution of Allied Capital Corporation's ownership of Allied Capital Lending Corporation's shares. Tax distributions differ from NIA due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation, which is not included in taxable income. Total tax distributions declared were $75.1 million, $85.7 million and $57.4 million for 1998, 1997 and 1996, respectively. Tax distributions per share were $1.43, $1.71 and $1.23 for the three years ended December 31, 1998, 1997 and 1996, respectively. The per share distributions for 1997 and 1996 have been exchange adjusted for the Merger and include the exchange-adjusted shares of Allied Capital Advisers Inc. for which no tax distributions had historically been declared or paid.

     Included in 1997 tax distributions was $18 million, or $0.34 per share, representing a non-cash dividend of the shares of Allied Capital Lending Corporation held in Allied Capital Corporation's portfolio. Allied Capital Corporation declared and paid a dividend equal to 0.107448 shares of Allied Capital Lending Corporation for each share of Allied Capital Corporation held on the record date for such dividend. These shares had a market value of $21.25 per share on December 30, 1997, the distribution date.

     Also included in 1997 tax distributions was a special, one-time dividend equal to $8.8 million, or $0.17 per share, representing all of the retained earnings and profits of the Predecessor Companies at December 31, 1997. The special dividend was declared in conjunction with the Merger in order for the Company to maintain its RIC status.

     Certain of the Company's credit facilities limit the Company's ability to declare dividends if the Company has defaulted under certain provisions of the credit agreement.

     The weighted average common shares outstanding used to compute basic earnings per share were 51.9 million, 49.2 million and 46.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. The increases in the weighted average shares reflect the issuance of new shares, the exercise of employee stock options to purchase shares of the Company and the issuance of shares pursuant to a dividend reinvestment plan. Allied Capital Corporation's ownership of Allied Capital Lending Corporation during the periods presented has been eliminated in consolidation.

     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 52.0 million, 49.3 million and 46.7 million for the years ended December 31, 1998, 1997 and 1996, respectively.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES



CASH AND CASH EQUIVALENTS



     At March 31, 1999, the Company had $35.2 million in cash and cash equivalents. The Company invests otherwise uninvested cash in U.S. government or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. The Company's objective is to manage to a low cash balance and fund new originations with its lines of credit.



INDEBTEDNESS



     The Company had outstanding indebtedness at March 31, 1999 as follows:



                                                                        ANNUAL
                                                                  PORTFOLIO RETURN TO
                                  AMOUNT            ANNUAL          COVER INTEREST
           CLASS               OUTSTANDING     INTEREST RATE(1)       PAYMENTS(2)
           -----              --------------   ----------------   -------------------
                              (IN THOUSANDS)
Debentures and notes
  payable:
     Master loan and
       security agreement...     $ 56,392            5.94%               0.35%
     Unsecured long-term
       notes payable........      180,000            7.21%               1.36%
     SBA debentures.........       47,650            8.22%               0.41%
     OPIC loan..............        5,700            6.57%               0.04%
                                 --------
          Total debentures
            and notes
            payable.........     $289,742            7.12%               2.15%
                                 ========
Revolving line of credit....     $121,000            7.35%               0.93%
                                 ========


---------------

(1) The annual interest rate includes the cost of commitment fees and other facility fees.


(2) The annual portfolio return to cover interest payments ("Annual Return") is calculated as total estimated 1999 annual interest or dividend payments per class of financing, divided by total assets at March 31, 1999. The total Annual Return needed to cover all classes of financing at March 31, 1999 combined is 3.08%.



     MASTER LOAN AND SECURITY AGREEMENT. The Company, in conjunction with Business Mortgage Investors, Inc. ("BMI"), has a facility to borrow up to $250 million, of which $100 million is committed, using its commercial mortgage loans as collateral. The agreement generally requires interest-only payments with all principal due at maturity. The agreement bears interest at one-month London Inter-Bank Offered Rate ("LIBOR") plus 1.0%. The facility matures on October 7, 1999.



     UNSECURED LONG-TERM NOTES PAYABLE. The Company has $180 million in financing through the issuance of unsecured long-term notes with private institutional lenders, primarily insurance companies. The terms of the notes include five- or seven-year maturities, priced at a weighted average rate of 7.2%. The notes require payment of interest only semiannually, and all principal is due upon maturity.



     On May 5, 1999, the Company closed $137 million in additional new long-term financing through the issuance of unsecured long-term notes with private institutional lenders, primarily insurance companies. The terms of the notes include five- or seven-year maturities, priced at a weighted average rate of 7.4%, on substantially the same terms. The notes require payment of interest only semiannually, and all principal is due upon maturity. Proceeds from the notes will be used to pay down the Company's short-term borrowings.

     SBA DEBENTURES. The Company, through its SBIC subsidiary, has debentures totaling $47.7 million payable to the SBA, at interest rates ranging from 6.9% to 9.6% with scheduled maturity dates as follows: 1999 -- $0; 2000 -- $17.3 million; 2001 -- $9.4 million; 2002 -- $0; 2003 -- $0; and $21.0 million thereafter. The debentures require semi-annual interest-only payments with all principal due upon maturity. During 1997, Congress increased the maximum leverage available to an SBIC to $101.0 million, and the Company intends to continue to borrow under the SBIC program as the situation warrants. The Company currently has a commitment from the SBA for an additional $27.0 million of debt.



     REVOLVING LINE OF CREDIT. The Company has a two-year, $315 million unsecured revolving line of credit which expires in March, 2001. This facility will shortly be increased to $340 million and may be expanded up to $400 million. At the Company's option, the credit facility bears interest at a rate equal to (i) LIBOR plus 1.25% or (ii) the higher of (a) the NationsBank, N.A. prime rate and (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity. The credit facility also requires an annual facility fee equal to 0.25% of the committed amount, regardless of the amount outstanding under the facility, which is payable quarterly in arrears.



EQUITY CAPITAL AND DIVIDENDS



     During the first quarter of 1999, the Company raised $35.8 million in new equity primarily through the sale of shares from its shelf registration statement. At March 31, 1999, total shareholders' equity had increased to $523.0 million.



     The Company expects to distribute four regular quarterly dividends of $0.40 per share during 1999, for total dividends of at least $1.60 per share for 1999. During the first quarter of 1999, the board of directors declared and the Company paid a regular quarterly dividend of $0.40 per share.



     The Company's dividend policy is to distribute substantially all of its taxable income, including capital gains, annually. The Company's taxable income can differ from its financial reporting income due to differences in the timing of revenue and expense recognition. The Company's current regular dividend was determined based on estimated 1999 taxable income. Dividends for 1998 totaled $1.43 per share.



FUTURE DEBT OR EQUITY OFFERINGS



     The Company plans to secure additional debt and equity capital for continued investment in growing businesses. Because the Company is a RIC, it distributes substantially all of its income and requires external capital for growth. Because the Company is a business development company, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings.



     The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, through borrowing under short- or long-term credit facilities, through asset sales, or through obtaining new equity capital. The Company will utilize its short-term credit facilities only as a means to bridge to long-term financing. The Company evaluates its interest rate exposure on an ongoing basis and may hedge variable and short-term interest rate exposure through interest rate swaps, Treasury locks and other techniques when appropriate. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.



FINANCIAL OBJECTIVES



     The Company has set forth certain financial objectives that it intends to use in allocating its resources and in selecting new investment opportunities. Management's goal is to increase NIA annually by 15% to 20% and to result in a ratio of NIA to average shareholders' equity, or return on equity, of 19% to 22%. Management believes that the Company will be able to achieve these goals over the next three to five years. Factors that may impede the achievement of these objectives include those described under "Risk Factors" and also include other factors such as changes in the economy, competitive and market conditions, and future business decisions.



YEAR 2000 COMPLIANCE



     The Company has a Year 2000 compliance committee which is responsible for assessing the Company's Year 2000 readiness by focusing on three main areas: the Company's information technology ("IT") and other operating systems, service providers, and portfolio companies. The committee reports periodically to the board of directors and to executive management.



     The Company's IT systems consist of third-party software and relatively new hardware systems. All vendors providing critical software and hardware have indicated that their programs and systems are Year 2000 compliant. All testing of critical software should be completed by May 31, 1999. The Company has tested most of its critical software applications and the test results have indicated the software and systems are Year 2000 compliant. In addition to the testing performed by Company personnel, the Company also contracted with its loan accounting software vendor to perform independent validation tests, using the Company's data, to verify that this software will be Year 2000 compliant. The test results revealed that the Company's loan accounting software is currently Year 2000 compliant. Implementation of tested software and IT systems is planned to be completed by the end of the second quarter 1999. The Company currently has service and maintenance contracts with all its critical software vendors, therefore, no additional costs will be incurred by the Company for the upgrades needed to become compliant.



     The second area of focus is the Company's service providers. The Company continues to monitor all of its critical service providers as they work toward Year 2000 compliance. The Company is not aware of any critical service provider that will not be Year 2000 compliant. However, the Company cannot give any assurance that the service providers will be Year 2000 compliant and that no interruption of business will occur as a result of their noncompliance.



     The Company has sent Year 2000 questionnaires to its portfolio companies to assess their awareness and to evaluate their Year 2000 readiness. Based on the responses to the Year 2000 questionnaires, the portfolio companies have represented that they will be Year 2000 compliant by December 31, 1999. The Company will continue to monitor the progress of its portfolio companies that are working toward Year 2000 compliance. During 1998, the Company began to evaluate each new portfolio company's Year 2000 compliance as part of the due diligence process. No assurance can be given that certain of the Company's portfolio companies will not suffer material adverse effects from Year 2000 issues, and if such adverse effects impact such companies' ability to repay their loans, the Company's operating results and financial condition could be affected.

     The Company estimates its operating costs to reach Year 2000 compliance will be approximately $100,000, and these costs are included in the Company's 1999 budget. This includes time allocated to this task by Company personnel and costs incurred in the testing phase.



     While the Company believes that it is taking the necessary steps to be Year 2000 compliant, it is difficult to fully predict the impact on the Company of non-compliance in any of the above-mentioned areas. Significant non-compliance could result in a material adverse effect on the Company's financial conditions and results from operations. The Company believes that the worst case Year 2000 scenarios may include 1) incurring additional costs to maintain the Company's books and records and to service the Company's investment portfolio, 2) the inability of the Company to access or transfer cash needed to pay its bills or fund new investments, 3) an increase in delinquencies and/or losses due to Year 2000 problems with the Company's portfolio companies, or 4) disruption in the capital markets resulting in a lack of liquidity to the Company. The degree of impact resulting from any of these worst case scenarios cannot be determined at this time. The Company is currently assessing its contingency plan, taking into consideration these worst-case scenarios. This plan will be finalized after the Year 2000 compliance tests and surveys described above are completed.

                               SENIOR SECURITIES


     Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The "-- " indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.



                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
MASTER REPURCHASE AGREEMENT
  AND MASTER LOAN AND
  SECURITY AGREEMENT
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    23,210,000       3,695           --            N/A
1995........................             0           0           --            N/A
1996........................    85,775,000       2,485           --            N/A
1997........................   225,821,000       2,215           --            N/A
1998........................     6,000,000       2,734           --            N/A
1999 (as of March 31).......    56,392,000       2,460           --            N/A

UNSECURED LONG-TERM NOTES
  PAYABLE
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................   180,000,000       2,734           --            N/A
1999 (as of March 31).......   180,000,000       2,460           --            N/A

SBA DEBENTURES(5)
1989........................  $ 25,350,000      $4,015          $--            N/A
1990........................    40,450,000       3,397           --            N/A
1991........................    49,800,000       3,834           --            N/A
1992........................    49,800,000       5,789           --            N/A
1993........................    49,800,000       6,013           --            N/A
1994........................    54,800,000       3,695           --            N/A
1995........................    61,300,000       2,868           --            N/A
1996........................    61,300,000       2,485           --            N/A
1997........................    54,300,000       2,215           --            N/A
1998........................    47,650,000       2,734           --            N/A
1999 (as of March 31).......    47,650,000       2,460           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
OVERSEAS PRIVATE INVESTMENT
CORPORATION LOAN
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................     8,700,000       2,485           --            N/A
1997........................     8,700,000       2,215           --            N/A
1998........................     5,700,000       2,734           --            N/A
1999 (as of March 31).......     5,700,000       2,460           --            N/A
REVOLVING LINES OF CREDIT
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    32,226,000       3,695           --            N/A
1995........................    20,414,000       2,868           --            N/A
1996........................    45,099,000       2,485           --            N/A
1997........................    38,842,000       2,215           --            N/A
1998........................    95,000,000       2,734           --            N/A
1999 (as of March 31).......   121,000,000       2,460           --            N/A
SENIOR NOTE PAYABLE(6)
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................    20,000,000       5,789           --            N/A
1993........................    20,000,000       6,013           --            N/A
1994........................    20,000,000       3,695           --            N/A
1995........................    20,000,000       2,868           --            N/A
1996........................    20,000,000       2,485           --            N/A
1997........................    20,000,000       2,215           --            N/A
1998........................             0           0           --            N/A
1999 (as of March 31).......             0           0           --            N/A
BONDS PAYABLE
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................    98,625,000       2,868           --            N/A
1996........................    54,123,000       2,485           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999 (as of March 31).......             0           0           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
REVERSE REPURCHASE AGREEMENTS(7)
1989........................  $ 29,386,000      $4,015        $  --            N/A
1990........................    28,361,000       3,397           --            N/A
1991........................     2,761,000       3,834           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999 (as of March 31).......             0           0           --            N/A
REDEEMABLE CUMULATIVE PREFERRED STOCK(5)
1989........................  $          0      $    0        $   0            N/A
1990........................     1,000,000         308          100            N/A
1991........................     1,000,000         338          100            N/A
1992........................     1,000,000         526          100            N/A
1993........................     1,000,000         546          100            N/A
1994........................     1,000,000         351          100            N/A
1995........................     1,000,000         277          100            N/A
1996........................     1,000,000         242          100            N/A
1997........................     1,000,000         217          100            N/A
1998........................     1,000,000         267          100            N/A
1999 (as of March 31).......     1,000,000         239          100            N/A
NON-REDEEMABLE CUMULATIVE PREFERRED
  STOCK(5)
1989........................  $  6,000,000      $  362        $ 100            N/A
1990........................     6,000,000         308          100            N/A
1991........................     6,000,000         338          100            N/A
1992........................     6,000,000         526          100            N/A
1993........................     6,000,000         546          100            N/A
1994........................     6,000,000         351          100            N/A
1995........................     6,000,000         277          100            N/A
1996........................     6,000,000         242          100            N/A
1997........................     6,000,000         217          100            N/A
1998........................     6,000,000         267          100            N/A
1999 (as of March 31).......     6,000,000         239          100            N/A


-------------------------
    (1) Total amount of each class of senior securities outstanding at the end of the period presented.

    (2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

    (3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

    (4) Not applicable, as senior securities are not registered for public trading.


    (5) Issued by the Company's SBIC subsidiary to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See "Certain Government Regulations -- SBA Regulations."



    (6) The Company was the obligor on $15 million of the senior notes. The Company's SBIC subsidiaries were the obligors on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.



    (7) U.S. government agency guaranteed loans sold under agreements to repurchase. The Company was advised by the Staff of the Commission that these reverse repurchase agreements were not considered a class of senior security representing indebtedness and thus were not subject to the asset coverage requirements of the 1940 Act.

                                    BUSINESS

     We are a value-added full-service lender. We invest in and lend to private, growing businesses in a variety of industries and in diverse geographic locations nationwide. We focus on investments in three primary areas:

     - mezzanine finance


     - commercial real estate finance, including the purchase of CMBS, and


     - SBA 7(a) lending.


     Our investment portfolio consists primarily of small and medium-sized subordinated loans with equity features, small and medium-sized commercial mortgage loans, commercial mortgage-backed securities, and small senior loans. At March 31, 1999, our investment portfolio totaled $886 million representing 678 borrower relationships in 40 states and the District of Columbia.


     The Company's investment objective is to achieve current income and capital gains. We currently do not have a policy with respect to "concentrating" (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

THE 1997 MERGER

     Allied Capital Corporation was formed through the merger, on December 31, 1997, of five affiliated public companies, the "predecessor companies", the oldest of which was founded in 1958. The merger provided numerous benefits and key competitive advantages:

     - INCREASED SIZE. We are now the largest BDC in the United States and are significantly larger than any of the predecessor companies that merged in terms of total assets, total equity capital and total market capitalization. A larger asset base allows us to make larger investments in growing companies while maintaining portfolio diversity. A larger market capitalization provides our stockholders with better liquidity, and has increased our visibility in the debt and equity capital markets. These improvements have provided the Company with a better foundation for growth.

     - IMPROVED MIX OF INCOME. We now have a portfolio that produces a higher level of recurring investment income since the five companies merged. In addition, as a single company, we have been able to expand our existing businesses and improve our asset and liability management.

     - EFFICIENCY. As one company, we now operate more efficiently. We have been able to eliminate redundant processes and expenses, including financial reporting, auditing, and corporate legal fees.

     - SINGLE ENTITY FOCUSED ON HIGH RETURN INVESTMENTS. We now have one business plan with a single investment goal of generating strong current income and long-term capital gains. We are able to allocate both capital and human resources more effectively to maximize our returns on shareholder equity.

     - INCREASED COMPETITIVENESS. Because of our increased size, focus, and efficiency, we have become a formidable competitor in the mezzanine finance marketplace. Our increased size has lowered our cost of capital and increased our pricing competitiveness. Our increased size has also enabled us to finance larger transactions while maintaining portfolio diversity. Our increased efficiency has enabled us to grow both our sales and investment professional headcount so that we can more aggressively compete in the marketplace.

     As a result of the merger, we increased our annual loan originations and improved the credit quality of our portfolio. We also increased our access to capital, particularly our ability to borrow from lenders. During 1998, we restructured our credit facilities and obtained unsecured debt financing at a lower cost with more favorable financing terms. In addition, we believe our larger market capitalization has increased our access to equity capital. Greater access to capital at a lower cost has enabled us to price our loans to borrowers more competitively.

MEZZANINE FINANCE

     We provide mezzanine debt and equity financing in private transactions for small- and medium-sized growth companies. We recognize that entrepreneurs need an alternative to the high cost and dilutive nature of venture equity capital. Therefore, our mezzanine finance activities target a market niche between the senior debt financing provided by traditional lenders, such as banks and insurance companies, and the equity capital provided by venture capitalists and private equity investors.

     Our mezzanine financing is generally used to fund growth, leveraged buyouts, note purchases, loan restructurings, acquisitions, recapitalizations, and bridge financings. We generally invest in private companies though, from time to time, we may invest in thinly traded public companies that lack access to public capital and whose securities are generally not marginable.


     We originate and purchase investments ranging in size from $5 million to $25 million, with an emphasis on investments on the higher end of this range. Our mezzanine investments are generally structured as a subordinated loan that carries a relatively high fixed interest rate (12% to 18%), with interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years. Our mezzanine investments may also include equity features, such as warrants or options to buy a minority interest in the portfolio company. At March 31, 1999, approximately 98% of the Company's mezzanine investments had fixed interest rates.



     We seek to generate a return on assets ranging from 14% to 20%, including both interest income and capital gains from the sale of our equity interests. Historically, we had structured our mezzanine investments so that approximately one-half of the potential return was earned through current interest payments, and one-half was earned in capital gains, which would arise from the sale of our equity interest in the portfolio company. We generally structure our mezzanine investments with more emphasis on current interest, and less emphasis on the potential return from capital gains. At March 31, 1999, our mezzanine portfolio had a weighted average yield of 14.0%, as compared to a weighted average yield of 13.2% at March 31, 1998.



     Our equity investments, which include warrants, options, and common and preferred stock, generally do not produce a current return, but are held for potential investment appreciation and ultimate capital gains. Generally, warrants are exercisable after a three- to five-year period, and the exercise price is usually nominal. The warrants often include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. In many cases, the warrants have a put option that requires that the borrower repurchase our equity position after a specified period of time at a formula price or at its fair market value.


     At March 31, 1999, our mezzanine portfolio had $351.6 million in mezzanine loans and debt securities, and $55.9 million in equity interests, which combined represented 42% of our total assets. The geographic and industry composition of the mezzanine portfolio at March 31, 1999 was as follows:



      GEOGRAPHIC REGION
      -----------------
Mid-Atlantic..................     26%
Midwest.......................     25%
Southeast.....................     22%
West..........................     15%
International.................      7%
Northeast.....................      5%
                                  ----
     Total....................    100%
                                  ====
           INDUSTRY
           --------
Consumer products.............     22%
Telecommunications............     15%
Business services.............     13%
Retail........................      8%
Industrial products...........      8%
Broadcasting..................      6%
Other.........................     28%
                                  ----
     Total....................    100%
                                  ====


     Private equity and mezzanine investment partnerships are our primary competitors in the mezzanine finance business. We believe that we have certain structural and operational advantages when compared to many of these competitors. Our scale of operations, equity capital base, and successful track record as a mezzanine lender has enabled us to borrow long-term capital to leverage our equity and reduce our overall cost of capital. We use our lower cost of capital to price our loans competitively. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our borrowers than traditional mezzanine partnerships, which typically have a limited life. We also believe that high overhead, cumbersome regulatory structures and large size hinder many traditional lenders from lending effectively to our niche of small- and medium-sized businesses.

     We hold a portion of our mezzanine investments in a wholly owned subsidiary, Allied Investment Corporation. Allied Investment is a BDC and is licensed and regulated by the Small Business Administration to operate as a small business investment company ("SBIC"). See "Certain Government Regulations" below for further information about SBIC regulation.

COMMERCIAL REAL ESTATE FINANCE

     COMMERCIAL MORTGAGE LOANS. We originate and purchase mortgage loans to small and medium-sized businesses secured by commercial real estate. We believe that we successfully compete in the commercial real estate finance market due to our creativity and flexible loan terms. We use an "enterprise value" approach to assess new commercial mortgage loans, which requires an analysis of the underlying cash flow of the real estate tenant or owner-occupant in addition to more traditional real estate loan underwriting techniques, which may exclude the impact of business cash flows from the underwriting considerations. We believe that we are able to structure and finance more complicated loans than traditional real estate lenders due to our significant expertise in this area, and the experience of our investment professionals.

     We generally price new commercial mortgage loans based on a fixed spread ranging from 3% to 5% over five to ten year U.S. Treasury rates. During 1997 and 1998, interest rates on U.S. Treasury bonds declined significantly, and the spreads charged by commercial real estate lenders in the marketplace narrowed. As a result, we began to reevaluate our strategy regarding commercial real estate lending in light of declining interest rates. During the third quarter of 1998, we significantly reduced our commercial mortgage loan origination activity for our own portfolio, and began exploring opportunities to originate commercial mortgage loans for sale to various financial institutions.


     We are now pursuing various loan sale opportunities and we plan to continue to originate commercial mortgage loans for sale. We can enhance the investment return from our commercial mortgage loan portfolio by originating and selling these lower-yielding loans, because we receive loan origination fees and cash premiums on the sale from the purchaser. We are combining our commercial mortgage loan origination for sale activity with our SBA lending activity in order to increase our competitiveness in the marketplace. In addition, small commercial mortgage loans generally are priced such that the premiums realized upon sale are greater than those realized on larger, more competitively priced, commercial mortgage loans.


     We focus on originating commercial mortgage loans for our own portfolio ranging in size from $1 million to $25 million with maturities of five to ten years. These loans are generally priced at higher interest rates and include subordinated real estate loans and sale-leaseback financing. Subordinated loans are priced similarly to our mezzanine loans and may be accompanied by an equity interest in the real estate or in the underlying business.


     At March 31, 1999, 60% of the Company's portfolio of commercial mortgage loans carried a fixed interest rate, and 40% carried a floating rate tied to various indices. These loans may require payments of interest only, or they may require level payments of principal and interest calculated to amortize the principal on a 10- to 30-year basis with a balloon payment at maturity.



     We derive income from the (1) interest charged on the commercial mortgage loan portfolio and (2) amortization of original issue and purchased discounts. The weighted average stated interest rate on the commercial mortgage loan portfolio at March 31, 1999 was 9.8% and the weighted average yield was 10.4%. The effective yield on the mortgage loan portfolio is higher than the stated interest rate due to the amortization of original issue discount and purchased discount. At March 31, 1999, the average loan-to-value for the commercial mortgage loan portfolio was 66.5%.



     The Company's commercial mortgage loan portfolio totaled approximately $210.9 million at March 31, 1999, or 22% of the Company's total assets. The geographic composition and the property types securing the commercial mortgage loan portfolio at March 31, 1999 were as follows:



      GEOGRAPHIC REGION
      -----------------
Mid-Atlantic..................     37%
Southeast.....................     29%
West..........................     20%
Midwest.......................      9%
Northeast.....................      5%
                                  ----
     Total....................    100%
                                  ====
        PROPERTY TYPE
        -------------
Hospitality...................     46%
Office........................     21%
Retail........................     14%
Recreation....................     12%
Other.........................      7%
                                  ----
     Total....................    100%
                                  ====


     We compete with banks, real estate conduits, equity and mortgage real estate investment trusts ("REITs") and other lenders for the commercial mortgage loans we originate. We believe we have earned a reputation in the commercial real estate finance market as a specialist in credits that require more difficult structuring or underwriting techniques, and that we compete successfully in this niche.


     COMMERCIAL MORTGAGE-BACKED SECURITIES. Turmoil in the real estate capital markets during the fourth quarter of 1998 created a unique opportunity for the Company to acquire non-investment grade commercial mortgage-backed securities ("CMBS") at attractive yields. In late 1998, the Company purchased $67.2 million of non-investment grade bonds for $32.2 million. During the first quarter of 1999, the Company purchased an additional $177.9 million of similar bonds for $88.0 million. We plan to continue to purchase CMBS as long as we can achieve significant discounts and attractive yields on such purchases. However, we may limit our CMBS purchasing activity in order to maintain a balanced portfolio.



     At March 31, 1999, the Company had $116.3 million in purchased commercial mortgage-backed securities, which represented 12.1% of the Company's total assets. The purchased CMBS portfolio had a weighted average yield to maturity of 14.6%.



     In January 1998, we completed a $295 million asset securitization in which we retained a residual interest in securitized loans. We continue to service all of the loans in the pool. This transaction provided liquidity to our investment portfolio, and allowed us to reinvest the cash proceeds from the securitization into higher yielding mezzanine and SBA 7(a) loans. We do not anticipate significant future securitization activity; we will gain liquidity from our lower yielding loans primarily through whole loan sales. At March 31, 1999, the Company had $84.5 million in Residual CMBS, which represented 8.8% of the Company's total assets. The Residual CMBS had a weighted average yield to maturity of 10.1%.



     The CMBS in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (e.g., "AAA" through "BBB"). Non-investment grade securities usually pay a higher interest rate than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to react more to changes in interest rates than do higher-rated securities, have a higher risk of default, tend to be less liquid, and may be more difficult to value. We invest in non-investment grade CMBS represented by the "BB" to non-rated tranches of a CMBS issuance. Due to the underlying structure of the CMBS issuances that offer the non-investment grade securities, our CMBS tranches receive principal payments only after the securities that are senior to our securities are repaid. Thus, if losses are incurred in the underlying mortgage loan collateral pool, we would experience these losses. To mitigate this risk, we perform extensive due diligence prior to the purchase of the non-rated CMBS.



     When we evaluate a CMBS purchase, we use the same stringent underwriting procedures and criteria for the pooled loans as we do for the loans we originate and purchase. These underwriting procedures and criteria are described in detail below. In addition, we believe that the underlying real estate collateral for our purchased CMBS adequately secures our position. At March 31, 1999, the average loan-to-value ratio for our commercial mortgage-backed securities portfolio, including the residual interest in our securitized pool, was 68.7%.

SBA 7(a) LENDING


     We participate in the SBA's 7(a) Guaranteed Loan Program through a wholly owned subsidiary, Allied Capital SBLC Corporation. Allied SBLC is licensed by the SBA as a Small Business Lending Company ("SBLC"). It is one of only fourteen non-bank SBLCs operating in the United States.


     Under the SBA 7(a) program, we extend senior secured loans that are partially guaranteed by the SBA. Our SBA 7(a) loans are provided to small businesses for the purposes of acquiring real estate, purchasing machinery or equipment, or providing working capital. The loans are secured by a mortgage or other liens on the assets of the borrower, and in all cases the owners of the business must personally guarantee the repayment of the loan. We focus our SBA 7(a) loan origination activity on loans secured by commercial real estate assets.

     Our 7(a) loans typically range in size from $250,000 to $1 million. The SBA guarantees 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any qualified loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with (1) no more than $5 million in annual sales or (2) no more than 500 employees. The SBA stipulates that loans used to acquire real estate may have a maximum maturity of 25 years; loans used to purchase machinery and equipment may have a maximum maturity of 15 years; loans used for working capital may have a maximum maturity of seven years.

     We generally price our 7(a) loans with variable interest rates typically ranging from 1.75% to 2.75% over the prime rate, adjusted monthly. Approximately 96% of the Company's SBA 7(a) loan portfolio had variable interest rates as of December 31, 1998. Generally loans are payable in equal monthly installments of principal and interest on the first day of the month following the month in which the loan is funded, until maturity. Our post-Merger capital structure has allowed us to lower our pricing on SBA 7(a) loans. As a result, we believe we now compete more effectively in the marketplace, and we have increased our deal flow.

     We routinely sell the guaranteed portion of our SBA 7(a) loans in the well-established secondary market. We earn a premium on the sale of the guaranteed portion of our SBA 7(a) loans. Typically our premiums on loan sales, net of origination costs, range from 4% to 7.5% of the face amount of each loan sold. This premium income enhances the return on our 25% retained investment in the loan, and our retained portion is not subordinate to the guaranteed portion sold. We continue to service 100% of each loan we originate.


     For the fiscal year ended September 30, 1998, the federal government estimated that SBA 7(a) loans originations would approximate $10.5 billion. Banks, non-bank SBLCs, and certain state-sponsored non-bank lenders serve this large market. We believe that we compete successfully in the 7(a) loan market because we focus in certain regional markets and because we are a "Preferred Lender" in the regional markets in which we compete. As an SBA Preferred Lender, we are permitted to make 7(a) guaranteed loans without prior SBA credit approval, thus simplifying and expediting our loan approval process and the related disbursements. At March 31, 1999, Allied SBLC was a designated Preferred Lender in sixteen markets; we plan to attain Preferred Lender status in additional markets during 1999.

     Our SBA 7(a) loan portfolio totaled $58.3 million at March 31, 1999, or 6% of our total assets. The SBA 7(a) portfolio includes loans to, among others, hotels and motels, automotive shops and gas stations, restaurants, manufacturers, broadcasting and communications companies, service providers, retail shops, and other small businesses. The following tables show our 7(a) loan portfolio by geographic region and industry at March 31, 1999:



      GEOGRAPHIC REGION
      -----------------
Midwest.......................   38%
Mid-Atlantic..................   30%
Southeast.....................   15%
West..........................   12%
Northeast.....................    5%
                                ----
     Total....................  100%
                                ====



           INDUSTRY
           --------
Retail........................   42%
Hospitality...................   29%
Consumer products.............    6%
Consumer services.............    5%
Business services.............    4%
Broadcasting..................    3%
Other.........................   11%
                                ----
     Total....................  100%
                                ====


INVESTMENT ADVISORY SERVICES

     We are a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and have certain investment advisory agreements to manage private investment funds. The revenue generated from these agreements is not material to the Company's operations. See "Management's Discussion and Analysis -- Results of Operations -- Comparison of Fiscal Years Ended December 31, 1998, 1997 and 1996."

LOAN SOURCING


     During 1997 and 1998, we significantly increased the scope of our sales and marketing activity by opening regional offices in Chicago and San Francisco. We have also opened offices focused on small business lending in Detroit, Atlanta and Philadelphia. We have a full-time sales and marketing staff dedicated to identifying and pursuing mezzanine investments, commercial mortgage loans, and SBA 7(a) loans. To source new investment opportunities, we work with thousands of intermediaries including:


     - regional and boutique investment banks;

     - private mezzanine and equity investors;

     - business and mortgage brokers;

     - national retail financial services companies; and

     - banks, law firms and accountants.

     We believe that our experience and reputation provide a competitive advantage in originating new investment opportunities. We have established an extensive network of investment referral relationships over our 40-year history. We are recognized as a pioneer in the mezzanine finance industry, and have developed a reputation in the commercial real estate finance market for our ability to finance complex transactions.

ASSET APPROVAL AND UNDERWRITING PROCESS

     In assessing new investment opportunities, we maintain rigorous credit standards based on our underwriting guidelines, a thorough due diligence process, and a credit approval process requiring committee review, all of which are described below. The combination of conservative underwriting standards and our credit-oriented culture has resulted in a record of minimal realized losses.

     GENERAL INVESTMENT CRITERIA. The following table highlights general underwriting criteria for each product type. We use these criteria as general guidelines only, and the characteristics of individual investments may vary significantly depending upon each unique investment opportunity.

                          MEZZANINE              REAL ESTATE/SBA 7(a) LENDING
               -------------------------------  -------------------------------
INDUSTRY OR    Consumer and industrial          Office buildings, full service
PROPERTY       products, business services      hotels, manufacturing
TYPE           (outsourcing), broadcasting,     facilities, warehouses, retail
               telecommunications, education,   facilities, convenience stores,
               and other industries that have   gas stations, and other
               low vulnerability to changes in  properties requiring
               economic cycles                  specialized underwriting
                                                expertise

INVESTMENT     Stable, growing companies,       Amortization, collateral
CRITERIA       strong cash flow, high returns   coverage, cash flow coverage
               on invested capital,
               later-stage, strong management

LOAN SIZE      $5 million to $25 million        $0.2 million to $25 million

TERM           5 to 10 years                    1 to 30 years

COLLATERAL     Second lien on assets, if        First lien on real estate,
               available                        second lien on real estate,
                                                personal guarantees

LOAN UNDERWRITING PROCEDURES AND CRITERIA

     MEZZANINE FINANCE. We generally consider financing companies that can demonstrate strong market position, sales growth, positive cash flow, and profitability. We emphasize the quality of management of our potential portfolio companies, and specifically seek experienced entrepreneurs with a management track record and relevant industry experience. We generally seek companies with annual revenues of $20 million to $200 million, cash flow margins of greater than 10% of revenues, operating histories of at least ten years, and seasoned management teams who have a significant personal investment at risk in the business. In addition, the business must generate a high return on its invested capital, and must demonstrate a low level of vulnerability to changes in economic cycles. The prospective portfolio company's total debt including our loan is generally no greater than five times the company's current cash flow, and the company's cash flow is generally no less than two times its total debt service obligation to all of its lenders.


     For each mezzanine financing, our investment professionals thoroughly review, analyze and substantiate, through due diligence, the business plan and operations of the potential portfolio company. Our financial due diligence, which is often conducted with the assistance of an accounting firm, includes analyzing the company's historical and projected financial information and stress-testing the projections under adverse assumptions. Our business due diligence, which is often conducted with the assistance of industry specialists or consultants, thoroughly studies the industry and competitive landscape. We assess the company's business plan and its cyclicality to assess the borrower's ability to weather economic cycles. In management due diligence, we conduct numerous personal and professional reference checks, including employees, both current and former, customers, suppliers and competitors. The typical mezzanine financing will require two to three months of diligence and structuring before funding occurs.

     COMMERCIAL REAL ESTATE FINANCE AND SBA 7(a) LENDING. When we evaluate commercial mortgage loans for origination or purchase, including CMBS purchases, we generally receive an initial package of information that typically includes underwriting information that was developed by the borrower or seller. Typical underwriting information that we require from potential borrowers in order to conduct appropriate due diligence includes: financial statements of the borrower, appraisals, rent rolls and lease information, environmental reports, structural and engineering reports, and any other information deemed appropriate under the circumstances.

     In the case of purchased loans, the seller generally provides financial statements of the borrower, property appraisals and any other original underwriting information. The seller also generally provides loan documents and payment histories. When we originate or purchase commercial mortgage loans, we generally consider a variety of other factors, including the borrower's estimated current cash flow coverage, the creditworthiness of the borrower, the net worth and financial strength of the borrower, the estimated current liquidation value of the related mortgaged property, and trends in the borrower's industry and in real estate values in the borrower's geographic region. The loan officer inspects the property during the due diligence process, and he or she values the property using internally developed valuation analyses.

     Small businesses with less than 500 employees or less than $5 million in annual sales qualify for SBA 7(a) loans. Our underwriting criteria are otherwise very similar to our commercial mortgage loan criteria. We generally seek SBA 7(a) loans that are collateralized by real estate.

CREDIT APPROVAL PROCESS


     All credit approval is obtained through a committee review process centralized at our headquarters in Washington, DC. All of our lending disciplines are represented on the investment committee, which is comprised of our most senior lenders. The investment committee in its entirety, or certain subcommittees of the investment committee, are required to approve all loan transactions.


     No one individual has the ability to approve a credit. The asset approval process not only benefits from the experience of the investment committee members, but also from the experience of our other investment professionals who, on average, have over 13 years of professional experience. This experienced staff of investment professionals underwrites each new loan and subjects each potential investment to a rigorous due diligence process, as is described above.


     In certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, we require approval from the executive committee of the board of directors in addition to the investment committee. Even after all such approvals are received, due diligence must be successfully completed with final investment committee approval before funds are disbursed to a new borrower.

PORTFOLIO MANAGEMENT

     LOAN SERVICING: Our staff is responsible for routine loan servicing, which includes:

     - payment processing;

     - borrower inquiries;

     - escrow analysis and processing;

     - third-party reporting; and

     - insurance and tax administration.

     In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.


     PORTFOLIO MONITORING AND VALUATION: We use a grading system in order to help us monitor our portfolio. The grading system assigns grades to investments from 1 to 5 as follows:


GRADE                           DESCRIPTION
-----                           -----------
 1      Probable capital gain
 2      Performing security
 3      Close monitoring -- no loss of principal or interest
        expected
 4      Workout -- some loss of interest expected
 5      Workout -- some loss of principal and interest expected.
        Security is valued at net realized value.


     At March 31, 1999 Grade 1 investments totaled $112.7 million, or 12.7% of the total portfolio at value; Grade 2 investments totaled $700.6 million, or 79.1% of the total portfolio; Grade 3 investments totaled $39.7 million, or 4.5% of the total portfolio; Grade 4 investments totaled $19.8 million, or 2.2% of the total portfolio; and Grade 5 investments totaled $13.0 million or 1.5% of the total portfolio.


     As a BDC, the board of directors is required to value the portfolio on a quarterly basis. In valuing each individual investment, we consider the financial performance of each borrower, loan payment histories, indications of potential equity realization events and current collateral values, and determine whether the value of the asset should be increased through unrealized appreciation or decreased through unrealized depreciation. After each investment professional has made his or her determination of value, members of senior management review the valuations. These valuations are then presented to the board of directors for their review and approval.

     As a general rule, the Company does not value its loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns.

     DELINQUENCIES. We monitor loan delinquencies weekly. The following outlines the treatment of each delinquency category:

30 DAYS PAST DUE.............   Our loan servicing staff monitors loans and
                                contacts borrowers for collection.

60 DAYS PAST DUE.............   We generally transfer loans to investment
                                professionals responsible for special servicing activity for monitoring, collection, and development of a workout plan, if necessary.

90 DAYS PAST DUE.............   Our accounting department reviews loans in
                                conjunction with the investment professional responsible for special servicing to determine whether the loan should be placed on a non-accrual status or whether a valuation adjustment is required.

120 DAYS PAST DUE............   Generally, we place such loans on non-accrual
                                status and the loan is an active workout.


     At March 31, 1999, $20.0 million, or 2.3% of the Company's portfolio at value was 120 days or more past due. Included in this category are loans valued at $8.4 million that are secured by real estate.


     LOAN LOSSES. We have a history of low levels of loan losses, and have a demonstrated track record of successfully resolving troubled credit situations with minimal loss. The following table shows realized losses in the Company's portfolio over the last five years:


                          THREE MONTHS
                         ENDED MARCH 31,                   YEAR ENDED DECEMBER 31,
                       -------------------   ----------------------------------------------------
                         1999       1998       1998       1997       1996       1995       1994
                       --------   --------   --------   --------   --------   --------   --------
                                                                (IN THOUSANDS)
Realized Losses......  $    348   $     --   $  3,216   $  5,100   $ 11,262   $  4,679   $  2,908
    Total Assets.....   961,421    652,710    856,079    807,775    713,360    605,434    501,817
Realized Losses/Total
  Assets.............        --         --        0.4%       0.6%       1.6%       0.8%       0.6%


EMPLOYEES


     At March 31, 1999, we employed 108 individuals including investment professionals, operations professionals and administrative staff. All individuals are located in the Washington, DC office, except for five individuals in the Chicago office, four in the San Francisco office, four in the Detroit office, one in the Atlanta office and two in the Philadelphia office. We believe that our relations with employees are excellent.


LEGAL PROCEEDINGS

     We are a party to certain lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these actions will have a material effect upon our financial condition or results of operations.

                              PORTFOLIO COMPANIES


     The following is a listing of our portfolio companies in which we had an equity investment at March 31, 1999. We make available significant managerial assistance to our portfolio companies. Other than loans to the portfolio company, our only relationship with each portfolio company is our investment. For information relating to the amount and general terms of our loans to portfolio companies, see the Consolidated Statement of Investments and Notes thereto at March 31, 1999 at pages F-5 to F-9.



                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Acme Paging, L.P. ................  Paging Services           Partnership Interests           1.8%
  1336 Basswood, Suite F
  Schaumburg, IL 60173
American Barbecue & Grill,          Restaurant Chain                                         17.3%
  Inc. ...........................                            Warrants to Purchase
  7300 W. 110th Street, Suite 570                             Common Stock
  Overland Park, KS 66210
ASW Holding Corporation...........  Steel Wool Manufacturer   Warrants to Purchase            5.0%
  2825 W. 31st Street                                         Common Stock
  Chicago, IL 60623
Au Bon Pain Co., Inc. ............  Restaurant Chain          Warrants to Purchase            1.8%
  19 Fid Kennedy Avenue                                       Common Stock
  Boston, MA 02210
Avborne, Inc. ....................  Aviation Services         Warrants to Purchase            2.5%
  c/o Trivest, Inc.                 Company                   Common Stock
  2665 S. Bayshore Dr., Suite 800
  Miami, FL 33133-5462
Brazos Sportswear, Inc. ..........  Sportswear Manufacturer   Common Stock                    7.8%
  3860 Virginia Avenue              & Distribution
  Cincinnati, OH 45227
Candlewood Hotel Company..........  Extended Stay             Series A Convertible            5.0%
  9342 East Central                 Facilities                Preferred Stock
  Wichita, KS 67206
Celebrities, Inc. ................  Radio Stations            Warrants to Purchase           25.0%
  408-412 W. Oakland Park                                     Common Stock
    Boulevard
  Ft. Lauderdale, FL 33311-1712
CeraTech Holdings Corporation.....  Ceramic Plate             Warrants to Purchase           33.7%
  10435 Seymour Avenue              Manufacturer              Common Stock
  Franklin Park, IL 60131
Cherry Tree Toys, Inc. ...........  Direct Marketer of        Common Stock                   19.8%
  7601 France Avenue South, #225    Woodcrafts
  Edina, MN 55435
Convenience Corporation of
  America.........................  Convenience Store Chain   Series A Preferred Stock       10.0%
  711 N. 108th Court                                          Warrants to Purchase            4.5%
  Omaha, NE 68154                                             Common Stock
Cooper Natural Resources, Inc. ...  Sodium Sulfate Producer   Warrants to Purchase           25.3%
  P.O. Box 1477                                               Common Stock
  Seagraves, TX 79360
COHR, Inc.........................  Healthcare Outsourcing    Common Stock                   15.6%
  21540 Plummer Street
  Chatsworth, CA 91311

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Cosmetic Manufacturing............  Cosmetic Manufacturer     Options to Purchase            10.0%
  Resources, LLC                                              Shares
  11312 Penrose Street
  Sun Valley, CA 91352
Csabai Canning Factory Rt. .......  Food Processing           Hungarian Quotas                9.2%
  5600 Bekescasba
  Bekis: vt 52-54 Hungary
DEH Printed Circuits, Inc. .......  Circuit Board             Warrants to Purchase           12.5%
  840 Church Road                   Manufacturer              Common Stock
  Elgin, IL 60123
DeVlieg-Bullard, Inc. ............  Tool Manufacturer         Warrants to Purchase            1.7%
  One Gorham Island                                           Common Stock
  Westport, CT 06680
Directory Investment                Telephone Directories                                    50.0%
  Corporation.....................                            Common Stock
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Directory Lending Corporation.....  Telephone Directories     Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
EDM Consulting, LLC...............  Environmental             Common Stock                   25.0%
  14 Macopin Avenue                 Consulting
  Montclair, NJ 07043
Enterprise Software, Inc.
  (formerly IndeNet Corp.) .......  Broadcasting Software     Common Stock                    2.7%
  5475 Tech Enter Drive, Suite 300                            Warrants to Purchase            3.8%
  Colorado Springs, CO 80919                                  Common Stock
Esquire Communications Ltd. ......  Court Reporting           Warrants to Purchase            3.0%
  216 E. 45th Street, 8th floor     Services                  Common Stock
  New York, NY 10017
ExTerra Credit Recovery, Inc. ....  Consumer Finance          Preferred Stock                 2.6%
  35 Lennon Lane, Suite 200                                   Common Stock                    1.1%
  Walnut Creek, CA 94598                                      Warrants to Purchase            1.1%
                                                              Common Stock
Fairchild Industrial Products
  Company.........................  Industrial Controls       Warrants to Purchase           21.5%
  3920 Westpoint Boulevard          Manufacturer              Common Stock
  Winston-Salem, NC 27013
FTI Consulting, Inc. .............  Litigation Support        Warrants to Purchase            7.5%
  2021 Research Drive               Services                  Common Stock
  Annapolis, MD 21401
Galaxy American Communications,
  LLC.............................  Cable Television          Warrants to Purchase              6%
  1220 N. Main Street               Operator                  Common Stock
  Sikeston, MO 63801
Gibson Guitar Corporation ........  Guitar Manufacturer       Warrants to Purchase            3.0%
  1818 Elm Hill Pike                                          Common Stock
  Nashville, TN 37210
Ginsey Industries, Inc. ..........  Toilet Seat                                               7.0%
                                    Manufacturer              Convertible Debentures
  281 Benigno Boulevard                                       Warrants to Purchase           16.0%
  Bellmawr, NJ 08031                                          Common Stock

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Golden Eagle/Satellite
  Archery, LLC....................  Sporting Equipment        Convertible Debentures         26.9%
  1733 Gunn Highway                 Manufacturer
  Odessa, FL 33556
Grant Broadcasting System II......  Television Stations       Warrants to Purchase           40.0%
  919 Middle River Drive,                                     Common Stock
  Suite 409                                                   Warrants to Purchase           40.0%
  Ft. Lauderdale, FL 33304                                    Common Stock in
                                                              Affiliate Company
Grant Television, Inc. ...........  Television Stations       Warrants to Purchase           20.0%
(See Grant Broadcasting System II)                            Common Stock
Hotelevision, Inc. ...............  Hotel Cable-TV            Preferred Stock                14.2%
  599 Lexington Avenue              Network
  Suite 2300
  New York, NY 10022
Jack Henry & Associates, Inc. ....  Commercial Banking        Common Stock                    0.5%
  663 Highway 60                    Software Development
  P.O. Box 807
  Monett, MO 65708
JRI Industries, Inc. .............  Machinery Manufacturer    Warrants to Purchase            7.5%
  2958 East Division                                          Common Stock
  Springfield, MO 65803
Julius Koch USA, Inc. ............  Cord Manufacturer         Warrants to Purchase           45.0%
  387 Church Street                                           Common Stock
  New Bedford, MA 02745
Kirker Enterprises, Inc. .........  Nail Enamel               Warrants to Purchase           22.5%
  55 East 6th Street                Manufacturer              Common Stock
  Paterson, NJ 07524                                          Equity Interest in              5.0%
                                                              Affiliate Company
Kirkland's, Inc. .................  Home Furnishing           Warrants to Purchase            3.2%
  P.O. Box 7222                     Retailer                  Common Stock
  Jackson, TN 38308-7222
Kyrus Corporation
  (formerly MidSouth Data
  Systems, Inc.) .................  Value-Added Reseller,     Warrants to Purchase            8.0%
  25 Westridge Market Place         Computer Systems          Common Stock
  Chandler, NC 28715
Liberty-Pittsburgh Systems,         Business Forms Printing                                  20.0%
  Inc. ...........................                            Common Stock
  265 Executive Drive
  Plainview, NY 11803
Love Funding Corporation..........  Mortgage Services         Series D Preferred Stock       26.0%
  1220 19th Street, NW, Suite 801
  Washington, DC 20036
Midview Associates, L.P. .........  Residential Land          Options to purchase            35.0%
  2 Eaton Street, Suite 1101        Development               partnership interests
  Hampton, VA 23669
Mill-It Striping, Inc. ...........  Highway Paint Striping    Common Stock                    8.0%
  1005 Sunshine Lane
  Altamonte Springs, FL 32714
Monitoring Solutions, Inc. .......  Air Emissions             Common Stock                   25.0%
  4303 South High School Road       Monitoring                Warrants to Purchase           40.0%
  Indianapolis, IN 46241                                      Common Stock

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Morton Industrial Group...........  Friction Materials        Common Stock                    0.2%
  5305 Oakbrook Parkway             Manufacturer
  Norcross, GA 30093
Nobel Learning Communities,         Educational Services                                    100.0%
  Inc. ...........................                            Series D Convertible
  1400 N. Providence Road,                                    Preferred Stock
  Suite 3055                                                  Warrants to Purchase           11.6%
  Media, PA 19063                                             Common Stock
Nursefinders, Inc. ...............  Home Healthcare           Warrants to Purchase            3.5%
  1200 Copeland Road, Suite 200     Providers                 Common Stock
  Arlington, TX 76011
Old Mill Holdings, Inc............  Custom Embroidered        Warrants to Purchase           24.0%
  410 Severn Avenue, Suite 311      Apparel Manufacturer      Common Stock
  Annapolis, MD 21403
PIATL Holdings, Inc. .............  Asbestos Testing Labs     Preferred Stock                35.5%
  16000 Horizon Way, Suite 100                                Common Stock                   23.6%
  Mt. Laurel, NJ 08054
Pico Products, Inc. ..............  Satellite/Television      Common Stock                    5.0%
  12500 Foothill Boulevard          Component                 Warrants to Purchase           15.0%
  Lakeview Terr., CA 91342          Manufacturer              Common Stock
Precision Industrial Co. (formerly
  Herr-Voss Industries, Inc.) ....  Machinery Manufacturer    Common Stock                    8.5%
  Arch Street Extension
  Carnegie, PA 15106
Progressive International
  Corporation ....................  Retail Kitchenware        Redeemable Preferred            6.2%
  6111 S. 228th Street                                        Stock
  P.O. Box 97045                                              Warrants to Purchase            8.0%
  Kent, WA 98064                                              Common Stock
Quality Software Products
  Holdings, PLC...................  Accounting Software       Common Stock                    0.7%
  Talipot House 5th Avenue          Developer
  Gateshead Tyne & Wear, NE110XA
  UNITED KINGDOM
Radio One, Inc. ..................  Radio Stations            Common Stock                    3.7%
  5900 Princess Garden Parkway
  Lanham, MD 20706
Schwinn/GT........................  Bicycle Manufacturer/     Warrants to Purchase            0.7%
  1690 38th Street                  Distributor               Common Stock
  Boulder, CO 80301
Seasonal Expressions, Inc.........  Decorative Ribbon         Series A Preferred Stock      100.0%
  230 5th Avenue, Suite 1007        Manufacturer
  New York, NY 10001
Spa Lending Corporation...........  Health Spas               Series A Preferred Stock      100.0%
  1919 Pennsylvania Avenue, N.W.                              Series B Preferred Stock       68.4%
  Washington, DC 20006                                        Series C Preferred Stock       46.3%
                                                              Common Stock                   62.1%
Sydran Food Services II, LP.......  Operator of Fast          Options to Purchase             2.5%
  Bishop Ranch 8                    Food Restaurants          Common Stock
  3000 Executive Parkway
  Ste. 515
  San Ramon, CA 94583-4254

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Total Foam, Inc. .................  Packaging Systems         Common Stock                   49.0%
  P.O. Box 688
  Ridgefield, CT 06877
Tubbs Snowshoe Company, LLC. .....  Snowshoe Manufacturer     Warrants to Purchase            8.4%
  52 River Road                                               Common Units
  Stowe, VT 05672                                             Common Units of                 7.0%
                                                              Affiliate Company
Unitel, Inc. .....................  Operator of Call                                          8.0%
                                    Service                   Warrants to Purchase
  8300 Greensboro Drive, 6th Floor  Centers                   Common Stock
  McLean, VA 22102
Vianova Resins GmbH...............  Specialty Chemical        Warrants to Purchase            0.2%
  Rheingaustrasse 190               Producer                  Common Stock
  D-65203 Weisbaden GERMANY
Williams Brothers Lumber
  Company.........................  Builders' Supplies        Warrants to Purchase           14.1%
  3165 Pleasant Hill Road                                     Common Stock
  Duluth, GA 30136
Wyo-Tech Acquisition                Vocational School                                         100%
  Corporation.....................                            Common Stock
  4373 N. 3rd Street                                          Preferred Stock                 100%
  Laramie, WY 82072


---------------
(1) Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

                          DETERMINATION OF NET ASSET VALUE


     We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.


     Portfolio assets are carried at fair value as determined by the board of directors under the Company's valuation policy. As a general rule, the Company does not value its loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns.

     Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in our annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

                                   MANAGEMENT

     The board of directors supervises the management of our Company. The responsibilities of each director include, among other things, the oversight of the loan approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. All of the Company's directors also serve as directors of its subsidiaries.


     Our investment decisions are made by an investment committee comprised of the Company's most senior investment professionals. The investment committee in its entirety, or certain subcommittees of the investment committee, are required to approve all loan transactions. No one person is primarily responsible for making recommendations to the investment committee.


     The Company is internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with our approach of lending and investing. Because the Company is internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

STRUCTURE OF BOARD OF DIRECTORS

     The Company's board of directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

DIRECTORS

     Information regarding the board of directors is as follows:


                                                                DIRECTOR   EXPIRATION
NAME                           AGE   POSITION                   SINCE(1)    OF TERM
----                           ---   --------                   --------   ----------
William L. Walton*...........  49    Chairman, Chief Executive
                                     Officer and President        1986        2001
George C. Williams, Jr.*.....  72    Chairman Emeritus            1964        2001
Brooks H. Browne.............  49    Director                     1990        2001
John D. Firestone............  55    Director                     1993        1999
Anthony T. Garcia............  42    Director                     1991        1999
Lawrence I. Hebert...........  52    Director                     1989        1999
John I. Leahy................  68    Director                     1994        2000
Robert E. Long...............  68    Director                     1972        2001
Warren K. Montouri...........  69    Director                     1986        2000
Guy T. Steuart II............  67    Director                     1984        2000
T. Murray Toomey, Esq........  75    Director                     1959        2000
Laura W. van Roijen..........  47    Director                     1992        1999


---------------
 *  Interested persons of the Company, as defined in the 1940 Act.

(1) Includes service as a director of any of the predecessor companies.

EXECUTIVE OFFICERS

     Information regarding the Company's executive officers is as follows:

            NAME               AGE   POSITION
            ----               ---   --------
William L. Walton............  49    Chairman, Chief Executive Officer and President
Philip A. McNeill............  39    Managing Director
John M. Scheurer.............  46    Managing Director
Joan M. Sweeney..............  39    Managing Director
G. Cabell Williams, III .....  44    Managing Director
Penni F. Roll................  33    Principal and Chief Financial Officer

BIOGRAPHICAL INFORMATION

DIRECTORS

     William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. Mr. Walton was President of Allied II from 1996 to 1997. Mr. Walton is the Chairman of Business Mortgage Investors, Inc ("BMI"), and is a director of Nobel Learning Communities, Inc. (a portfolio company). Mr. Walton was Chief Executive Officer of Success Lab, Inc. (children's educational services) from 1993 to 1996, and Chief Executive Officer of Language Odyssey (educational publishing and services) from 1992 to 1996. Mr. Walton was Managing Director of Butler Capital Corporation from 1987 to 1991. Prior to that, Mr. Walton served as the investment advisor to William S. Paley, founder and Chairman of CBS, from 1985 to 1987, and was an investment banker with Lehman Brothers Kuhn Loeb from 1982 to 1985.

     George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity's inception until 1991. Mr. Williams is a director of BMI. Mr. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

     Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne was the President, Executive Vice President or Senior Vice President of Advisers from 1984 to 1993. Mr. Browne is a director of SEAF, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa Rica) and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

     John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of BMI and Security Storage Company of Washington, DC, and is a senior advisor to Gilbert Capital, Inc.

     Anthony T. Garcia has been General Manager of Breen Capital Group (investor in tax liens) since 1997. Mr. Garcia was a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

     Lawrence I. Hebert has been a director of Riggs National Corporation since 1988. He also serves as a director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and Allnewsco, Inc.) and the Chairman and Chief Executive Officer of Allbrittan Communications Company (owner of television stations). Mr. Hebert is a director of Allnewsco, Inc., the President of Westfield News Advertiser, Inc., and a trustee of The Allbritton Foundation. Mr. Hebert was Vice President of University Bancshares, Inc. (a Texas bank holding company) from 1975 to 1997.

     John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., Cavanaugh Capital, Inc., Acorn Products, Inc., The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc.

     Robert E. Long is the Managing Director of Goodwyn & Long Investment Management, Inc. Mr. Long has been the President and Chief Executive Officer of Business News Network, Inc. since 1995, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of Ambase Inc., AHL Shipping Company, Inc., CSC Scientific, Inc., and Global Travel, Inc.

     Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a trustee of Suburban Hospital from 1991 to 1994, and a trustee of The Audubon Naturalist Society from 1979 to 1985. He has been a director of Franklin National Bank since 1996.

     Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

     T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington, and Federal Center Plaza Corporation. He is also a trustee of The Catholic University of America.

     Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Philip A. McNeill, Managing Director, has been employed by the Company since 1993.

     John M. Scheurer, Managing Director, has been employed by the Company since 1991. Mr. Scheurer is also President of BMI.

     Joan M. Sweeney, Managing Director, has been employed by the Company since 1993. Ms. Sweeney is also a Managing Director of BMI.

     G. Cabell Williams, III, Managing Director, has been employed by the Company since 1981. Mr. Williams is also a Managing Director of BMI.

     Penni F. Roll, Principal and Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is also Principal and Chief Financial Officer of BMI. Ms. Roll was a Manager at KPMG Peat Marwick, LLP from 1993 to 1995.

COMPENSATION PLANS

STOCK OPTION PLAN

     The Company's stock option plan (the "New Plan") is intended to encourage stock ownership in the Company by officers, thus giving them a proprietary interest in the Company's performance. The Company's shareholders approved the New Plan at the Special Meeting of Shareholders of Allied Lending held on November 26, 1997. The principal objective of the Company's compensation committee in awarding stock options to the Chief Executive Officer and other eligible officers of the Company is to align each officer's interests with the success of the Company and the financial interests of its shareholders. The committee believes that the New Plan achieves this objective because it links a portion of each executive's compensation with the performance of the Company's stock and the value delivered to shareholders.

     The committee grants stock options under the New Plan at a price not less than the prevailing market value, and such options will have value only if the Company's stock price increases. The committee determines the amount and features of the stock options, if any, to be awarded to the Company's officers. Historically, when granting stock options, the committee evaluated a number of factors, including the recipient's current stock holdings, years of service, position with the Company, and other factors. The committee has not applied a formula assigning specific weights to any of these factors when making its determination.


     For the three months ended March 31, 1999 and for the year ended December 31, 1998, the Company's compensation committee granted a total of 30,000 and 5,189,944 options, respectively, net of cancellations, to certain officers of the Company. These options generally vest over a five-year period. See "Control Persons and Principal Holders of Securities" in the SAI for currently exercisable options granted to certain executive officers. The Company filed an application with the Commission to request approval to grant options under the New Plan to non-officer directors. There can be no assurance that such approval will be granted.


     The New Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the New Plan may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

CUT-OFF AWARD AND FORMULA AWARD

     Prior to the merger, each of the five predecessor companies had a stock option plan (each, an "Old Plan" and collectively, the "Old Plans"). Each predecessor company's compensation committee had granted options under the applicable Old Plan to various employees of Advisers, who were also officers of that predecessor company. In preparation for the merger, the Advisers' compensation committee in conjunction with the compensation committees of the other predecessor companies, determined that the five Old Plans should be terminated upon the merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the predecessor companies simply because of the differences in the underlying equity securities. To balance stock option awards among employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, two special awards were developed to be granted in lieu of options under the Old Plans that were forgone upon completion of the merger and the cancellation of the Old Plans.

     CUT-OFF AWARD. The first award established a cut-off dollar amount as of the date of the announcement of the merger (August 14, 1997) that was computed for all outstanding, but unvested options that were canceled as of the date of the merger (the "Cut-Off Award"). The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award is payable for each canceled option as the canceled option would have vested, and vests automatically in the event of a change of control. The Cut-Off Award is payable only if the award recipient is employed by the Company on the future vesting date. A table indicating the Cut-Off Award for certain officers, and the related vesting schedule, is contained in the SAI.

     FORMULA AWARD. The second award (the "Formula Award") was designed to compensate officers from the point when their unvested options ceased to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time in which they are able to receive option awards in the Company after the merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the predecessor companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the predecessor companies on August 14, 1997. In total, the combined aggregate market capitalization of the predecessor companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     The Formula Award was designed as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award required that the award be contributed to the Company's deferred compensation plan, as discussed below, and be used to purchase shares of the Company in the open market.


     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.4 million less any forfeitures. For the three months ended March 31, 1999 and for the year ended December 31, 1998, $1.6 million and $6.2 million, respectively, was expensed for the Formula Award. A table indicating the Formula Award for certain officers, and the related vesting schedule, is contained in the SAI. For the three months ended March 31, 1999 and for the year ended December 31, 1998, $61,000 and $270,000, respectively, of the Formula Award was forfeited.

     On January 4, 1999, the trust that holds the deferred compensation plan distributed shares of the Company's common stock with a value of $4,062,000 representing the portion of the Formula Award that vested on December 31, 1998. These shares are held in restricted accounts at a brokerage firm.

EMPLOYEE STOCK OWNERSHIP PLAN


     In connection with the merger, the Company adopted an amended and restated Employee Stock Ownership Plan, or ESOP. All eligible employees (i.e., employees with one (1) year of service who are at least 21 years of age) of the Company are eligible participants in the ESOP. Pursuant to this qualified plan, during 1998 the Company contributed 5% of each eligible participant's total cash compensation for the year, up to $160,000, to a plan account on the participant's behalf, which fully vests over a two-year period. The contribution with respect to compensation in excess of $160,000 is made to the deferred compensation plan. The ESOP has used substantially all of these cash contributions to purchase shares of the Company, thus aligning every employee's interest with those of the Company and its shareholders. At March 31, 1999, the ESOP held 0.5% of the outstanding shares of the Company, and the majority of these shares had been allocated to participants' plan accounts.


DEFERRED COMPENSATION PLAN

     Pursuant to the merger, the Company succeeded to the deferred compensation plan of Advisers (the "Deferred Compensation Plan"), and subsequently adopted such plan as amended and restated. The Deferred Compensation Plan is a funded plan that provides for the deferral of compensation by the Company's employees and consultants. Any employee or consultant of the Company is eligible to participate in the plan at such time and for such period as the board of directors designates. The Deferred Compensation Plan is administered through a trust, and the Company funds this plan through cash contributions. The Deferred Compensation Plan holds the unvested shares of the Company's common stock purchased in connection with the Formula Award.

                                    TAXATION

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations each as of the date of this prospectus and, all of which are subject to change. You should consult your own tax advisor with respect to tax considerations which pertain to your purchase of common stock.

     This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

TAXATION AS A RIC

     The Company intends to be treated for tax purposes as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and distributes to its shareholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (the "90% Distribution Requirement"), each year, it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 (pursuant to Section 4982(e)(4)(A) of the Code), and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. The Company generally endeavors to distribute to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (1) continue to qualify as a BDC under the 1940 Act;
(2) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities; and (3) diversify its holdings so that at the end of each quarter of the taxable year (a) at least 50% of the value of its assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of the Company's assets are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy foregoing diversification requirements.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distribution to its shareholders. In that case, all of the Company's distributions to its shareholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of shareholders.

TAXATION OF SHAREHOLDERS

     Distributions of the Company generally are taxable to shareholders as ordinary income or capital gains. Shareholders receive notification from the Company at the end of each year as to the amount and nature of the income or gains distributed to them for that year. The distributions from the Company to a particular shareholder may be subject to the alternative minimum tax under the provisions of the Code. Shareholders not subject to tax on income will not be required to pay tax on amounts the Company distributed to them.

     The Company's distributions of the ordinary income and net short-term capital gain generally are taxable to shareholders as ordinary income. Distributions of net capital gain, if any, that the Company designates as capital gain dividends generally are taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares. All distributions are taxable, whether invested in additional shares or received in cash. Dividends that the Company declares and are payable to shareholders of record in October, November or December of a given year that are paid during the following January, will be treated as having been received by shareholders on December 31 of the year of declaration.

     If certain conditions are met, the Company's ordinary income dividends to its corporate shareholders may qualify for the dividends received deduction to the extent that the Company receives qualifying dividend income during the taxable year. Capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     In general, any gain or loss realized upon a taxable disposition of shares of the Company, or upon receipt of a liquidating distribution, will be treated as capital gain or loss. If gain is realized, it will be subject to taxation at various tax rates depending on the length of time the taxpayer has held such shares and other factors. The gain or loss will be short-term capital gain or loss if the shares have been held for one year or less. If a shareholder has received any capital gain dividends with respect to such shares, any loss realized upon a taxable disposition of shares treated under the Code as having been held for six months or less, to the extent of such capital gain dividends, will be treated as a long-term capital loss. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP plan or otherwise) within 30 days before or after the disposition.

     A shareholder that is not a "United States person" within the meaning of the Code (a "Non-U.S. shareholder") generally will be subject to a withholding tax of 30% (or lower applicable treaty rate) on dividends from the Company (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of Shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. shareholder that is a corporation and (ii) a Non-U.S. shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). See "Tax Status -- Non-U.S. Stockholders" in the SAI. Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in shares.

     The Company is required to withhold and remit to the Internal Revenue Service (the "IRS") 31% of the dividends paid to any shareholder who (i) fails to furnish the Company with a certified taxpayer identification number; (ii) has underreported dividend or interest income to the IRS; or (iii) fails to certify to the Company that he, she or it is not subject to backup withholding.

                         CERTAIN GOVERNMENT REGULATIONS

     We operate in a highly regulated environment. The following discussion generally summarizes certain regulations.

     BUSINESS DEVELOPMENT COMPANY ("BDC"). A business development company is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in growing small businesses. A BDC provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

     As a BDC, we may not acquire any asset other than "Qualifying Assets" unless, at the time we make the acquisition, our Qualifying Assets represent at least 70% of the value of our total assets (the "70% test"). The principal categories of Qualifying Assets relevant to our business are:

     (1) Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States,
         (b) is not an investment company other than an SBIC wholly owned by a BDC (our investments in Allied Investment, Allied SBLC and certain other subsidiaries generally are Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

     (2) Securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

     (3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

     To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We will provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived.

     As a BDC, the Company is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our SBIC or SBLC subsidiaries, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See "Risk Factors."

     We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. Since we made our BDC election, we have not made any substantial change in the nature of our business.

     REGULATED INVESTMENT COMPANY ("RIC"). Our status as a RIC enables us to avoid the cost of federal and state taxation, and as a result achieve pre-tax investment returns. We believe that this tax advantage enables us to achieve strong equity returns without having to aggressively leverage our balance sheet.

     In order to qualify as a RIC, the Company must, among other things:

     (1) Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities.

     (2) Diversify its holdings so that

        (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer, and

        (b) no more than 25% of the value of the Company's assets are invested in securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by the Company.

     (3) Distribute at least 90% of its "investment company taxable income" each tax year to its shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

     SBA REGULATIONS.  Allied Investment is an SBIC and Allied SBLC is an SBLC.

     SBIC REGULATIONS. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"), and has elected to be regulated as a BDC. Allied Investment resulted from the merger of the Company's two wholly owned SBIC subsidiaries in July 1998. Pursuant to this merger, the Company's subsidiary that was then named Allied Investment Corporation merged with and into Allied Capital Financial Corporation ("Allied Financial"). Allied Financial then changed its name to Allied Investment Corporation ("Allied Investment"). Prior to the merger, Allied Financial was licensed by the SBA as a Specialized Small Business Investment Company ("SSBIC") under 301(d) of the 1958 Act. After the merger, Allied Investment could make SBIC eligible investments in addition to SSBIC eligible investments.

     SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

     Allied Investment is periodically examined and audited by the SBA staff to determine its compliance with SBIC regulations.

     Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $101 million. This limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment had received $47.7 million of subordinated debentures and $7.0 million of preferred stock investments from the SBA at March 31, 1999; as a result of the $101 million limit, the Company is limited on its ability to apply for additional financing from the SBA. Interest rates on the SBA debentures currently outstanding have a weighted average interest rate of 8.22%.



     At March 31, 1999, we had an outstanding commitment from the SBA to purchase up to $27.0 million in additional SBIC debentures. We may seek this additional financing during 1999.


     SBLC REGULATIONS. Allied SBLC is licensed to operate as an SBLC and is periodically examined and audited by the SBA staff for purposes of determining compliance with SBA regulations, including its participation in the Preferred Lenders Program. See SBA 7(a) Lending, above.

                           DIVIDEND REINVESTMENT PLAN

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if you own shares registered in your own name, our transfer agent, acting as reinvestment plan agent, will automatically reinvest any dividend in additional shares of common stock. Shareholders may change enrollment status in the DRIP plan at any time by contacting either the plan agent or the Company.

     A shareholder's ability to participate in a DRIP plan may be limited according to how the shares are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the DRIP plan. Shareholders who wish to participate in a DRIP plan may need to register their shares in their own name. Shareholders will be informed of their right to opt out of the DRIP plan in the Company's annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

     All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005. Their telephone number is 800-937-5449.

     Under the DRIP plan, we may issue new shares unless the market price of the outstanding shares is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares in the market. We value newly issued shares for the DRIP plan at the average of the reported last sale prices of the outstanding shares on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares, including any brokerage commissions. There are no other fees charged to shareholders in connection with the DRIP plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK


     The Company is authorized to issue 100,000,000 shares of common stock, par value $0.0001. At April 30, 1999, there were 58,817,435 shares of common stock outstanding and 5,020,297 shares of Common Stock reserved for issuance under the New Plan. The following are the authorized classes of securities of the Company as of April 30, 1999:



                                                                        (4)
                                                         (3)          AMOUNT
                                                     AMOUNT HELD    OUTSTANDING
                                           (2)       BY COMPANY    EXCLUSIVE OF
                            (1)          AMOUNT      OR FOR ITS    AMOUNTS SHOWN
                       TITLE OF CLASS  AUTHORIZED     ACCOUNT*       UNDER(3)
                       --------------  -----------   -----------   -------------
Allied Capital
  Corporation........  Common Stock    100,000,000     563,537      58,253,898


-------------------------
* Represents shares of the Company held in a trust for the Deferred Compensation Plan. See "Management -- Compensation Plans."

     All shares of common stock have equal rights as to earnings, assets, dividends, and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Our common stock has no preemptive, conversion, or redemption rights and are freely transferable. In the event of liquidation, each share of common stock is entitled to its proportion of our assets after debts and expenses. Each share is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares offered hereby will be, when issued and paid for, fully paid and non-assessable.

     The board of directors may classify and reclassify any unissued shares of capital stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

LIMITATION ON LIABILITY OF DIRECTORS

     The Company has adopted provisions in its charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the charter and the bylaws.

CLASSIFIED BOARD OF DIRECTORS

     The charter provides for the board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of the Company's management and policies.

ISSUANCE OF PREFERRED STOCK

     The board of directors of the Company, without shareholder approval, has the authority to reclassify common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

MARYLAND CORPORATE LAW

     The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

     BUSINESS COMBINATION STATUTE. Certain provisions of the Maryland Law establish special requirements with respect to "business combinations" between Maryland corporations and "interested shareholders" unless exemptions are applicable (the "Business Combination Statute"). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

     "Interested shareholders" are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. "Business combinations" include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

     Unless an exemption is available, a "business combination" may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation's shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

     A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

     CONTROL SHARE ACQUISITION STATUTE. The Maryland Law imposes limitations on the voting rights of shares acquired in a "control share acquisition." The control share statute defines a "control share acquisition" to mean the acquisition, directly or indirectly, of "control shares" subject to certain exceptions. "Control shares" of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

     (1) one-fifth or more but not less than one-third;

     (2) one-third or more but less than a majority; or

     (3) a majority of all voting power.

     Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

     The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an "acquiring person statement," but only if the acquiring person:

     (1) gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

     (2) submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

     In addition, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for "fair value" as determined pursuant to the control share statue in the event:

     (1) there is a shareholder vote and the grant of voting rights is not approved; or

     (2) an "acquiring person statement" is not delivered to the target within 10 days following a control share acquisition.

     Moreover, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

REGULATORY RESTRICTIONS

     Allied Investment is an SBIC and Allied SBLC is an SBLC, and both are wholly owned subsidiaries of the Company. The SBA prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC or SBLC, whether through ownership, contractual arrangements or otherwise.

                              PLAN OF DISTRIBUTION

     We may sell shares through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of shares will be named in the applicable prospectus supplement.

     The distribution of shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share, less any commissions or discounts, must equal or exceed the net asset value ("NAV") per share of our common stock.

     In connection with the sale of shares, underwriters or agents may receive compensation from the Company or from purchasers of shares, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable prospectus supplement.

     Any shares sold pursuant to a prospectus supplement will be quoted on the Nasdaq National Market, or another exchange on which the shares are traded.

     Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of shares may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act.

     Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

     If so indicated in the applicable prospectus supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase shares from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of common stock offered hereby will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

                SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT
                                 AND REGISTRAR

     The Company's and its subsidiaries' investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as trustee with respect to assets of the Company held for securitization purposes. American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and is included in this prospectus with their consent.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................   B-2
Investment Objective and Policies...........................   B-2
Management..................................................   B-2
     Compensation of Executive Officers and Directors.......   B-2
     Compensation of Directors..............................   B-3
     Stock Option Awards....................................   B-4
     Cut-off Award and Formula Award........................   B-4
     Committees of the Board of Directors...................   B-6
Control Persons and Principal Holders of Securities.........   B-7
Investment Advisory Services................................   B-8
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   B-8
Accounting Services.........................................   B-8
Brokerage Allocation and Other Practices....................   B-8
Tax Status..................................................   B-9

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- March 31, 1999 (unaudited) and
  December 31, 1998 and 1997................................  F-1
Consolidated Statement of Operations -- For the Three Months
  Ended March 31, 1999 and 1998 (unaudited) and for the
  Years Ended December 31, 1998, 1997 and 1996..............  F-2
Consolidated Statement of Changes in Net Assets -- For the
  Three Months Ended March 31, 1999 and 1998 (unaudited) and for the Years Ended December 31, 1998, 1997 and 1996......  F-3
Consolidated Statement of Cash Flows -- For the Three Months
  Ended March 31, 1999 and 1998 (unaudited) and for the
  Years Ended December 31, 1998, 1997 and 1996..............  F-4
Consolidated Statement of Investments -- March 31, 1999
  (unaudited) and December 31, 1998.........................  F-5
Notes to Consolidated Financial Statements..................  F-15
Report of Independent Public Accountants....................  F-36

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET


                                                               MARCH 31,       DECEMBER 31,
                                                              -----------   -------------------
                                                                 1999         1998       1997
                                                              -----------   --------   --------
          (IN THOUSANDS, EXCEPT NUMBER OF SHARES)             (UNAUDITED)
                                       ASSETS
Portfolio at value:
      Mezzanine loans and debt securities (cost:
        1999-$368,776; 1998-$354,870; 1997-$181,184)........   $351,578     $339,163   $167,842
      Commercial mortgage loans (cost: 1999-$210,553;
        1998-$232,745; 1997-$446,114).......................    210,865      233,186    447,244
      Commercial mortgage-backed securities (cost:
        1999-$202,283; 1998-$115,174; 1997-$0)..............    200,783      113,674         --
      Small Business Administration 7(a) loans (cost:
        1999-$58,985; 1998-$57,651; 1997-$41,103)...........     58,290       56,285     40,709
      Equity interests in portfolio companies (cost:
        1999-$28,013; 1998-$27,618; 1997-$20,050)...........     55,911       49,391     39,906
      Other portfolio assets (cost: 1999-$8,639;
        1998-$8,331; 1997-$2,269)...........................      8,411        8,575      1,320
                                                               --------     --------   --------
          Total portfolio at value..........................    885,838      800,274    697,021
                                                               --------     --------   --------
Cash and cash equivalents...................................     35,231       25,075     70,437
U.S. government securities..................................         --           --     11,091
Other assets................................................     40,352       30,730     29,226
                                                               --------     --------   --------
          Total assets......................................   $961,421     $856,079   $807,775
                                                               ========     ========   ========

                        LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
      Debentures and notes payable..........................   $289,742     $239,350   $308,821
      Revolving lines of credit.............................    121,000       95,000     38,842
      Accounts payable and other liabilities................     20,703       27,912     23,984
      Dividends and distributions payable...................         --        1,700      9,068
                                                               --------     --------   --------
          Total liabilities.................................    431,445      363,962    380,715
                                                               --------     --------   --------
Commitments and Contingencies
Preferred stock issued to Small Business Administration.....      7,000        7,000      7,000
Shareholders' equity:
      Common stock, $0.0001 par value, 100,000,000 shares
        authorized; 58,817,435, 56,729,502 and 52,047,318
        issued and outstanding at March 31, 1999, December
        31, 1998 and 1997, respectively.....................          6            6          5
      Additional paid-in capital............................    563,853      526,824    451,044
      Common stock held in deferred compensation trust
        (563,537 shares and 810,456 shares at March 31, 1999
        and December 31, 1998, respectively)................    (13,622)     (19,431)        --
      Notes receivable from sale of common stock............    (23,735)     (23,735)   (29,611)
      Net unrealized appreciation on portfolio..............      6,663        2,380      1,301
      Distributions in excess of earnings...................    (10,189)        (927)    (2,679)
                                                               --------     --------   --------
          Total shareholders' equity........................    522,976      485,117    420,060
                                                               --------     --------   --------
          Total liabilities and shareholders' equity........   $961,421     $856,079   $807,775
                                                               ========     ========   ========


  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS


                                                    FOR THE THREE
                                                       MONTHS
                                                   ENDED MARCH 31,     FOR THE YEARS ENDED DECEMBER 31,
                                                 -------------------   ---------------------------------
                                                   1999       1998       1998        1997        1996
   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)      --------   --------   ---------   ---------   ---------
                                                     (UNAUDITED)
Interest and related portfolio income:
      Interest.................................  $24,684    $19,501     $79,921     $86,882     $77,541
      Net premiums from loan dispositions......    1,901      1,336       5,949       7,277       4,241
      Net gain on securitization of commercial
        mortgage loans.........................       --     14,812      14,812          --          --
      Investment advisory fees and other
        income.................................    1,093      1,248       6,056       3,246       3,155
                                                 -------    -------     -------     -------     -------
          Total interest and related portfolio
            income.............................   27,678     36,897     106,738      97,405      84,937
                                                 -------    -------     -------     -------     -------
Expenses:
      Interest on indebtedness.................    6,365      4,598      20,694      26,952      20,298
      Salaries and employee benefits...........    3,361      2,850      11,829      10,258       8,774
      General and administrative...............    2,350      2,757      11,921       8,970       8,289
      Merger...................................       --         --          --       5,159          --
                                                 -------    -------     -------     -------     -------
          Total operating expenses.............   12,076     10,205      44,444      51,339      37,361
      Formula and cut-off awards...............    1,772      1,772       7,049          --          --
                                                 -------    -------     -------     -------     -------
Portfolio income before net realized and
  unrealized gains.............................   13,830     24,920      55,245      46,066      47,576
                                                 -------    -------     -------     -------     -------
Net realized and unrealized gains:
      Net realized gains.......................      466      6,421      22,541      10,704      19,155
      Net unrealized gains (losses)............    4,284        724       1,079       7,209      (7,412)
                                                 -------    -------     -------     -------     -------
          Total net realized and unrealized
            gains..............................    4,750      7,145      23,620      17,913      11,743
                                                 -------    -------     -------     -------     -------
Income before minority interests and income
  taxes........................................   18,580     32,065      78,865      63,979      59,319
Minority interests.............................       --         --          --       1,231       2,427
Income tax expense.............................       --         --         787       1,444       1,945
                                                 -------    -------     -------     -------     -------
Net increase in net assets resulting from
  operations...................................  $18,580    $32,065     $78,078     $61,304     $54,947
                                                 =======    =======     =======     =======     =======
Basic earnings per common share................  $  0.33    $  0.62     $  1.50     $  1.24     $  1.19
                                                 =======    =======     =======     =======     =======
Diluted earnings per common share..............  $  0.33    $  0.61     $  1.50     $  1.24     $  1.17
                                                 =======    =======     =======     =======     =======
Weighted average common shares
  outstanding -- basic.........................   56,799     51,814      51,941      49,218      46,172
                                                 =======    =======     =======     =======     =======
Weighted average common shares
  outstanding -- diluted.......................   56,828     52,108      51,974      49,251      46,733
                                                 =======    =======     =======     =======     =======


  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS


                                            FOR THE THREE MONTHS
                                               ENDED MARCH 31,      FOR THE YEARS ENDED DECEMBER 31,
                                            ---------------------   ---------------------------------
                                              1999        1998        1998        1997        1996
                                            ---------   ---------   ---------   ---------   ---------
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)         (UNAUDITED)
Operations:
     Portfolio income before realized and
       unrealized gains...................  $ 13,830    $ 24,920    $ 55,245    $ 46,066    $ 47,576
     Net realized gains...................       466       6,421      22,541      10,704      19,155
     Net unrealized gains (losses)........     4,284         724       1,079       7,209      (7,412)
     Minority interests and income tax
       expense............................        --          --        (787)     (2,675)     (4,372)
                                            --------    --------    --------    --------    --------
          Net increase in net assets
            resulting from operations.....    18,580      32,065      78,078      61,304      54,947
                                            --------    --------    --------    --------    --------
Shareholder distributions:
     Portfolio income.....................   (23,505)    (18,225)    (49,397)    (38,751)    (39,030)
     Excess of portfolio income...........        --          --          --        (605)     (2,533)
     Net capital gains....................        --          --     (24,976)    (15,172)    (11,546)
     Excess of net capital gains..........        --          --        (714)         --          --
     Return of capital....................        --          --          --     (22,302)     (4,289)
     Undistributed earnings...............        --          --          --      (8,848)         --
     Preferred stock dividend.............       (55)        (55)       (230)       (220)       (220)
                                            --------    --------    --------    --------    --------
          Net decrease in net assets
            resulting from shareholder
            distributions.................   (23,560)    (18,280)    (75,317)    (85,898)    (57,618)
                                            --------    --------    --------    --------    --------
Capital share transactions:
     Sale of common stock.................    35,787          --      69,675          --      22,365
     Net decrease (increase) in notes
       receivable from sale of common
       stock..............................        --       3,055       5,576     (14,120)     (8,176)
     Issuance of common stock upon the
       exercise of stock options..........        --          --         221      28,426      12,176
     Issuance of common stock in lieu of
       cash distributions.................     1,243       1,678       6,184      26,612      11,986
     Purchase of common stock by deferred
       compensation trust.................        --     (15,330)    (19,431)         --          --
     Distribution of common stock by
       deferred compensation trust........     5,748          --          --          --          --
     Other................................        61          --          71       1,602        (738)
                                            --------    --------    --------    --------    --------
          Net increase (decrease) in net
            assets resulting from capital
            share transactions............    42,839     (10,597)     62,296      42,520      37,613
                                            --------    --------    --------    --------    --------
Total increase in net assets..............  $ 37,859    $  3,188    $ 65,057    $ 17,926    $ 34,942
                                            --------    --------    --------    --------    --------
Net assets at beginning of year...........  $485,117    $420,060    $420,060    $402,134    $367,192
                                            --------    --------    --------    --------    --------
Net assets at end of year.................  $522,976    $423,248    $485,117    $420,060    $402,134
                                            ========    ========    ========    ========    ========
Net asset value per common share..........  $   8.98    $   8.23    $   8.68    $   8.07    $   8.34
                                            ========    ========    ========    ========    ========
Common shares outstanding at end of
  year....................................    58,254      51,451      55,919      52,047      48,238
                                            ========    ========    ========    ========    ========


  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                 FOR THE THREE MONTHS
                                                   ENDED MARCH 31,      FOR THE YEARS ENDED DECEMBER 31,
                                                 --------------------   ---------------------------------
                                                   1999       1998        1998        1997        1996
                                                 --------   ---------   ---------   ---------   ---------
                (IN THOUSANDS)                       (UNAUDITED)
Cash flows from operating activities:
  Net increase in net assets resulting from
    operations.................................  $ 18,580   $  32,065   $  78,078   $  61,304   $  54,947
  Adjustments
    Net unrealized (gains) losses..............    (4,284)       (724)     (1,079)     (7,209)      7,412
    Net gain on securitization of commercial
      mortgage loans...........................        --     (14,812)    (14,812)         --          --
    Depreciation and amortization..............     1,450         173         702         450         393
    Amortization of loan discounts and fees....    (1,150)     (1,349)     (6,032)    (10,804)     (9,027)
    Deferred income taxes......................        --          --          --       1,087        (381)
    Minority interests.........................        --          --          --       1,231       2,427
    Changes in other assets and liabilities....   (10,080)     (4,228)     11,998      12,881     (10,606)
                                                 --------   ---------   ---------   ---------   ---------
      Net cash provided by operating
         activities............................     4,516      11,125      68,855      58,940      45,165
                                                 --------   ---------   ---------   ---------   ---------
Cash flows from investing activities:
  Investments in small business concerns.......  (159,380)   (107,506)   (524,530)   (364,942)   (283,295)
  Collections of investment principal..........    37,321      30,773     138,081     233,005     179,292
  Proceeds from loan sales.....................    40,467       9,706      81,013      53,912      27,715
  Proceeds from securitization of commercial
    mortgage loans.............................        --     223,401     223,401          --          --
  Net redemption (purchase) of U.S. government
    securities.................................        --     (13,987)     11,091     (10,301)         --
  Collections of notes receivable from sale of
    common stock...............................        --       3,055       5,591       6,534       2,199
  Other investing activities...................      (931)     (3,804)     (2,539)       (182)      2,635
                                                 --------   ---------   ---------   ---------   ---------
      Net cash (used in) provided by investing
         activities............................   (82,523)    141,638     (67,892)    (81,974)    (71,454)
                                                 --------   ---------   ---------   ---------   ---------
Cash flows from financing activities:
  Sale of common stock.........................    35,787          --      69,896       8,615      24,166
  Purchase of common stock by deferred
    compensation trust.........................        --     (15,330)    (19,431)         --          --
  Common dividends and distributions paid......   (23,959)    (16,547)    (69,536)    (58,194)    (47,089)
  Special undistributed earnings distribution
    paid.......................................        --      (8,848)     (8,848)         --          --
  Preferred stock dividends....................       (55)       (275)       (450)       (220)       (220)
  Net (payments on) borrowings under debentures
    and notes payable..........................    50,390    (209,578)    (69,471)     78,923     (35,202)
  Net borrowings under (payments on) revolving
    lines of credit............................    26,000      64,158      56,158      (6,257)    110,460
  Other financing activities...................        --      (5,767)     (4,643)     (1,237)     (3,029)
                                                 --------   ---------   ---------   ---------   ---------
      Net cash (used in) provided by financing
         activities............................    88,163    (192,187)    (46,325)     21,630      49,086
                                                 --------   ---------   ---------   ---------   ---------
Net (decrease) increase in cash and cash
  equivalents..................................  $ 10,156   $ (39,424)  $ (45,362)  $  (1,404)  $  22,797
Cash and cash equivalents at beginning of
  period.......................................  $ 25,075   $  70,437   $  70,437   $  71,841   $  49,044
                                                 --------   ---------   ---------   ---------   ---------
Cash and cash equivalents at end of period.....  $ 35,231   $  31,013   $  25,075   $  70,437   $  71,841
                                                 ========   =========   =========   =========   =========


  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS


        PORTFOLIO COMPANY                                                           MARCH 31, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES

Acme Paging, L.P.                  Debt Securities                                $  6,355   $  6,355
                                   Partnership Interest                              1,456      2,600
-----------------------------------------------------------------------------------------------------
American Barbecue & Grill, Inc.    Warrants                                            125        125
-----------------------------------------------------------------------------------------------------
AMF Bowling, Inc. (1)              High Yield Debt                                   5,557      5,557
-----------------------------------------------------------------------------------------------------
ASW Holding Corporation            Warrants                                             25         25
-----------------------------------------------------------------------------------------------------
Au Bon Pain Co., Inc. (1)          Debt Securities                                   7,441      7,441
                                   Warrants                                            227         --
-----------------------------------------------------------------------------------------------------
Avborne, Inc.                      Debt Securities                                  11,510     11,510
                                   Warrants                                          1,000      1,000
-----------------------------------------------------------------------------------------------------
Brazos Sportswear, Inc. (1)        Common Stock (342,938 shares)                       330         --
-----------------------------------------------------------------------------------------------------
Candlewood Hotel Company (1)       Preferred Stock (3,250 shares)                    3,250      3,250
-----------------------------------------------------------------------------------------------------
Celebrities, Inc.                  Debt Securities                                     332        332
                                   Warrants                                             12         12
-----------------------------------------------------------------------------------------------------
CeraTech Holdings Corporation      Debt Securities                                   1,991         50
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.             Debt Securities                                   1,610      1,406
                                   Common Stock (220 shares)                             1         --
-----------------------------------------------------------------------------------------------------
COHR, Inc. (1)                     Debt Securities                                  20,000     20,000
                                   Common Stock (277,778 shares)                     1,000      1,000
-----------------------------------------------------------------------------------------------------
Convenience Corporation of         Debt Securities                                   8,391      2,774
  America                          Series A Preferred Stock (31,521 shares)            334         --
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Cooper Natural Resources, Inc.     Debt Securities                                   3,453      3,453
                                   Warrants                                             --      1,138
-----------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC             Loan                                              5,909      5,909
-----------------------------------------------------------------------------------------------------
Cosmetic Manufacturing             Debt Securities                                   2,950      2,950
  Resources, LLC                   Options                                              --         --
-----------------------------------------------------------------------------------------------------
Coverall North America             Loan                                              8,917      8,917
-----------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.         Hungarian Quotas (9.2%)                             700        350
-----------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.         Warrants                                            250         --
-----------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc. (1)          Warrants                                            350        107
-----------------------------------------------------------------------------------------------------
Directory Investment Corporation   Common Stock (470 shares)                            --         --
-----------------------------------------------------------------------------------------------------
Directory Lending Corporation      Series A Common Stock (34 shares)                    --         --
                                   Series B Common Stock (6 shares)                      8         --
                                   Series C Common Stock (10 shares)                    22         --
-----------------------------------------------------------------------------------------------------
Drilltec Patents & Technologies    Loan                                             10,139      8,981
  Company, Inc.
-----------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

        PORTFOLIO COMPANY                                                           MARCH 31, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
ECM Enterprises                    Loan                                           $     29   $      4
-----------------------------------------------------------------------------------------------------
EDM Consulting, LLC                Loans                                                14         14
                                   Debt Securities                                   1,875        540
                                   Common Stock (100 shares)                           250         --
-----------------------------------------------------------------------------------------------------
El Dorado Communications, Inc.     Loans                                               306        306
-----------------------------------------------------------------------------------------------------
Enterprise Software, Inc. (1)      Debt Securities                                  14,880     14,880
                                   Common Stock (147,975 shares)                     1,176        852
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Eparfin S.A.                       Loan                                                 29         29
-----------------------------------------------------------------------------------------------------
Esquire Communications Ltd. (1)    Warrants                                              6         --
-----------------------------------------------------------------------------------------------------
Everything Yogurt                  Loan                                                 25         25
-----------------------------------------------------------------------------------------------------
Ex Terra Credit Recovery, Inc.     Series A Preferred Stock (500 shares)               497        497
                                   Common Stock (2,500 shares)                           3          3
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Fairchild Industrial Products      Debt Securities                                   5,714      5,714
  Company                          Warrants                                            280      3,628
-----------------------------------------------------------------------------------------------------
FHM Distributions, Inc.            Loans                                               200        200
-----------------------------------------------------------------------------------------------------
FTI Consulting, Inc. (1)           Debt Securities                                  12,740     12,740
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Galaxy American                    Debt Securities                                  30,712     30,712
  Communications, LLC              Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Genoa Mine Acquisition             Loan                                                242        242
  Corporation
-----------------------------------------------------------------------------------------------------
Gibson Guitar Corporation          Debt Securities                                  15,243     15,243
                                   Warrants                                            525      1,000
-----------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.            Loans                                             5,000      5,000
                                   Convertible Debentures                              500        500
                                   Warrants                                             --        154
-----------------------------------------------------------------------------------------------------
Golden Eagle/Satellite             Loans                                             1,390      1,390
  Archery, LLC                     Convertible Debentures                            2,248      2,242
-----------------------------------------------------------------------------------------------------
Grant Broadcasting System II       Warrants                                            139      7,338
-----------------------------------------------------------------------------------------------------
Grant Television, Inc.             Debt Securities                                   9,159      9,159
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Han Hie                            Loan                                                508        508
-----------------------------------------------------------------------------------------------------
Hotelevision, Inc.                 Preferred Stock (1,000,000 shares)                1,000      1,000
-----------------------------------------------------------------------------------------------------
Jack Henry & Associates, Inc. (1)  Common Stock (90,438 shares)                         26      3,099
-----------------------------------------------------------------------------------------------------
Jeff & Chris Mufflers, Inc.        Loan                                                 83         83
-----------------------------------------------------------------------------------------------------
JRI Industries, Inc.               Debt Securities                                   2,120      2,120
                                   Warrants                                             74         74
-----------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.              Debt Securities                                   4,708      4,708
                                   Warrants                                            324      2,700
-----------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

        PORTFOLIO COMPANY                                                           MARCH 31, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
Kirker Enterprises, Inc.           Warrants                                       $    348   $  3,500
                                   Equity Interest                                       5          5
-----------------------------------------------------------------------------------------------------
Kirkland's, Inc.                   Debt Securities                                   6,291      6,291
                                   Warrants                                             96      2,850
-----------------------------------------------------------------------------------------------------
Kyrus Corporation                  Debt Securities                                   7,616      7,616
                                   Warrants                                            348        348
-----------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems, Inc.   Debt Securities                                   3,411      3,411
                                   Common Stock (64,535 shares)                        142        142
-----------------------------------------------------------------------------------------------------
Lingcomm, Inc.                     Loan                                                207        207
-----------------------------------------------------------------------------------------------------
Liqui-Dri Foods, Inc.              Loans                                            10,412     10,412
-----------------------------------------------------------------------------------------------------
The Loewen Group, Inc. (1)         High Yield Debt                                  15,150     15,150
-----------------------------------------------------------------------------------------------------
Love Funding Corporation           Series D Preferred Stock (26,000 shares)            359        213
-----------------------------------------------------------------------------------------------------
May Investments                    Loan                                                 47         --
-----------------------------------------------------------------------------------------------------
Meigher Communications, L.P.       Loan                                              2,923      2,923
-----------------------------------------------------------------------------------------------------
Mid Atlantic Telecom Plus, LLC     Loan                                             10,604     10,604
-----------------------------------------------------------------------------------------------------
Midview Associates, L.P.           Debt Securities                                     165        165
                                   Options                                              --         --
-----------------------------------------------------------------------------------------------------
Mihadas                            Loan                                                286        286
-----------------------------------------------------------------------------------------------------
Mill-It Striping, Inc.             Common Stock (18 shares)                            250         --
-----------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.         Loans                                                17         17
                                   Debt Securities                                   1,823        219
                                   Common Stock (33,333 shares)                         --         --
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Morton Industrial Group (1)        Common Stock (5,835 shares)                         241         82
-----------------------------------------------------------------------------------------------------
New York Donut Corporation         Loan                                                 49         49
-----------------------------------------------------------------------------------------------------
Nobel Learning Communities,        Debt Securities                                   9,437      9,437
  Inc. (1)                         Series D Convertible Preferred Stock              2,000      2,000
                                     (265,957 shares)
                                   Warrants                                            575        575
-----------------------------------------------------------------------------------------------------
Norman's Yogurt, Inc.              Loan                                                  3          3
-----------------------------------------------------------------------------------------------------
Northeast Broadcasting Group,      Debt Securities                                     406        406
  L.P.
-----------------------------------------------------------------------------------------------------
Nursefinders, Inc.                 Debt Securities                                  10,853     10,853
                                   Warrants                                            900        900
-----------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.            Debt Securities                                     589        140
                                   Warrants                                             77         --
-----------------------------------------------------------------------------------------------------
PAL Liberty, Inc.                  Loan                                                223        223
-----------------------------------------------------------------------------------------------------
David Peters                       Loan                                                162         55
-----------------------------------------------------------------------------------------------------
PIATL Holdings, Inc.               Loan                                                 31         31
                                   Preferred Stock (276 shares)                        160        222
                                   Common Stock (24 shares)                             --         --
-----------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

        PORTFOLIO COMPANY                                                           MARCH 31, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
Pico Products, Inc. (1)            Debt Securities                                $  4,091   $  4,091
                                   Common Stock (208,000 shares)                        59         21
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Precision Industries Co.           Debt Securities                                   9,711      9,711
                                   Common Stock (132,507 shares)                     1,050      2,561
-----------------------------------------------------------------------------------------------------
Progressive International          Debt Securities                                   3,933      3,933
  Corporation                      Preferred Stock (500 shares)                        500        500
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Quality Software Products          Common Stock (94,479 shares)                        901        806
  Holdings, PLC (1)
-----------------------------------------------------------------------------------------------------
Radio One, Inc.                    Common Stock (14 shares)                             --      5,000
-----------------------------------------------------------------------------------------------------
R.L. Singletary                    Loan                                                 96         96
-----------------------------------------------------------------------------------------------------
Schwinn/GT                         Debt Securities                                   9,690      9,690
                                   Warrants                                            395        395
-----------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.         Series A Preferred Stock (1,000 shares)             993        493
-----------------------------------------------------------------------------------------------------
Spa Lending Corporation            Preferred Stock (28,625 shares)                     315        225
                                   Common Stock (6,208 shares)                          24         --
-----------------------------------------------------------------------------------------------------
SunStates Refrigerated Services,   Loans                                             1,830        341
  Inc.
                                   Debt Securities                                   2,445        676
-----------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.      Debt Securities                                  11,884     11,884
                                   Options                                              --         --
-----------------------------------------------------------------------------------------------------
Total Foam, Inc.                   Debt Securities                                   1,553        106
                                   Common Stock (910 shares)                            57         --
-----------------------------------------------------------------------------------------------------
Tubbs Snowshoe Company, LLC        Debt Securities                                   3,946      3,946
                                   Warrants                                             54         54
                                   Common Units (2,325 units)                          500        500
-----------------------------------------------------------------------------------------------------
Unitel, Inc.                       Debt Securities                                   3,607      3,607
                                   Warrants                                            360        360
-----------------------------------------------------------------------------------------------------
Vianova Resins GmbH                Debt Securities                                   1,632      1,632
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Vidon, Inc.                        Loan                                                258        258
-----------------------------------------------------------------------------------------------------
William R. Dye                     Loan                                                264        264
-----------------------------------------------------------------------------------------------------
Williams Brothers Lumber Company   Warrants                                             24        322
-----------------------------------------------------------------------------------------------------
Wilton Industries, Inc.            Loan                                             12,000     12,000
-----------------------------------------------------------------------------------------------------
WYCB Acquisition Corporation       Loan                                              3,842      3,842
-----------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition               Debt Securities                                  15,099     15,094
  Corporation                      Common Stock (99 shares)                            100        100
                                   Preferred Stock (100 shares)                      3,700      3,700
-----------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (97 investments)                          $396,789   $407,489
-----------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                MARCH 31, 1999
                                                 INTEREST        NUMBER OF    -------------------
                                               RATE RANGES      INVESTMENTS     COST      VALUE
                                             ----------------   -----------   --------   --------
                                                                                  (UNAUDITED)
COMMERCIAL MORTGAGE LOANS
                                             Up to   6.99%            3       $  1,326   $  1,326
                                             7.00%-  8.99%           33         86,087     86,087
                                             9.00%- 10.99%           88         71,571     71,883
                                             11.00%-12.99%           20         39,066     39,066
                                             13.00%-14.99%            4         12,378     12,378
                                             15.00% and above         1            125        125
-------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                                149       $210,553   $210,865
-------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES
Subordinated CMBS                                                     3       $116,344   $116,344
-------------------------------------------------------------------------------------------------
Residual CMBS                                                         2         75,007     75,007
-------------------------------------------------------------------------------------------------
Residual securitization spread                                        1         10,932      9,432
-------------------------------------------------------------------------------------------------
     Total commercial mortgage-backed securities                      6       $202,283   $200,783
-------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION 7(a) LOANS
                                             Up to   6.99%            2       $     71   $     71
                                             7.00%-  8.99%            8            135         58
                                             9.00%- 10.99%          374         56,624     56,672
                                             11.00%-12.99%           30          1,879      1,298
                                             13.00%-14.99%            4            276        191
                                             15.00% and above        --             --         --
-------------------------------------------------------------------------------------------------
     Total Small Business Administration 7(a) loans                 418       $ 58,985   $ 58,290
-------------------------------------------------------------------------------------------------
Other portfolio assets                                                8       $  8,639   $  8,411
-------------------------------------------------------------------------------------------------
Total portfolio                                                     678       $877,249   $885,838
-------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS


      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES

Acme Paging, L.P.              Debt Securities                                      $  6,273   $  6,273
                               Partnership Interest                                    1,456      2,600
-------------------------------------------------------------------------------------------------------
American Barbecue & Grill,     Loans                                                   1,475      1,475
  Inc.                         Debt Securities                                         2,084      2,084
                               Warrants                                                  125        125
-------------------------------------------------------------------------------------------------------
AMF Bowling, Inc. (1)          High Yield Debt                                         5,086      5,086
-------------------------------------------------------------------------------------------------------
Arnold Moving Co., Inc.        Loans                                                     570        570
-------------------------------------------------------------------------------------------------------
ASW Holding Corporation        Warrants                                                   25         25
-------------------------------------------------------------------------------------------------------
Au Bon Pain Co., Inc. (1)      Debt Securities                                         7,427      7,427
                               Warrants                                                  227          8
-------------------------------------------------------------------------------------------------------
Avborne, Inc.                  Debt Securities                                        12,510     12,510
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Brazos Sportswear, Inc. (1)    Common Stock (342,938 shares)                             330         --
-------------------------------------------------------------------------------------------------------
Candlewood Hotel Company (1)   Preferred Stock (3,250 shares)                          3,250      3,250
-------------------------------------------------------------------------------------------------------
Celebrities, Inc.              Debt Securities                                           339        339
                               Warrants                                                   12         12
-------------------------------------------------------------------------------------------------------
CeraTech Holdings Corporation  Debt Securities                                         1,991         50
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.         Debt Securities                                         1,557      1,557
                               Common Stock (220 shares)                                   1         --
-------------------------------------------------------------------------------------------------------
Convenience Corporation of     Debt Securities                                         8,391      2,774
  America                      Series A Preferred Stock (31,521 shares)                  334         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cooper Natural Resources,      Debt Securities                                         3,450      3,450
  Inc.
                               Warrants                                                   --      1,138
-------------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC         Loan                                                    5,860      5,860
-------------------------------------------------------------------------------------------------------
Cosmetic Manufacturing         Debt Securities                                         2,948      2,948
  Resources, LLC               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Coverall North America         Loan                                                    8,915      8,915
-------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.     Hungarian Quotas (9.2%)                                   700        700
-------------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.     Warrants                                                  250        250
-------------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc. (1)      Warrants                                                  350        133
-------------------------------------------------------------------------------------------------------
Directory Investment           Common Stock (470 shares)                                  --        148
  Corporation
-------------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Directory Lending Corporation  Series A Common Stock (1,031 shares)                 $     --   $     --
                               Series B Common Stock (188 shares)                        235        161
                               Series C Common Stock (292 shares)                        656        449
                               Series A Preferred Stock (214 shares)                     307        210
                               Series B Preferred Stock (175 shares)                     931        638
                               Series C Preferred Stock (58 shares)                       58         40
-------------------------------------------------------------------------------------------------------
Drilltec Patents &             Loan                                                   10,020     10,020
  Technologies Company, Inc.
-------------------------------------------------------------------------------------------------------
ECM Enterprises                Loan                                                       31          4
-------------------------------------------------------------------------------------------------------
EDM Consulting, LLC            Loans                                                      30         30
                               Debt Securities                                         1,875        680
                               Common Stock (100 shares)                                 250         --
-------------------------------------------------------------------------------------------------------
El Dorado Communications,      Loans                                                     306        306
  Inc.
-------------------------------------------------------------------------------------------------------
Enterprise Software, Inc. (1)  Debt Securities                                        14,880     14,880
                               Common Stock (147,975 shares)                           1,176        683
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Eparfin S.A.                   Loan                                                       29         29
-------------------------------------------------------------------------------------------------------
Esquire Communications Ltd.    Warrants                                                    6         --
  (1)
-------------------------------------------------------------------------------------------------------
Everything Yogurt              Loan                                                       34         34
-------------------------------------------------------------------------------------------------------
Ex Terra Credit Recovery,      Series A Preferred Stock (500 shares)                     497        497
  Inc.                         Common Stock (2,500 shares)                                 3          3
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Fairchild Industrial Products  Debt Securities                                         5,702      5,702
  Company                      Warrants                                                  280      3,629
-------------------------------------------------------------------------------------------------------
FHM Distributions, Inc.        Loans                                                     200        200
-------------------------------------------------------------------------------------------------------
Galaxy American                Debt Securities                                        30,703     30,703
  Communications, LLC          Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Gibson Guitar Corporation      Debt Securities                                        15,080     15,080
                               Warrants                                                  525      1,000
-------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.        Loans                                                   5,000      5,000
                               Convertible Debentures                                    500        500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Golden Eagle/Satellite         Loans                                                   1,390      1,390
  Archery, LLC                 Convertible Debentures                                  2,248      2,242
-------------------------------------------------------------------------------------------------------
Grant Broadcasting System II   Warrants                                                  139      3,600
-------------------------------------------------------------------------------------------------------
Grant Television, Inc.         Debt Securities                                         9,154      9,154
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Han Hie                        Loan                                                      510        510
-------------------------------------------------------------------------------------------------------
H.B.N. Communications, Inc.    Loan                                                      233        233
-------------------------------------------------------------------------------------------------------
Hotelevision, Inc.             Preferred Stock (1,000,000 shares)                      1,000      1,000
-------------------------------------------------------------------------------------------------------
In the Dough, Inc.             Loan                                                        2          2
-------------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Jack Henry & Associates, Inc.  Common Stock (90,438 shares)                         $     26   $  4,193
  (1)
-------------------------------------------------------------------------------------------------------
Jeff & Chris Mufflers, Inc.    Loan                                                       93         93
-------------------------------------------------------------------------------------------------------
JRI Industries, Inc.           Debt Securities                                         2,111      2,111
                               Warrants                                                   74         74
-------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.          Debt Securities                                         4,692      4,692
                               Warrants                                                  324      2,100
-------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.       Loans                                                   3,739      3,739
                               Debt Securities                                         2,609      2,609
                               Warrants                                                  348      3,500
                               Equity Interest                                             3          3
-------------------------------------------------------------------------------------------------------
Kirkland's, Inc.               Debt Securities                                         6,283      6,283
                               Warrants                                                   96      2,850
-------------------------------------------------------------------------------------------------------
Kyrus Corporation              Debt Securities                                         7,601      7,601
                               Warrants                                                  348        348
-------------------------------------------------------------------------------------------------------
KZSF Broadcasting, Inc.        Loans                                                     884        884
-------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems,    Debt Securities                                         3,403      3,403
  Inc.                         Common Stock (64,535 shares)                              142        142
-------------------------------------------------------------------------------------------------------
Lingcomm, Inc.                 Loan                                                      207        207
-------------------------------------------------------------------------------------------------------
Liqui-Dri Foods, Inc.          Loans                                                  10,291     10,291
-------------------------------------------------------------------------------------------------------
The Loewen Group, Inc. (1)     High Yield Debt                                        15,002     15,002
-------------------------------------------------------------------------------------------------------
Love Funding Corporation       Series D Preferred Stock (26,000 shares)                  359        213
-------------------------------------------------------------------------------------------------------
May Investments                Loan                                                       47         --
-------------------------------------------------------------------------------------------------------
Meigher Communications, L.P.   Loan                                                    2,918      2,918
-------------------------------------------------------------------------------------------------------
Mid Atlantic Telecom Plus,     Loan                                                   10,434     10,434
  LLC
-------------------------------------------------------------------------------------------------------
Midview Associates, L.P.       Debt Securities                                           197        197
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Mihadas                        Loan                                                      287        287
-------------------------------------------------------------------------------------------------------
Mill-It Striping, Inc.         Common Stock (18 shares)                                  250         --
-------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.     Loans                                                      17         17
                               Debt Securities                                         1,823        219
                               Common Stock (33,333 shares)                               --         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Morton Industrial Group (1)    Common Stock (5,835 shares)                               241         82
-------------------------------------------------------------------------------------------------------
New York Donut Corporation     Loan                                                       61         61
-------------------------------------------------------------------------------------------------------
Nobel Learning Communities,    Debt Securities                                         9,419      9,419
  Inc. (1)                     Series D Convertible Preferred Stock                    2,000      2,000
                               (265,957 shares)
                               Warrants                                                  575        575
-------------------------------------------------------------------------------------------------------
Norman's Yogurt, Inc.          Loan                                                        8          8
-------------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Northeast Broadcasting Group,  Debt Securities                                      $    415   $    415
  L.P.
-------------------------------------------------------------------------------------------------------
Nursefinders, Inc.             Debt Securities                                        10,841     10,841
                               Warrants                                                  900        900
-------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.        Debt Securities                                           589        140
                               Warrants                                                   77         --
-------------------------------------------------------------------------------------------------------
PAL Liberty, Inc.              Loan                                                      229        229
-------------------------------------------------------------------------------------------------------
David Peters                   Loan                                                      164         55
-------------------------------------------------------------------------------------------------------
PIATL Holdings, Inc.           Loan                                                       31         31
                               Preferred Stock (276 shares)                              160        222
                               Common Stock (24 shares)                                   --         --
-------------------------------------------------------------------------------------------------------
Pico Products, Inc. (1)        Debt Securities                                         4,091      4,091
                               Common Stock (208,000 shares)                              59         33
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Precision Industries Co.       Debt Securities                                         9,580      9,580
                               Common Stock (132,507 shares)                           1,050      1,616
-------------------------------------------------------------------------------------------------------
Progressive International      Debt Securities                                         3,680      3,680
  Corporation                  Preferred Stock (500 shares)                              500        500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Quality Software Products      Common Stock (94,479 shares)                              901        557
  Holdings, PLC (1)
-------------------------------------------------------------------------------------------------------
Radio One of Atlanta, Inc.     Loans                                                   2,000      2,000
                               Debt Securities                                         9,972      9,972
                               Common Stock (1,430 shares)                                --      3,000
-------------------------------------------------------------------------------------------------------
Randhawa Brothers              Loan                                                      117        117
  Enterprises, Inc.
-------------------------------------------------------------------------------------------------------
R.L. Singletary                Loan                                                       98         98
-------------------------------------------------------------------------------------------------------
Schwinn/GT                     Debt Securities                                         9,605      9,605
                               Warrants                                                  395        395
-------------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.     Series A Preferred Stock (1,000 shares)                   993        993
-------------------------------------------------------------------------------------------------------
Spa Lending Corporation        Preferred Stock (28,625 shares)                           399        306
                               Common Stock (6,208 shares)                                24         --
-------------------------------------------------------------------------------------------------------
SunStates Refrigerated         Loans                                                   1,830        341
  Services, Inc.               Debt Securities                                         2,445        676
-------------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.  Debt Securities                                        11,881     11,881
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Total Foam, Inc.               Debt Securities                                         1,562        106
                               Common Stock (910 shares)                                  57         --
-------------------------------------------------------------------------------------------------------
Unitel, Inc.                   Debt Securities                                         3,579      3,579
                               Warrants                                                  360        360
-------------------------------------------------------------------------------------------------------
Vianova Resins GmbH            Debt Securities                                         1,812      1,812
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Vidon, Inc.                    Loan                                                 $    259   $    259
-------------------------------------------------------------------------------------------------------
William R. Dye                 Loan                                                      265        265
-------------------------------------------------------------------------------------------------------
Williams Brothers Lumber       Warrants                                                   24        322
  Company
-------------------------------------------------------------------------------------------------------
Wilton Industries, Inc.        Loan                                                   12,000     12,000
-------------------------------------------------------------------------------------------------------
WYCB Acquisition Corporation   Loan                                                    3,812      3,812
-------------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition           Debt Securities                                        15,094     15,094
  Corporation                  Common Stock (99 shares)                                  100        100
                               Preferred Stock (100 shares)                            3,700      3,700
-------------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (94 investments)                            $382,488   $388,554
-------------------------------------------------------------------------------------------------------

                                                                              DECEMBER 31, 1998
                                                INTEREST        NUMBER OF    -------------------
                                              RATE RANGES      INVESTMENTS     COST      VALUE
                                            ----------------   -----------   --------   --------
COMMERCIAL MORTGAGE LOANS
                                            Up to   6.99%            3       $  1,327   $  1,327
                                            7.00%- 8.99%            43        104,872    104,872
                                            9.00%-10.99%           102         69,635     70,076
                                            11.00%-12.99%           31         44,424     44,424
                                            13.00%-14.99%            4         12,362     12,362
                                            15.00% and above         1            125        125
------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                               184       $232,745   $233,186
------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES
Subordinated CMBS                                                    1       $ 32,221   $ 32,221
------------------------------------------------------------------------------------------------
Residual CMBS                                                        1         70,771     70,771
------------------------------------------------------------------------------------------------
Residual securitization spread                                       1         12,182     10,682
------------------------------------------------------------------------------------------------
     Total commercial mortgage-backed securities                     3       $115,174   $113,674
------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION 7(A) LOANS
                                            Up to   6.99%           12       $    160   $    115
                                            7.00%- 8.99%            12            134         57
                                            9.00%-10.99%           364         51,925     51,343
                                            11.00%-12.99%           53          5,148      4,592
                                            13.00%-14.99%            5            284        178
                                            15.00% and above        --             --         --
------------------------------------------------------------------------------------------------
     Total Small Business Administration 7(a) loans                446       $ 57,651   $ 56,285
------------------------------------------------------------------------------------------------
Other portfolio assets                                               6       $  8,331   $  8,575
------------------------------------------------------------------------------------------------
Total portfolio at value                                           733       $796,389   $800,274
------------------------------------------------------------------------------------------------


(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.


  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. MERGER

     On December 31, 1997, Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial"), and Allied Capital Advisers ("Advisers"), merged with and into Allied Capital Lending Corporation ("Allied Lending") (each a "Predecessor Company" and collectively the "Predecessor Companies") pursuant to an Agreement and Plan of Merger, dated as of August 14, 1997, as amended and restated as of September 19, 1997 in a stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to Allied Capital Corporation ("ACC" or the "Company").

     The Merger was treated as a tax-free reorganization under Section 368
(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Predecessor Companies carried forward the historical cost basis of their assets and liabilities to the surviving entity
(ACC). For financial reporting purposes, the Predecessor Companies also carried forward the historical cost basis of their respective assets and liabilities at the time the Merger was effected. The consolidated financial statements reflect the operations of ACC with the years ended December 31, 1997 and 1996 restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented.

     Prior to the Merger, Allied I owned approximately 16 percent of Allied Lending's total shares outstanding. These shares were distributed to the Allied I shareholders in a dividend immediately prior to the Merger at a rate of
0.107448 shares of Allied Lending for each share of Allied I held on the record date. For financial reporting purposes, Allied I's ownership of Allied Lending has been eliminated for all periods presented.

NOTE 2. ORGANIZATION

     Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). The Company has two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company ("SBIC"). Allied Investment Corporation is the result of the merger of the Company's two wholly owned SBIC subsidiaries in July 1998 whereby Allied Investment Corporation merged with and into Allied Capital Financial Corporation ("Allied Financial"). Allied Financial then changed its name to Allied Investment Corporation ("Allied Investment"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the Small Business Administration ("SBA") as a Small Business Lending Company and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, the Company has also established a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"). The Company also has several single-member limited liability companies established primarily to hold real estate properties.

     Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the "Company" or "ACC."

     The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private, growing businesses in a variety of industries and in diverse geographic locations (primarily in the United States).

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION


     The consolidated financial statements for the periods presented have been restated to include the accounts of the Predecessor Companies for all periods presented. Transaction fees and expenses related to the Merger were expensed in the fourth quarter of 1997. The consolidated financial statements include the accounts of the Company or its wholly owned or majority owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 1998, 1997 and 1996 balances to conform with the 1999 financial statement presentation.


  VALUATION OF PORTFOLIO INVESTMENTS

     Portfolio assets are carried at fair value as determined by the Board of Directors under the Company's valuation policy.

  LOAN AND DEBT SECURITIES

     The values of loans and debt securities are considered to be amounts which could be realized in the normal course of business which, generally, anticipates the Company holding the loan to maturity and realizing the face value of the loan. For loans and debt securities, value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of value at a lower amount.

     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount, and market discount are amortized into interest income using the effective interest method.

  EQUITY SECURITIES

     Equity interests in portfolio companies for which there is no public market are valued based on various factors including a history of positive cash flow from operations, the market value of comparable publicly traded companies and other pertinent factors, such as recent offers to purchase a portfolio company's securities or other liquidation events. The determined values are generally discounted to account for liquidity issues and minority control positions.

     The Company's equity interests in public companies that carry certain restrictions on sale are typically valued at a discount from the public market value of the security at the balance sheet date. Restricted and unrestricted publicly traded stocks may also be valued at a discount due to the investment size or market liquidity concerns.

  COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial mortgage-backed securities consist of subordinated commercial mortgage-backed securities ("Subordinated CMBS"), residual interest in mortgage securitization ("Residual CMBS") and residual securitization spread.

  SUBORDINATED CMBS

     The Subordinated CMBS is carried at fair value. The Company recognizes income from Subordinated CMBS using the effective interest method, using the anticipated yield over the

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED projected life of the investment. Changes in estimated yields are due to revisions in estimates of future credit losses, actual losses incurred and actual prepayment speeds. Changes in estimated yield are currently recognized as an adjustment to the estimated yield over the remaining life of the Subordinated CMBS. The Company recognizes unrealized depreciation on its Subordinated CMBS whenever it determines that the value of its Subordinated CMBS is less than the carrying amount.

  RESIDUAL CMBS

     The Company values its residual interest in securitization and recognizes income using the same accounting policies used for the Subordinated CMBS.

  RESIDUAL SECURITIZATION SPREAD (INTEREST-ONLY STRIP)

     The residual securitization spread is carried at fair value based on the amortized cost of the residual securitization spread and the estimated future cash flows. The Company recognizes income using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  NET REALIZED AND UNREALIZED GAINS

     Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  DEFERRED FINANCING COSTS

     Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The Company may use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes.

  CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the record date.

  FEDERAL AND STATE INCOME TAXES

     With the exception of Advisers, the Predecessor Companies qualified as regulated investment companies ("RIC") or a real estate investment trust ("REIT"); however, Advisers was a corporation

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED subject to federal and state income taxes. Income tax expense reported on the consolidated statement of operations relates to the operations of Advisers for all periods presented.

     The Company and its wholly owned subsidiaries intend to comply with the requirements of the Code that are applicable to RICs and REITs. The Company and its wholly owned subsidiaries intend to distribute annually all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes.

  PER SHARE INFORMATION

     Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on Preferred Shares.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 4. PORTFOLIO

     The Company's lending operations are conducted in three primary areas: mezzanine finance, commercial real estate finance, and SBA Section 7(a) guaranteed lending.

  MEZZANINE FINANCE

     Mezzanine investments are generally structured as loans that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, warrants or options to purchase a portion of the portfolio company's equity at a nominal price. Such an investment would typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although loan maturities and principal amortization schedules vary.

     Equity investments consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or otherwise illiquid. Equity securities generally do not produce a current return, but are held for investment appreciation and ultimate gain on sale.


     At March 31, 1999, December 31, 1998 and 1997, approximately 98 percent of the Company's mezzanine loan portfolio was composed of fixed interest rate loans. The weighted average yield (at value) on the mezzanine portfolio at March 31, 1999, December 31, 1998 and 1997 was 14.0 percent, 14.6 percent, and 12.6 percent, respectively. At March 31, 1999, December 31, 1998 and 1997, mezzanine loans and debt securities with a cost basis of $24,922,000, $20,977,000 and $13,661,000, respectively, were not accruing interest.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED

     The geographic and industry composition of the mezzanine portfolio at March 31, 1999, December 31, 1998 and 1997 was as follows:



                                                              1999       1998       1997
                                                              ----       ----       ----
GEOGRAPHIC REGION
Mid-Atlantic................................................   26%        28%        29%
Midwest.....................................................   25         27         17
Southeast...................................................   22         23         27
West........................................................   15         11         13
International...............................................    7          7          6
Northeast...................................................    5          4          8
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

INDUSTRY
Consumer Products...........................................   22%        25%        25%
Telecommunications..........................................   15         14          7
Business Services...........................................   13         11          7
Retail......................................................    8          9         14
Industrial Products.........................................    8          8          9
Broadcasting................................................    6          9         23
Other.......................................................   28         24         15
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===


  COMMERCIAL REAL ESTATE FINANCE

     The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from the Resolution Trust Corporation, the Federal Deposit Insurance Corporation and other third party sellers including life insurance companies and banks.


     At March 31, 1999, December 31, 1998 and 1997, approximately 60 percent and 40 percent, 68 percent and 32 percent, and 73 percent and 27 percent of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. The weighted average yield (at value) on the real estate portfolio as of March 31, 1999, December 31, 1998 and 1997 equaled 10.4 percent, 10.4 percent and 11.4 percent, respectively. As of March 31, 1999, December 31, 1998 and 1997, loans with a cost basis of $4,804,000, $5,443,000 and $11,987,000, respectively, were not accruing interest.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED

     The geographic composition and the property types securing the commercial mortgage loan portfolio at March 31, 1999, December 31, 1998 and 1997 were as follows:



                                                              1999       1998       1997
                                                              ----       ----       ----
GEOGRAPHIC REGION
Mid-Atlantic................................................   37%        36%        38%
Southeast...................................................   29         23         14
West........................................................   20         22         18
Midwest.....................................................    9         13         18
Northeast...................................................    5          6         12
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

PROPERTY TYPE
Hospitality.................................................   46%        42%        34%
Office......................................................   21         29         32
Retail......................................................   14         14         17
Recreation..................................................   12          5          4
Other.......................................................    7         10         13
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===


  COMMERCIAL MORTGAGE-BACKED SECURITIES


     In December 1998, the Company purchased $67 million of Subordinated Commercial Mortgage Backed Securities ("Subordinated CMBS") for $32 million. In the first quarter of 1999, the Company purchased for a price of $88.0 million, Subordinated CMBS with a face value of $177.9 million. The bonds owned by the Company of non-investment grade and unrated tranches are junior in priority for payment of principal to the more senior tranches of the related commercial securitization. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the subordinate tranche will bear this loss first.



     As of March 31, 1999 and December 31, 1998, the estimated yield to maturity on the Subordinated CMBS was approximately 14.6 percent and 15.0 percent, respectively. The Company's estimated returns on its Subordinated CMBS are based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the Subordinated CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity, will be achieved.


     On January 30, 1998, the Company in conjunction with Business Mortgage Investors, Inc. ("BMI"), a private REIT managed by the Company, completed a $310 million asset securitization, whereby bonds totaling $239 million were sold in three classes rated "AAA", "AA" and "A" by

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
Standard & Poor's Rating Services and Fitch IBCA, Inc. in a private placement. The three bond classes sold had an aggregate weighted average interest rate of approximately 6.38 percent.

     To effect the securitization, the Company and BMI sold a pool of 97 commercial mortgage loans totaling $310 million to a special purpose, bankruptcy remote entity which transferred the assets to a trust which issued the bonds. The Company contributed approximately 95%, or $295 million, of the total assets securitized, and received cash proceeds, net of costs of approximately $223 million. The Company retained a trust certificate for its residual interest (the "Residual CMBS") in the loan pool sold, and will receive interest income from this Residual CMBS as well as the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "Residual Securitization Spread").


     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of $14.8 million net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received (i.e., cash, Residual Securitization Spread, Residual CMBS and a servicing asset). As of March 31, 1999, the mortgage loan pool consisted of 67 loans and had an approximate weighted average stated interest rate of 9.3 percent. The value of the Residual CMBS was determined using a discount rate equal to the average interest rate of the underlying mortgage loans. The value of the Residual Securitization Spread was determined based on a constant prepayment rate of 7 percent and a discount rate of 14 percent.


  SBA SECTION 7(a) GUARANTEED LENDING

     The Company, through its wholly owned subsidiary, Allied SBLC, participates in the SBA's Section 7(a) Guaranteed Loan Program ("7(a) loans").

     Pursuant to Section 7(a) of the Small Business Act of 1958, the SBA will guarantee 80 percent of any qualified loan up to $100,000 regardless of maturity, and 75 percent of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales or no more than 500 employees.


     The Company charges interest on the 7(a) loans at a variable rate, typically 1.75 percent to 2.75 percent above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly. All loans are payable in equal monthly installments of principal and interest from the date on which the loan was made to its maturity. At March 31, 1999, December 31, 1998 and 1997, approximately 97 percent, 96 percent and 92 percent, respectively of the Company's portfolio of 7(a) loans were variable interest rate loans.


     As permitted by SBA regulations, the Company sells to investors, without recourse, the guaranteed portion of its loans while retaining the right to service 100 percent of such loans.


     As of March 31, 1999, December 31, 1998 and 1997, 7(a) loans with a cost basis of $8,729,000, $11,227,000 and $4,346,000, respectively, were not accruing interest.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED

     The geographic and industry composition of the SBA 7(a) portfolio at March 31, 1999, December 31, 1998 and 1997 was as follows:



                                                              1999       1998       1997
                                                              ----       ----       ----
GEOGRAPHIC REGION
Midwest.....................................................   38%        34%        36%
Mid-Atlantic................................................   30         29         29
Southeast...................................................   15         16         18
West........................................................   12         14          7
Northeast...................................................    5          7         10
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

INDUSTRY
Retail......................................................   42%        41%        37%
Hospitality.................................................   29         30         26
Consumer Products...........................................    6          6          7
Consumer Services...........................................    5          6          4
Business Services...........................................    4          4          6
Broadcasting................................................    3          4          8
Other.......................................................   11          9         12
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===


NOTE 5. DEBT


     At March 31, 1999, December 31, 1998 and 1997, the Company had the following credit facilities:



                                       1999                     1998                     1997
                                -------------------      -------------------      -------------------
                                FACILITY    AMOUNT       FACILITY    AMOUNT       FACILITY    AMOUNT
                                 AMOUNT     DRAWN         AMOUNT     DRAWN         AMOUNT     DRAWN
                                --------   --------      --------   --------      --------   --------
                                                           (IN THOUSANDS)
Debentures and notes payable:
     Master loan and security
       agreement..............  $250,000   $ 56,392      $250,000   $  6,000      $250,000   $ 23,116
     Unsecured long-term notes
       payable................   180,000    180,000       180,000    180,000            --         --
     SBA debentures...........    74,650     47,650        74,650     47,650        54,300     54,300
     OPIC loan................     5,700      5,700         5,700      5,700        20,000      8,700
     Master repurchase
       agreement..............        --         --       250,000         --       250,000    202,705
     Senior note payable......        --         --            --         --        20,000     20,000
                                --------   --------      --------   --------      --------   --------
          Total debentures and
            notes payable.....   510,350    289,742       760,350    239,350       594,300    308,821
                                ========   ========      ========   ========      ========   ========
Revolving lines of credit.....   315,000    121,000       200,000     95,000        80,000     38,842
                                --------   --------      --------   --------      --------   --------
          Total Debt..........  $825,350   $410,742      $960,350   $334,350      $674,300   $347,663
                                ========   ========      ========   ========      ========   ========

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 5. DEBT, CONTINUED
  MASTER LOAN AND SECURITY AGREEMENT


     The Company, and BMI, established a facility to borrow up to $250,000,000, of which $100,000,000 is committed, using commercial mortgage loans as collateral under the agreement. The Company pledges commercial mortgage loans as collateral for the facility such that the amount borrowed is approximately equal to 80 percent to 90 percent of the value of the collateral pledged. The agreement generally requires interest only payments with all principal due at maturity. Principal may be repaid at any time without penalty. The agreement bears interest at the one-month London Interbank Offer Rate ("LIBOR") plus 1.0 percent, or 5.9 percent, 6.6 percent and 6.7 percent, at March 31, 1999, December 31, 1998 and 1997, respectively. Average debt outstanding, maximum amount borrowed, and weighted average interest rate charged on this facility for the three months ended March 31, 1999 and for the years ended December 31, 1998 and 1997 were $48,818,000, $21,932,000 and $17,899,000; $84,392,000, $56,000,000
and $23,116,000; and 6.1 percent, 6.5 percent and 6.7 percent; respectively. The agreement matures on October 7, 1999.


  UNSECURED LONG-TERM NOTES PAYABLE

     In June 1998 the Company issued three classes of unsecured long-term notes held by private institutional investors. The notes have terms of 5 or 7 years with an aggregate principal balance of $180,000,000. The weighted average interest rate on the notes is 7.2 percent and interest only is payable semi-annually until maturity. The notes may be prepaid in whole or in part together with an interest premium as stipulated in the note agreement.

  SBA DEBENTURES


     At March 31, 1999, December 31, 1998 and 1997, the Company had drawn debentures totaling $47,650,000, $47,650,000 and $54,300,000, respectively, payable to the SBA at interest rates ranging from 6.9 percent to 9.6 percent. Scheduled maturity dates are as follows: 1999 -- $0; 2000 -- $17,300,000; 2001 -- $9,350,000; 2002 -- $0; 2003 -- $0; and $21,000,000 thereafter. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.


  OVERSEAS PRIVATE INVESTMENT CORPORATION (OPIC) LOAN


     The Company has a loan agreement with OPIC to provide financing for international projects involving qualifying U.S. small businesses. Loans under this agreement bear interest at the U.S. Treasury rate plus 0.5 percent for the applicable period of the borrowing, or 6.6 percent, 6.6 percent and 6.8 percent at March 31, 1999, December 31,1998 and 1997, respectively. In addition, OPIC is entitled to receive from the Company a contingent fee at maturity of the loan equal to 5 percent of the return generated by the OPIC-related investments in excess of 7 percent. There are no required principal payments until the OPIC loans mature in January 2006.



  REVOLVING LINES OF CREDIT



     In March 1999, the Company increased its unsecured revolving line of credit to $315,000,000 from $200,000,000. The facility bears interest at LIBOR plus
1.25 percent, or 6.2 percent and 6.9 percent at March 31, 1999 and December 31, 1998, respectively, and requires a commitment fee

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 5. DEBT, CONTINUED

equal to 0.25 percent of the committed amount. The new line expires in March 2001. The line of credit requires monthly payments of interest and all principal is due upon its expiration.



     The average debt outstanding on the revolving lines were $71,444,000, $51,904,000 and $30,033,000 for the three months ended March 31, 1999 and for the years ended December 31, 1998 and 1997, respectively. The maximum amount borrowed under these facilities and the weighted average interest rate for the three months ended March 31, 1999 and for the years ended December 31, 1998 and 1997 were $121,000,000, $105,000,000 and $45,759,000, and 6.6 percent, 6.8 percent and 8.1 percent, respectively.



NOTE 6. INCOME TAXES



     For the years ended December 31, 1998, 1997 and 1996, the Company's effective tax rate was 1.0 percent, 2.3 percent and 3.5 percent, respectively. The Company incurred no income tax for the three months ended March 31, 1999.


     For the year ended December 31, 1998, the Company incurred income tax expense of $787,000 which resulted from the realization of a taxable net built-in gain associated with property owned by Advisers prior to the Merger.

     For the years ended December 31, 1997 and 1996, the Company's income subject to federal and state taxes related to the income generated by the pre-Merger operations of Advisers. The income generated by the other Predecessor Companies is not subject to federal and state income taxes because these companies qualified as regulated investment companies or a real estate investment trust.

NOTE 7. PREFERRED STOCK

     Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3 percent cumulative preferred stock and 10,000 shares of $100 par value, 4 percent redeemable cumulative preferred stock issued to the SBA pursuant to
Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3 percent cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4 percent redeemable cumulative preferred stock has a required redemption date of June 4, 2005.

NOTE 8. SHAREHOLDERS' EQUITY


     During the three months ended March 31, 1999, the Company sold 1,455,000 shares of its common stock through an underwriter for net proceeds of $25,906,000, after costs of $1,375,000 which included a discount of 4.0 percent. In addition, the Company sold 576,326 shares of its common stock to an institutional investor. The net proceeds from the transaction were $9,881,000, after costs of $428,000 which included a discount of 3.0 percent.


     In 1998, the Company sold 3,565,000 shares of its common stock through an underwriter for net proceeds of $56,776,000, after costs of $3,384,000 which included a 5.0 percent fee paid to the underwriter. In 1998, the Company also sold 801,959 shares of its common stock to an institutional investor in two transactions. The net proceeds from the transactions were $12,899,000, after costs of $677,000 which included a weighted average discount of 4.0 percent.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 8. SHAREHOLDERS' EQUITY, CONTINUED
     In 1996, the Company completed two non-transferable subscription rights offerings to common shareholders. The Company issued 1,433,414 shares of common stock pursuant to these offerings raising net proceeds to the Company of $17,147,000, after costs including a 2.5 percent fee paid to eligible broker/dealers.

     In 1996, the Company also sold 400,000 shares of its common stock through an underwriter for net proceeds of $5,218,000.


     The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sales prices reported for the Company's common stock for the five days on which trading in the shares takes place immediately prior to the dividend payment date. For the three months ended March 31, 1999 and for the years ended December 31, 1998, 1997 and 1996 the Company issued 62,979, 241,482, 550,971 and 913,206 shares, respectively, at an average price per share of $18.35, $20.35, $15.67 and $13.13, respectively.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 9. EARNINGS PER COMMON SHARE


                                                                                            PER COMMON
                                                               INCOME        SHARES        SHARE AMOUNT
                                                              --------       -------       -------------
                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
FOR THE THREE MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
Net increase in net assets resulting from operations...       $18,580
Less: Preferred stock dividends                                   (55)
                                                              -------
Income available to common shareholders................       $18,525
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      56,799            $0.33
                                                                                               =====
Options outstanding to officers........................                          29
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      56,828            $0.33
                                                                             ======            =====
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
Net increase in net assets resulting from operations...       $32,065
Less: Preferred stock dividends........................           (55)
                                                              -------
Income available to common shareholders................       $32,010
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      51,814            $0.62
                                                                                               =====
Options outstanding to officers........................                         294
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      52,108            $0.61
                                                                             ======            =====
1998
Net increase in net assets resulting from operations...       $78,078
Less: Preferred stock dividends........................          (230)
                                                              -------
Income available to common shareholders................       $77,848
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      51,941            $1.50
                                                                                               =====
Options outstanding to officers........................                          33
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      51,974            $1.50
                                                                             ======            =====
1997
Net increase in net assets resulting from operations...       $61,304
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $61,084
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      49,218            $1.24
                                                                                               =====
Options outstanding to officers........................                          33
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      49,251            $1.24
                                                                             ======            =====
1996
Net increase in net assets resulting from operations...       $54,947
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $54,727
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      46,172            $1.19
                                                                                               =====
Options outstanding to officers........................                         561
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      46,733            $1.17
                                                                             ======            =====

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 10. EMPLOYEE STOCK OWNERSHIP PLAN AND DEFERRED COMPENSATION PLAN

     The Company has an employee stock ownership plan ("ESOP"). Pursuant to the ESOP, the Company is obligated to contribute 5 percent of each eligible participant's total cash compensation for the year to a plan account on the participant's behalf, which vests over a two-year period. ESOP contributions are used to purchase shares of the Company's common stock.


     As of March 31, 1999, December 31, 1998 and 1997, the ESOP held 295,878 shares, 282,500 shares and 433,047 shares, respectively, of the Company's common stock, the majority of which had been allocated to participants' accounts. The plan is funded annually and the total ESOP contribution expense for the years ended December 31, 1998, 1997, and 1996 was $489,000, $351,000 and $1,018,000,
respectively, net of forfeitures of $4,000, $0 and $36,000, respectively.


     The Company also has a deferred compensation plan (the "DC Plan"). Eligible participants in the DC Plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant's account shall be credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company's general creditors. Amounts credited to participants under the DC Plan are at all times 100 percent vested and non-forfeitable except for amounts credited to participants' accounts related to the Formula Award (see Note 12). A participant's account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All DC Plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company's insolvency. Amounts deferred by participants under the DC Plan are funded to a trust, the trustee of which administers the DC Plan on behalf of the Company.

NOTE 11. STOCK OPTION PLAN

     In conjunction with the Merger, all stock option plans that existed for Allied Lending and the Predecessor Companies before the Merger ("Old Plans") were cancelled on December 31, 1997, and at a special meeting of shareholders on November 26, 1997, the Company's shareholders approved a new stock option plan ("ACC Plan") for the Company to be effected post-Merger.

  THE ACC PLAN

     The purpose of the ACC Plan is to provide officers and non-officer directors of the Company with additional incentives. Options may be granted from time to time on up to 6,250,000 shares, which represents approximately 11 percent of the outstanding shares as of December 31, 1998.

     Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

     All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. If an optionee dies or becomes totally and permanently disabled before expiration of the options without fully exercising them, he or she or the executors or administrators or legatees or distributees of the estate shall, as may be provided at the time of the grant, have the right, within one year after the optionee's death or total and permanent disability, to exercise the options in whole or in part before the expiration of their term. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 11. STOCK OPTION PLAN, CONTINUED

control. For the three months ended March 31, 1999 and for the year ended December 31, 1998, the Company's compensation committee granted a total of 30,000 options and 5,189,944 options, respectively, to officers of the Company under the ACC Plan. The options awarded to officers were generally non-qualified stock options that vest over a five-year period from the grant date. The stock options have been granted at the market price on the date of grant with a weighted average exercise price equal to $20.15 per share. At March 31, 1999, options for 1,468,676 shares were vested. No options were exercised and 107,222 options were cancelled during the three months ended March 31, 1999. Options were exercised for 10,408 shares, and options were canceled for 65,638 shares during the year ended December 31, 1998.


  OLD PLAN ACTIVITY

     During 1997 and 1996, the Predecessor Companies granted 1,474,000 and 866,000 options, respectively, under the Old Plans at exercise prices ranging from $9.53 to $22.58 per share. Total shares issued pursuant to the exercise of stock options totaled 2,395,000 and 1,051,000 during 1997 and 1996, respectively.

  NOTES RECEIVABLE FROM THE SALE OF COMMON STOCK


     The Company provides loans to officers for the exercise of options. The loans have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders' equity. As of March 31, 1999 and December 31, 1998, 1997 and 1996, the Company had outstanding loans to officers of $23,735,000, $23,735,000, $29,611,000 and $15,491,000, respectively. Officers with outstanding loans repaid principal of $0, $5,591,000, $6,534,000, and $2,199,000 for the three months ended March 31, 1999 and for the years ended December 31, 1998, 1997 and 1996, respectively. The Company recognized interest income from these loans of $366,000, $1,600,000, $1,031,000 and $529,000, respectively, during these same periods.


     The Company accounts for its stock options as required by the Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," and no compensation cost has been recognized. Had compensation cost for the plan been determined consistent with SFAS No. 123 "Accounting for Stock Based Compensation," the Company's net increase in net assets resulting from operations and basic and diluted earnings per common share would have been reduced to the following pro forma amounts:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                 -----------------------------------------
                                                                   1998            1997            1996
                                                                 ---------       ---------       ---------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net increase in net assets resulting from operations:
     As reported..........................................        $78,078         $61,304         $54,947
     Pro forma............................................        $72,684         $60,656         $53,372
Basic earnings per common share:
     As reported..........................................        $  1.50         $  1.24         $  1.19
     Pro forma............................................        $  1.39         $  1.23         $  1.16
Diluted earnings per common share:
     As reported..........................................        $  1.50         $  1.24         $  1.17
     Pro forma............................................        $  1.39         $  1.23         $  1.14

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 11. STOCK OPTION PLAN, CONTINUED
     Pro forma expenses are based on the underlying value of the options granted by the Company and the Predecessor Companies. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model.

NOTE 12. CUT-OFF AWARD AND FORMULA AWARD


     The Predecessor Companies' existing stock option plans were canceled and the Company established a cut-off dollar amount for all existing, but unvested options as of the date of the Merger (the "Cut-off Award"). The Cut-off Award is computed for each unvested option as of the Merger date. The Cut-off Award is equal to the difference between the market price on August 14, 1997 (the Merger announcement date) of the shares of stock underlying the option less the exercise price of the option. The Cut-off Award is payable for each unvested option upon the future vesting date of that option. The Cut-off Award was designed to cap the appreciated value in unvested options at the Merger announcement date, in order to set the foundation to balance option awards upon the Merger. The Cut-off Award approximates $2.9 million in the aggregate and is expensed as the Cut-off Award vests. For the three months ended March 31, 1999 and for the year ended December 31, 1998, $212,000 and $807,000 of the Cut-off Award vested.



     The Formula Award was established to compensate employees from the point when their unvested options would cease to appreciate in value (the Merger announcement date), up until the time at which they would be able to receive option awards in ACC post-Merger. In the aggregate, the Formula Award equaled 6 percent of the difference between an amount equal to the combined aggregated market capitalizations of the Predecessor Companies as of the close of the market on the day before the Merger date (December 30, 1997), less an amount equal to the combined aggregate market capitalizations of Allied Lending and the Predecessor Companies as of the close of the market on the Merger announcement date. Advisers' compensation committee allocated the Formula Award to individual officers on December 30, 1997. The amount of the Formula Award as computed at December 30, 1997 was $18,994,000. This amount was contributed to the Company's deferred compensation trust under the DC Plan (see Note 10) and was used to purchase shares of the Company's stock (included in common stock held in deferred compensation trust). The Formula Award vests equally in three installments on December 31, 1998, 1999 and 2000; provided, however, that such Formula Award vests immediately upon a change in control of the Company. The Formula Award will be expensed in each year in which it vests. For the three months ended March 31, 1999 and for the year ended December 31, 1998, $1,560,000 and $6,242,000, respectively was expensed as a result of the Formula Award. Vested Formula Awards are distributable to recipients at the Company's discretion, however, sale of the Company's stock by the recipients is restricted. Unvested Formula Awards are forfeited upon a recipient's separation from service and the related Company stock is retired. For the three months ended March 31, 1999 and for the year ended December 31, 1998, $61,000 and $270,000, respectively, of the Formula Award was forfeited.


     On January 4, 1999, the Company distributed shares of the Company's common stock with a value of $4,062,000 representing the portion of the Formula Award that vested on December 31, 1998.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 13. DIVIDENDS AND DISTRIBUTIONS


     The Company's Board of Directors declared and the Company paid a $0.40 per common share dividend, or $23,271,000, for the three months ended March 31, 1999.


     For the years ended December 31, 1998, 1997 and 1996, the Company declared the following distributions:

                                                    1998                 1997                 1996
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
First quarter............................      $18,025   $0.35      $14,347   $0.30      $11,158   $0.25
Second quarter...........................       17,966    0.35       14,795    0.30       11,911    0.26
Third quarter............................       17,976    0.35       15,548    0.31       12,743    0.27
Fourth quarter...........................       19,444    0.35       31,022    0.61       13,678    0.29
Annual extra distribution................        1,676    0.03        1,118    0.02        7,908    0.16
Special undistributed earnings
  distribution...........................           --      --        8,848    0.17           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions to common
  shareholders...........................      $75,087   $1.43      $85,678   $1.71      $57,398   $1.23
                                               =======   =====      =======   =====      =======   =====

     For income tax purposes, distributions for 1998, 1997 and 1996 were comprised of the following:

                                                    1998                 1997                 1996
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Ordinary income..........................      $49,397   $0.94      $39,356   $0.79      $41,563   $0.89
Long-term capital gains..................       25,690    0.49       31,037    0.62       15,835    0.34
Return of capital (tax)..................           --      --        6,437    0.13           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions before special
  distribution...........................       75,087    1.43       76,830    1.54       57,398    1.23
                                               -------   -----      -------   -----      -------   -----
Special undistributed earnings
  distribution...........................           --      --        8,848    0.17           --      --
Total distributions to common
  shareholders...........................      $75,087   $1.43      $85,678   $1.71      $57,398   $1.23
                                               =======   =====      =======   =====      =======   =====

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 13. DIVIDENDS AND DISTRIBUTIONS, CONTINUED
     The following table summarizes the differences between financial statement net income and taxable income for the years ended December 31, 1998, 1997 and 1996:

                                                               1998      1997      1996
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Financial statement net income..............................  $78,078   $61,304   $54,947
Adjustments:
     Net unrealized (gains) losses..........................   (1,079)   (7,209)    7,412
     Amortization of discount...............................    2,207    (1,124)   (2,779)
     Net gain on securitization of commercial mortgage
       loans................................................  (14,812)       --        --
     Interest income from securitized commercial mortgage
       loans................................................    4,910        --        --
     Gains from disposition of portfolio assets.............    1,177    17,890       874
     Expenses not deductible for tax:
          Merger expenses...................................       --     5,159        --
          Formula award.....................................    6,242        --        --
          Other.............................................    1,393       853     2,306
     Other..................................................   (3,029)   (9,050)   (1,372)
     Income tax expense.....................................       --     1,444     1,945
                                                              -------   -------   -------
Taxable income..............................................  $75,087   $69,267   $63,333
                                                              =======   =======   =======

NOTE 14. CONCENTRATIONS OF CREDIT RISK


     The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit. At March 31, 1999 and December 31, 1998 and 1997, cash and cash equivalents consisted of the following:



                                                  MARCH 31,
                                                    1999        1998       1997
                                                 -----------   -------   --------
                                                 (UNAUDITED)
                                                          (IN THOUSANDS)
Cash and cash equivalents......................    $41,930     $31,833   $76,791
Less escrows held..............................     (6,699)     (6,758)   (6,354)
                                                   -------     -------   -------
Total..........................................    $35,231     $25,075   $70,437
                                                   =======     =======   =======


NOTE 15. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION


     For the three months ended March 31, 1999 and for the years ended December 31, 1998, 1997 and 1996, the Company paid $2,773,000, $21,708,000, $26,874,000 and $21,391,000, respectively, for interest and income taxes. During 1999, 1998, 1997 and 1996, the Company's non-cash financing activities totaled $1,243,000, $6,237,000, $48,207,000 and $22,361,000, respectively, related primarily to common stock issuances resulting from stock option exercises and dividend reinvestment shares issued. During 1999, 1998, 1997 and 1996, the Company's non-cash investing activities totaled $0, $1,265,000, $12,022,000 and $2,004,000 respectively.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 16. SELECTED QUARTERLY DATA (UNAUDITED)

  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          1998
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $36,897   $21,321   $22,546   $25,974
Portfolio income before realized and unrealized gains...  $24,920   $ 9,148   $ 9,401   $11,776
Net increase in net assets resulting from operations....  $32,065   $14,476   $14,906   $16,631
Basic earnings per common share.........................  $  0.62   $  0.28   $  0.29   $  0.31
Diluted earnings per common share.......................  $  0.61   $  0.28   $  0.29   $  0.31

                                                                          1997
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $21,399   $24,911   $25,111   $25,984
Portfolio income before realized and unrealized gains...  $11,968   $14,095   $12,093   $ 7,910
Net increase in net assets resulting from operations....  $12,646   $18,296   $17,146   $13,216
Basic earnings per common share.........................  $  0.27   $  0.37   $  0.35   $  0.25
Diluted earnings per common share.......................  $  0.27   $  0.37   $  0.35   $  0.25

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATING BALANCE SHEET

                                                                          DECEMBER 31, 1998
                                               ------------------------------------------------------------------------
                                                            ALLIED     ALLIED                              CONSOLIDATED
                                                 ACC      INVESTMENT    SBLC      OTHERS    ELIMINATIONS      TOTAL
                                               --------   ----------   -------   --------   ------------   ------------
                                                                            (IN THOUSANDS)
ASSETS
Portfolio at value:
     Mezzanine loans and debt securities.....  $264,968    $ 74,195    $    --   $     --    $      --       $339,163
     Commercial mortgage loans...............   206,463          --         --     26,723           --        233,186
     Commercial mortgage-backed securities...    32,221          --         --     81,453           --        113,674
     Small Business Administration 7(a)
       loans.................................        --          --     56,285         --           --         56,285
     Equity interests in portfolio
       companies.............................    27,641      21,750         --         --           --         49,391
     Investments in subsidiaries.............   159,945          --         --       (335)    (159,610)            --
     Other portfolio assets..................       277          --         50      8,248           --          8,575
                                               --------    --------    -------   --------    ---------       --------
         Total portfolio at value............   691,515      95,945     56,335    116,089     (159,610)       800,274
                                               --------    --------    -------   --------    ---------       --------
Cash and cash equivalents....................     5,308      15,068      2,776      1,923           --         25,075
Intercompany notes and receivables...........    90,194       1,824         90         --      (92,108)            --
Other assets.................................    16,822       1,932      9,360      2,734         (118)        30,730
                                               --------    --------    -------   --------    ---------       --------
         Total assets........................  $803,839    $114,769    $68,561   $120,746    $(251,836)      $856,079
                                               ========    ========    =======   ========    =========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Debentures and notes payable............  $191,700    $ 47,650    $    --   $     --    $      --       $239,350
     Revolving lines of credit...............    95,000          --         --         --           --         95,000
     Accounts payable and other
       liabilities...........................    25,003         858      1,655        396           --         27,912
     Dividends and distributions payable.....     1,700       5,085      5,594         --      (10,679)         1,700
     Intercompany notes and payables.........     5,319          98     46,116     30,001      (81,534)            --
                                               --------    --------    -------   --------    ---------       --------
                                                318,722      53,691     53,365     30,397      (92,213)       363,962
                                               --------    --------    -------   --------    ---------       --------
Commitments and contingencies
Preferred stock issued to Small Business
  Administration.............................        --       7,000         --         --           --          7,000
Shareholders' equity:
     Common stock............................         6          --         --          1           (1)             6
     Additional paid-in capital..............   526,824      38,604     17,563     82,294     (138,461)       526,824
     Common stock held in deferred
       compensation trust....................   (19,431)         --         --         --           --        (19,431)
     Notes receivable from sale of common
       stock.................................   (23,735)         --         --         --           --        (23,735)
     Net unrealized appreciation
       (depreciation) on portfolio...........     2,380       1,486     (2,072)    (1,503)       2,089          2,380
     Undistributed (distributions in excess
       of) earnings..........................      (927)     13,988       (295)     9,557      (23,250)          (927)
                                               --------    --------    -------   --------    ---------       --------
         Total shareholders' equity..........   485,117      54,078     15,196     90,349     (159,623)       485,117
                                               --------    --------    -------   --------    ---------       --------
         Total liabilities and shareholders'
           equity............................  $803,839    $114,769    $68,561   $120,746    $(251,836)      $856,079
                                               ========    ========    =======   ========    =========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF OPERATIONS

                                                   FOR THE YEAR ENDED DECEMBER 31, 1998
                                  -----------------------------------------------------------------------
                                               ALLIED     ALLIED                             CONSOLIDATED
                                    ACC      INVESTMENT    SBLC     OTHERS    ELIMINATIONS      TOTAL
                                  --------   ----------   -------   -------   ------------   ------------
                                                              (IN THOUSANDS)
Interest and related portfolio
  income:
      Interest..................  $ 51,247    $11,836     $ 6,257   $10,581     $     --       $ 79,921
      Intercompany interest
        income..................     4,846         --          --        --       (4,846)            --
      Net premiums from loan
        dispositions............     2,920        240       2,789        --           --          5,949
      Net gain on securitization
        of commercial mortgage
        loans...................        --         --          --    14,812           --         14,812
      Income from investments in
        wholly owned
        subsidiaries............    48,873         --          --        --      (48,873)            --
      Investment advisory fees
        and other income........     4,343          9         837       867           --          6,056
                                  --------    -------     -------   -------     --------       --------
          Total interest and
            related portfolio
            income..............   112,229     12,085       9,883    26,260      (53,719)       106,738
                                  --------    -------     -------   -------     --------       --------
Expenses:
      Interest on
        indebtedness............    15,092      4,651         711       240           --         20,694
      Intercompany interest on
        indebtedness............        --        503       2,693     1,643       (4,839)            --
      Salaries and employee
        benefits................    11,829         --          --        --           --         11,829
      General and
        administrative..........     9,417        437         944     1,123           --         11,921
                                  --------    -------     -------   -------     --------       --------
          Total operating
            expenses............    36,338      5,591       4,348     3,006       (4,839)        44,444
                                  --------    -------     -------   -------     --------       --------
      Formula and cut-off
        awards..................     7,049         --          --        --           --          7,049
                                  --------    -------     -------   -------     --------       --------
Portfolio income before realized
  and unrealized gains
  (losses)......................    68,842      6,494       5,535    23,254      (48,880)        55,245
                                  --------    -------     -------   -------     --------       --------
Net realized and unrealized
  gains:
      Net realized gains
        (losses)................     8,156     10,407         (39)    4,017           --         22,541
      Net unrealized gains
        (losses)................       956     (3,502)     (1,679)   (1,377)       6,681          1,079
                                  --------    -------     -------   -------     --------       --------
          Total net realized and
            unrealized gains
            (losses)............     9,112      6,905      (1,718)    2,640        6,681         23,620
                                  --------    -------     -------   -------     --------       --------
Income before minority interests
  and income taxes..............    77,954     13,399       3,817    25,894      (42,199)        78,865
                                  --------    -------     -------   -------     --------       --------
Minority interests..............        --         --          --        --           --             --
Income tax expense..............        --         --          --       787           --            787
                                  --------    -------     -------   -------     --------       --------
Net increase in net assets
  resulting from operations.....  $ 77,954    $13,399     $ 3,817   $25,107     $(42,199)      $ 78,078
                                  ========    =======     =======   =======     ========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                               FOR THE YEAR ENDED DECEMBER 31, 1998
                                            --------------------------------------------------------------------------
                                                          ALLIED      ALLIED                              CONSOLIDATED
                                               ACC      INVESTMENT     SBLC      OTHERS    ELIMINATIONS      TOTAL
                                            ---------   ----------   --------   --------   ------------   ------------
                                                                          (IN THOUSANDS)
Cash flows from operating activities:
    Net increase in net assets resulting
      from operations.....................  $  77,954    $ 13,399    $  3,817   $ 25,107     $(42,199)     $  78,078
    Adjustments
      Net unrealized (gains) losses.......       (956)      3,502       1,679      1,377       (6,681)        (1,079)
      Net gain on securitization of
        commercial mortgage loans.........         --          --          --    (14,812)          --        (14,812)
      Depreciation and amortization.......        702          --          --         --           --            702
      Amortization of loan discounts and
        fees..............................     (4,741)       (583)       (708)        --           --         (6,032)
      Changes in other assets and
        liabilities.......................      3,267         908      (2,329)    10,152           --         11,998
                                            ---------    --------    --------   --------     --------      ---------
        Net cash provided by operating
          activities......................     76,226      17,226       2,459     21,824      (48,880)        68,855
                                            ---------    --------    --------   --------     --------      ---------
Cash flows from investing activities:
      Investments in small business
        concerns..........................   (426,797)    (18,870)    (57,725)   (25,333)       4,195       (524,530)
      Collections of investment
        principal.........................    112,535      21,210       4,183        153           --        138,081
      Proceeds from loan sales............     44,063          --      36,950         --           --         81,013
      Proceeds from securitization of
        commercial mortgage loans.........    223,401          --          --         --           --        223,401
      Net (purchase) redemption of U.S.
        government securities.............         --      11,091          --         --           --         11,091
      Collections (advances) under
        intercompany notes................    (42,170)    (19,756)     34,458     27,468           --             --
      Collections of notes receivable from
        sale of common stock..............      5,591          --          --         --           --          5,591
      Other investing activities..........     (2,539)         --          --         --           --         (2,539)
                                            ---------    --------    --------   --------     --------      ---------
        Net cash (used in) provided by
          investing activities............    (85,916)     (6,325)     17,866      2,288        4,195        (67,892)
                                            ---------    --------    --------   --------     --------      ---------
Cash flows from financing activities:
      Sale of common stock................     69,896          --          --         --           --         69,896
      Purchase of common stock by deferred
        compensation trust................    (19,431)         --          --         --           --        (19,431)
      Purchase of common stock of
        subsidiaries......................     (5,000)         --       5,000         --           --             --
      Common dividends and distributions
        paid..............................    (69,536)         --          --         --           --        (69,536)
      Special undistributed earnings
        distribution paid.................     (8,848)         --          --         --           --         (8,848)
      Dividends paid to parent company....         --     (22,204)     (5,594)   (16,887)      44,685             --
      Preferred stock dividends...........         --        (450)         --         --           --           (450)
      Net payments on debentures and notes
        payable...........................    (53,871)    (15,600)         --         --           --        (69,471)
      Net borrowings under revolving lines
        of credit.........................     74,706          --     (18,548)        --           --         56,158
      Other financing activities..........      1,124          --          --     (5,767)          --         (4,643)
                                            ---------    --------    --------   --------     --------      ---------
        Net cash used in financing
          activities......................    (10,960)    (38,254)    (19,142)   (22,654)      44,685        (46,325)
                                            ---------    --------    --------   --------     --------      ---------
Net (decrease) increase in cash and cash
  equivalents.............................    (20,650)    (27,353)      1,183      1,458           --        (45,362)
                                            ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at beginning of
  year....................................     25,958      42,421       1,593        465           --         70,437
                                            ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at end of
  year....................................  $   5,308    $ 15,068    $  2,776   $  1,923     $     --      $  25,075
                                            =========    ========    ========   ========     ========      =========

  The accompanying notes are an integral part of these consolidated financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF ALLIED CAPITAL CORPORATION AND
SUBSIDIARIES:

     We have audited the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 1998 and 1997, including the consolidated statement of investments as of December 31, 1998, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements and supplementary consolidating financial information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating financial information referred to below based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 1998 and 1997, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended in conformity with generally accepted accounting principles.

     As discussed in Note 3, the consolidated financial statements include investments valued at $800,274,000 as of December 31, 1998 and $697,021,000 as of December 31, 1997, (93 percent and 86 percent, respectively, of total assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the board of directors in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the board of directors' estimate of values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

     Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Arthur Anderson LLP

Vienna, Virginia
February 18, 1999

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                    SUBJECT TO COMPLETION              1999.

                           ALLIED CAPITAL CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION
                                            , 1999

                           -------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, and
should be read in conjunction with the prospectus dated           , 1999
relating to this offering and the accompanying prospectus supplement, if any. You can obtain a copy of the prospectus by calling Allied Capital Corporation at 1-888-818-5298 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

                               TABLE OF CONTENTS


                                                               PAGE IN THE       LOCATION
                                                                STATEMENT       OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN
                                                               INFORMATION    THE PROSPECTUS
                                                              -------------   --------------
General Information and History.............................       B-2         1;11;35
Investment Objective and Policies...........................       B-2         1;11;35
Management..................................................       B-2            51
     Compensation of Executive Officers and Directors.......       B-2            54
     Compensation of Directors..............................       B-3            54
     Stock Option Awards....................................       B-4            54
     Cut-Off Award and Formula Award........................       B-4            54
     Committees of the Board of Directors...................       B-6           N/A
Control Persons and Principal Holders of Securities.........       B-7           N/A
Investment Advisory Services................................       B-8            51
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................       B-8            66
Accounting Services.........................................       B-8            66
Brokerage Allocation and Other Practices....................       B-8           N/A
Tax Status..................................................       B-9            56


                           -------------------------

                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to Allied Capital Corporation (the "Company"). The Company changed its name from "Allied Capital Lending Corporation" to "Allied Capital Corporation," effective upon the merger, which was consummated on December 31, 1997. The Company is a registered investment adviser. The Company was initially organized as a corporation in the District of Columbia in 1976 and was reincorporated in the state of Maryland in 1990.

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by lending to and investing primarily in private, growing businesses in a variety of industries and in diverse geographic locations primarily in the United States. We focus on investments in three primary areas: mezzanine finance, commercial real estate finance and SBA 7(a) lending. Our investment portfolio consists primarily of small and medium-sized subordinated loans with equity features, small and medium-sized commercial mortgage loans, commercial mortgage-backed securities, and small senior loans. At March 31, 1999, our investment portfolio totaled $885.8 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to its core lending business, the Company also provides advisory services to private investment funds.


                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under Commission rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by the Company in all capacities during the year ended December 31, 1998, to the directors and the three highest paid executive officers of the Company (collectively, the "Compensated Persons").

                               COMPENSATION TABLE


                                                                                   PENSION OR
                                             AGGREGATE         SECURITIES      RETIREMENT BENEFITS   DIRECTORS FEES
                                         COMPENSATION FROM     UNDERLYING      ACCRUED AS PART OF     PAID BY THE
           NAME AND POSITION              THE COMPANY(1)     OPTIONS/SARs(4)    COMPANY EXPENSES       COMPANY(5)
           -----------------             -----------------   ---------------   -------------------   --------------
William L. Walton, Chairman and Chief
  Executive Officer(2)*................     $2,158,599           754,188              $ --              $17,667
Joan M. Sweeney, Managing
  Director(2)..........................      1,178,920           374,275                --                    0
G. Cabell Williams III, Managing
  Director(2)..........................        896,873           278,403                --                    0
Brooks H. Browne, Director.............         10,500                --                --               10,500
John D. Firestone, Director............         11,500                --                --               11,500
Anthony T. Garcia, Director............         12,500                --                --               12,500
Lawrence I. Hebert, Director...........          8,500                --                --                8,500
John I. Leahy, Director................         17,167                --                --               17,167
Robert E. Long, Director...............         18,667                --                --               18,667
Warren K. Montouri, Director...........         15,667                --                --               15,667
Guy T. Steuart II, Director............         11,000                --                --               11,000
T. Murray Toomey, Director.............          7,500                --                --                7,500
Laura W. van Roijen, Director..........          8,500                --                --                8,500
George C. Williams, Jr. Director,
  Chairman Emeritus(3)*................        626,206           151,395                --               18,167


-------------------------

 *  Interested persons of the Company, as defined in the 1940 Act.

(1) There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person's total salary and bonus for the year.
(2) The following table provides detail for 1998 as to the aggregate compensation of the three highest paid executive officers of the Company.

                                                      VESTED                                 DEFERRED
                                                     FORMULA     CUT-OFF        ESOP       COMPENSATION   DIRECTORS
                               SALARY     BONUS       AWARD       AWARD     CONTRIBUTION   CONTRIBUTION     FEES
                              --------   --------   ----------   --------   ------------   ------------   ---------
      Mr. Walton............  $351,517   $525,000   $1,056,683   $170,156      $8,000        $29,576       $17,667
      Ms. Sweeney...........   222,191    275,000      619,154     38,965       8,000         15,610            --
      G. Cabell Williams
        III.................   225,327    275,000      287,523     88,257       8,000         12,766            --


   The Formula Award, which totaled approximately $19 million in the aggregate, vests in three equal installments on December 31, 1998, 1999, and 2000, and will be expensed for financial reporting purposes similarly. The amount of the Formula Award expensed in 1998 for financial reporting purposes for Mr. Walton, Ms. Sweeney and Mr. Williams was $1,472,451, $862,761 and $400,664, respectively. The amount expensed was based on the value of the Formula Award contribution to the deferred compensation plan in January 1998. On January 4, 1999, the first vested installment of the Formula Award was generally distributed to participants at the market value of the Company's common stock on that day. The distribution amount for Mr. Walton, Ms. Sweeney and Mr. Williams was $1,056,683, $619,154 and $287,523, respectively. The Company distributed the vested shares to brokerage accounts for the participants that restrict the sale of the vested shares.


   The Cut-Off Award, which totaled $2.9 million in the aggregate, will be paid to individuals on the respective vesting date of any options under the Old Plans which were canceled in connection with the merger. See "-- Cut-Off Award and Formula Award."

(3) In addition to director's fees, Mr. Williams received $144,000 in consulting fees, $32,686 in Cut-Off Award and $431,353 in vested Formula Award. The amount of the Formula Award expensed in 1998 for Mr. Williams was $601,068.
(4) See "Stock Option Awards" for terms of options granted in 1998. The Company does not maintain a restricted stock plan or a long-term incentive plan.
(5) Consists only of directors' fees paid by the Company during 1998. Such fees are also included in the column titled "Aggregate Compensation from the Company."

COMPENSATION OF DIRECTORS

     During the first quarter of 1998, each director received a fee of $1,000 for each meeting of the board of directors or any separate committee meeting attended, and $500 for each committee meeting attended on the same day as a board of directors meeting. Beginning in April 1998, each director received $1,000 for each board or committee meeting attended, except with respect to the members of the executive committee, who each received an annual retainer of $10,000 in lieu of fees paid for each executive committee meeting attended. For 1998, this annual retainer was prorated. Non-officer directors are eligible for stock option awards under the Company's current stock option plan, provided that the Commission grants exemptive relief to permit such awards. No grants have been made to non-officer directors under the Company's stock option plan. See
"-- Stock Option Awards" and "Management -- Compensation Plans -- Stock Option Plan" in the prospectus.

STOCK OPTION AWARDS

     The following table sets forth the details relating to option grants in 1998 to the Company's Compensated Persons and the potential realizable value of each grant, as prescribed to be calculated by the Commission.

                           OPTION GRANTS DURING 1998

                                                                                POTENTIAL REALIZABLE
                                                                              VALUE AT ASSUMED ANNUAL
                            NUMBER OF     PERCENT                                     RATES OF
                            SECURITIES    OF TOTAL    EXERCISE                   STOCK APPRECIATION
                            UNDERLYING    OPTIONS      PRICE                    OVER 10-YEAR TERM(3)
                             OPTIONS      GRANTED       PER      EXPIRATION   ------------------------
           NAME             GRANTED(1)   IN 1998(2)    SHARE        DATE          5%           10%
           ----             ----------   ----------   --------   ----------   ----------   -----------
William L. Walton.........   659,188       12.7%      $21.375      1/8/08     $8,861,216   $22,456,060
                              95,000         1.8      $17.875     12/8/08     $1,067,942   $ 2,706,374
Joan M. Sweeney...........   319,275         6.2      $21.375      1/8/08     $4,291,893   $10,876,500
                              55,000         1.1      $17.875     12/8/08     $  618,282   $ 1,566,848
G. Cabell Williams III....   223,403         4.3      $21.375      1/8/08     $3,003,122   $ 7,610,501
                              55,000         1.1      $17.875     12/8/08     $  618,282   $ 1,566,848
George C. Williams,
  Jr. ....................   141,395         2.7      $21.375      1/8/08     $1,900,720   $ 4,816,797
                              10,000         0.2      $17.875     12/8/08     $  112,415   $   284,881

-------------------------
(1) Options granted in 1998 generally vest in six equal installments beginning on the date of grant, with full vesting occurring on the fifth anniversary of the grant date or change of control of the Company.

(2) In 1998, the Company granted options to purchase a total of 5,189,944 shares.

(3) Potential realizable value is calculated on 1998 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

CUT-OFF AWARD AND FORMULA AWARD

     As discussed in the prospectus, prior to the merger options had been granted under the Old Plans to various employees of Advisers, who were also officers of the predecessor companies. In preparation for the merger, the compensation committee of Advisers, in conjunction with the compensation committee of the other predecessor companies, determined that the five Old Plans should be terminated upon the merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the predecessor companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among employees, and to account for the deviations caused by the existence of five plans by five different publicly traded stocks, two special awards were developed to be granted in lieu of options under the Old Plans that were foregone upon the merger and the cancellation of the Old Plans.

     Cut-Off Award. The first award established a cut-off dollar amount as of the date of the announcement of the merger (August 14, 1997) that was computed for all outstanding, but unvested options that were canceled as of the date of the merger (the "Cut-Off Award"). The Cut-Off Award was designed to cap the appreciated value in unvested options as of the merger announcement date in order to set the foundation to balance option awards upon the merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award is payable for each canceled option as the canceled options would have vested and will vest automatically in the event of a change of control. The Cut-Off Award is only payable if the award recipient is employed by the Company on the future vesting date. The following table indicates the Cut-Off Award for each Compensated Person, and the related vesting schedule.

                CUT-OFF AWARD
                  RECIPIENT                       1998       1999       2000      2001      2002
----------------------------------------------  --------   --------   --------   -------   -------
William L. Walton.............................  $170,157   $170,157   $170,157   $     0   $     0
Joan M. Sweeney...............................    38,964     37,678     36,602     2,026         0
G. Cabell Williams III........................    88,257     46,802     39,677    21,152    18,916
George C. Williams, Jr........................    32,686      4,688     52,373         0         0

     Formula Award. The second award (the "Formula Award") was designed to compensate officers from the point when their unvested options ceased to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time at which they would be able to receive option awards in the Company after the merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the predecessor companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the predecessor companies on August 14, 1997. In total, the combined aggregate market capitalization of the predecessor companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     The Formula Award was designed as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award required that the award be contributed to the Company's deferred compensation plan, and be used to purchase shares of the Company in the open market.

     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.4 million, less any forfeitures. For the year ended December 31, 1998, $6.2 million, net of forfeitures of $0.3 million, was expensed for the Formula Award. The following table indicates the Formula Award for each Compensated Person, and the related vesting schedule.

               FORMULA AWARD RECIPIENT                     1998         1999         2000
               -----------------------                  ----------   ----------   ----------
William L. Walton.....................................  $1,472,451   $1,472,451   $1,472,451
Joan M. Sweeney.......................................     862,761      862,761      862,761
G. Cabell Williams III................................     400,664      400,664      400,664
George C. Williams, Jr................................     601,068      601,068      601,068

     On January 4, 1999, the portion of the Formula Award that vested on December 31, 1998 was generally distributed to participants in the form of shares of the Company's common stock. These shares are held in restricted accounts at a brokerage firm.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's board of directors has established an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee.

     The Executive Committee has and may exercise those rights, powers and authority of the board of directors as the board of directors may from time to time grant to it, except where action by the board of directors is required by statute, an order of the Commission or the Company's charter or bylaws. In addition, the Executive Committee is authorized to approve all investments over $10 million, or any investment that possesses unusual risk/reward characteristics. The Executive Committee consists of Messrs. Walton, Leahy, Long, Montouri, and Williams. The Executive Committee met sixteen times during 1998.

     The Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the annual financial statements and receives the Company's audit reports and financial statements. The Audit Committee consists of Messrs. Browne, Leahy and Steuart. The Audit Committee met twice during 1998.

     The Compensation Committee determines the compensation for the Company's executive officers and the amount of salary and bonus to be included in the compensation package for each of the Company's officers and employees. In addition, the Compensation Committee approves stock option grants for the Company's officers under the Company's Stock Option Plan. The Compensation Committee consists of Messrs. Browne, Long, Firestone and Garcia. The Compensation Committee met four times during 1998.

     The Nominating Committee recommends candidates for election as directors. The Nominating Committee consists of Messrs. Walton, Hebert, Toomey and Steuart, and Ms. van Roijen. The Nominating Committee met once in 1998.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 30, 1999, there were no persons that owned 25% or more of the Company's outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.



     The following table sets forth, at April 30, 1999, the beneficial ownership of the shareholders owning 5% or more of the common stock outstanding as well as each current director, the Chief Executive Officer, the Company's executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.



                       NAME OF                           NUMBER OF SHARES         PERCENTAGE OF
                   BENEFICIAL OWNER                     OWNED BENEFICIALLY          CLASS (1)
------------------------------------------------------  ------------------        -------------
Wallace R. Weitz and Company 1125 South 103rd Street
  Omaha, NE 68124                                           3,167,000                   5.4%
DIRECTORS:
William L. Walton.....................................        799,079(2,3)              1.4%
Brooks H. Browne......................................         40,098                      *
John D. Firestone.....................................         20,161                      *
Anthony T. Garcia.....................................         52,507                      *
Lawrence I. Hebert....................................         16,800                      *
John I. Leahy.........................................         16,818                      *
Robert E. Long........................................          9,796                      *
Warren K. Montouri....................................        206,182                      *
Guy T. Steuart II.....................................        318,180(4)                   *
T. Murray Toomey, Esq.................................         32,666(5)                   *
Laura W. van Roijen...................................         28,302                      *
George C. Williams, Jr................................        380,277(2)                   *
EXECUTIVE OFFICERS:
Philip A. McNeill.....................................        196,699(2)                   *
Penni F. Roll.........................................         64,840(2)                   *
John M. Scheurer......................................        370,449(2)                   *
Joan M. Sweeney.......................................        320,465(2)                   *
G. Cabell Williams III................................        751,582(2,3)              1.3%
All directors and executive officers as a group (17 in
  number).............................................      3,283,537(6)                5.5%


-------------------------
 *  Less than 1%


(1) Based on a total of 58,817,435 shares of the Company's common stock issued and outstanding on April 30, 1999 and shares of the Company's common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer. At this time, no options have been granted to non-officer directors.


(2) Share ownership for the following directors and executive officers includes:


                                                                            OPTIONS
                                                                          EXERCISABLE      ALLOCATED
                                                             OWNED      WITHIN 60 DAYS      TO ESOP
                                                            DIRECTLY   OF APRIL 30, 1999    ACCOUNT
                                                            --------   -----------------   ---------
Mr. Walton................................................  261,566         235,564            693
Mr. Williams, Jr..........................................  284,346          95,931             --
Mr. McNeill...............................................  112,337          76,677          7,685
Ms. Roll..................................................   35,975          25,959          2,906
Mr. Scheurer..............................................  235,267         114,876         20,306
Ms. Sweeney...............................................  196,355         115,592          8,518
Mr. Williams III..........................................  365,998          83,635         64,127



(3) Includes 301,949 shares held by the ESOP, of which Messrs. Walton and Williams III are co-trustees. Participants in the ESOP may direct the voting of these shares; however, if a participant does not direct the voting, the co-trustees of the ESOP will vote the shares on behalf of the participants. Messrs. Walton and Williams III disclaim beneficial ownership of such shares. As of March 31, 1998, all shares held in the ESOP had been allocated, except for 23,508 shares purchased in 1999.

(4) Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(5) Shares are held by a trust for the benefit of Mr. Toomey and his wife.


(6) Includes a total of 748,234 shares underlying stock options exercisable within 60 days of March 19, 1999, which are assumed to be outstanding for the purpose of calculating the group's percentage ownership, and 301,949 shares held by the ESOP.


                          INVESTMENT ADVISORY SERVICES


     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and provides advisory services to other entities. The Company currently has 75 investment and other portfolio management professionals, who manage the investments of the Company as well as the investments of other managed entities, as well as 33 other professional employees and staff. All investments of the Company must be approved by the Company's investment committee, or a subcommittee thereof, which is composed of senior investment professionals of the Company. In addition, in certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, the executive committee of the board of directors must also approve the transaction. See "Management" in the prospectus.


         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. ("Riggs") at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as the trustee and custodian with respect to assets of the Company held for securitization purposes. American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                              ACCOUNTING SERVICES

     Arthur Andersen LLP ("Andersen") has served as the independent accountant to the Company since December 31, 1997. Prior to the year ended December 31, 1997, Allied Lending's financial statements were audited by Matthews, Carter and Boyce, P.C., or its predecessor ("Matthews"). On December 12, 1997, Matthews resigned, effective upon the consummation of the merger, and Andersen was engaged and continues as the independent accountants of the Company. The decision to change accountants was recommended by the Company's Audit Committee and was approved by the board of directors of the Company.

     For the year ended December 31, 1996, and up to the date of resignation of Matthews, there were no disagreements with Matthews on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Matthews, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent accountants' report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of Andersen and Matthews has advised the Company that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Company or its subsidiaries.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                   TAX STATUS

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this SAI and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations which pertain to your purchase of common stock.

     This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

     The Company. The Company has elected for each taxable year to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Code and intends to continue to maintain that status. If the Company qualifies as a RIC and distributes to stockholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gains) (the "90% Distribution Requirement") each year, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gains (net long-term capital gain in excess of net short-term capital loss) it distributes to stockholders. In addition, if the Company distributes in a timely manner 98% of its capital gain net income for each one-year period ending on December 31, and distributes 98% of its net ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs. The Company generally endeavors to distribute to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that such Company will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); and (c) diversify its holdings so that at the end of each quarter of the taxable year
(i) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets is invested in the securities of one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy the foregoing diversification requirements.

     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the relevant entity in the same taxable year and to make distributions accordingly.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of stockholders.

     U.S. Stockholders. Other than distributions properly designated as "capital gain dividends" as is described below, dividends to U.S. Stockholders (as defined below) of the investment company taxable income of the Company will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. A "U.S. Stockholder" is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person. Distributions of the Company's net capital gain properly designated by the Company as "capital gain dividends" will be taxable to stockholders as a long-term capital gain regardless of the stockholder's holding period for his or her shares. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of the stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to the stockholder. For a summary of the tax rates applicable to capital gains, including capital gains dividends, see discussion below.


     To the extent that the Company retains any net capital gain, it may designate such retained gain as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders will be required to report their share of retained net capital gain on their tax returns as if it had been distributed to them and report a credit, or claim or refund for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her shares. Since the Company expects to pay tax on net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid will exceed the amount of tax that such stockholders would be required to pay on net capital gain. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or an income tax return on the appropriate form that allows them to recover the taxes paid on their behalf.


     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     You should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your shares.

     You may recognize taxable gain or loss if you sell or exchange your shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your shares for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares and, for this purpose, the special rules of Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares. It is unclear how any such long-term capital loss offsets capital gains taxable at different rates. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP plan or otherwise) within 30 days before or after the disposition.


     In general, net capital gain derived from an investment in the Company (the excess of net long-term capital gain over net short-term capital loss) of non-corporate taxpayers currently is subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) while other income may be taxed at rates as high as 39.6%. Capital gains derived from the disposition of assets held for more than 18 months generally are subject to federal income tax at the rate of 20%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.


     The Company will send to each of its stockholders, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder's particular situation. The Company's ordinary income dividends to its corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     Non-U.S. Stockholders. A Stockholder that is not a U.S. Stockholder (a "Non-U.S. Stockholder") generally is subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Company (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such stockholder. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of stock will not be subject to United States federal income tax in the case of (i) a Non-U.S. Stockholder that is a corporation and (ii) a Non-U.S. Stockholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Stockholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their stock. See "Backup Withholding" below.

     If income from the Company or gains realized from the sale of stock is effectively connected with a Non-U.S. Stockholder's United States trade or business, then such amounts will be subject to United States federal income tax at the tax rates applicable to United States persons. Non-U.S.

Stockholders that are corporations may be also subject to an additional "branch profits tax" with respect to income from the Company that is effectively connected with a United States trade or business.

     The United States Treasury Department recently issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and information reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Stockholders to furnish new certification of their foreign status not later than December 31, 1999. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in stock.

     The tax consequences to a Non-U.S. Stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. An applicable tax treaty may reduce the rate or the scope of U.S. taxation imposed on the income of an eligible Non-U.S. Stockholder. Non-U.S. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisors with respect to the tax implications of purchasing, holding and disposing of stock.

     Backup Withholding. The Company may be required to withhold United States federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate stockholders. This tax may be withheld from dividends if (i) the stockholder fails to furnish the Company with its correct taxpayer identification number, (ii) the IRS notifies the Company that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the stockholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Company may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE COMPANY, INCLUDING THE POSSIBLE EFFECT OF ANY PENDING LEGISLATION OR PROPOSED REGULATION.

                                     PART C

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1. FINANCIAL STATEMENTS.

     The following financial statements of Allied Capital Corporation (the "Company" or the "Registrant") are included in this registration statement in "Part A: Information Required in a Prospectus":


                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- March 31, 1999 (unaudited) and
  December 31, 1998 and 1997................................   F-1
Consolidated Statement of Operations -- For the Three Months
  Ended March 31, 1999 and 1998 (unaudited) and for the
  Years Ended December 31, 1998, 1997 and 1996..............   F-2
Consolidated Statement of Changes in Net Assets -- For the
  Three Months Ended March 31, 1999 and 1998 (unaudited) and
  For the Years Ended December 31, 1998, 1997 and 1996......   F-3
Consolidated Statement of Cash Flows -- For the Three Months
  Ended March 31, 1999 and 1998 (unaudited) and for the
  Years Ended December 31, 1998, 1997 and 1996..............   F-4
Consolidated Statement of Investments -- March 31, 1999
  (unaudited) and December 31, 1998.........................   F-5
Notes to Consolidated Financial Statements..................  F-10
Report of Independent Public Accountants....................  F-31


     2. EXHIBITS


EXHIBIT
 NUMBER                             DESCRIPTION
-------                             -----------
a.1(1)      Articles of Amendment and Restatement of the Articles of
            Incorporation.
a.2(2)      Articles of Merger.
b.(3)       Bylaws.
c.          Not applicable.
d.(6)       Specimen certificate of the Company's Common Stock, par
            value $0.0001, the rights of holders of which are defined in
            Exhibits a.1, a.2 and b.
e.(3)       Dividend Reinvestment Plan.
f.1(4)      Form of debenture between certain subsidiaries of ACC and
            the U.S. Small Business Administration.
f.2+        Credit Agreement dated as of March 9, 1999 between the
            Company, as borrower, each of the financial institutions
            initially a signatory thereto, as Lenders, and Nationsbank,
            N.A., as administrative agent, Nationsbanc Montgomery
            Securities LLC, as sole lead arranger and sole book manager,
            First Union National Bank, as syndication agent, BankBoston,
            N.A., as documentation agent, Riggs Bank, N.A., as managing agent, and Chevy Chase Bank, F.S.B. and Credit Lyonnais New
            York Branch, as co-agents.
f.3(7)      Note Agreement dated as of April 30, 1998.
f.4(5)      Loan Agreement between Allied I and Overseas Private
            Investment Corporation, dated April 10, 1995. Letter dated
            December 11, 1997 evidencing assignment of Loan Agreement
            from Allied I to the Company.
f.6(8)      Amended and Restated Master Loan & Security Agreement dated
            October 7, 1998 among the Company, BMI and Morgan Stanley
            Mortgage Capital, Inc.
f.7.a(6)    Sale and Servicing Agreement dated, as of January 1, 1998, among Allied Capital CMT, Inc., Allied Capital Commercial
            Mortgage Trust 1998-1 and Allied Capital Corporation and
            LaSalle National Bank and ABN AMRO Bank N.V.

EXHIBIT
 NUMBER                             DESCRIPTION
-------                             -----------
f.7.b(6)    Indenture dated as of January 1, 1998, between the Allied
            Capital Commercial Mortgage Trust 1998-1 and LaSalle
            National Bank.
f.7.c(6)    Amended and Restated Trust Agreement, dated January 1, 1998 between Allied Capital CMT, LaSalle National Bank Inc. and
            Wilmington Trust Company.
f.7.d(6)    Guaranty dated as of January 1, 1998 by the Company.
g.          Not applicable.
h.1+        Form of Underwriting Agreement, if applicable.
i.1(3)      Employee Stock Ownership Plan, as amended on December 31,
            1997.
i.1a(7)     First Amendment to the Allied Capital Corporation Employee
            Stock Ownership Plan dated April 30, 1998.
i.2(10)     Amended and Restated Deferred Compensation Plan dated
            December 30, 1998.
i.3(9)      Stock Option Plan.
i.4         Description of Formula Award and Cut-Off Award Arrangements.
            A discussion of the Formula and Cut-off Awards is set forth on pages 54 and 56 of the Prospectus to the Registration
            Statement and pages B-4 through B-6 of the SAI.
j.1(6)      Form of Custody Agreement with Riggs Bank N.A. with respect to safekeeping.
j.2(6)      Form of Custody Agreement with LaSalle National Bank.
l.+         Opinion of counsel and consent to its use.
m.          Not applicable.
n.1*        Consent of Arthur Andersen LLP, independent public
            accountants.
n.2*        Consent of Sutherland, Asbill & Brennan LLP.
o.          Not applicable.
p.          Not applicable.
q.          Not applicable.
r.*         Financial Data Schedule.



-------------------------

   *  Filed herewith.
   +  Filed previously with this Registration Statement on Form
      N-2 (File No. 333-75161)
 (1)  Incorporated by reference to exhibit 3(i) filed with Allied
      Lending's Annual Report on Form 10-K for the year ended
      December 31, 1996.
 (2) Incorporated by reference from Appendix B to the Company's registration statement on Form N-14 filed on September 26, 1997 (File No. 333-36459).
 (3) Incorporated by reference to the exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1997.
 (4) Incorporated by reference to the exhibit of the same name filed with Allied I's Annual Report on Form 10-K for the year ended December 31, 1996.
 (5) Incorporated by reference to the exhibit f.7 filed with Allied I's Pre-Effective Amendment No. 2 to the registration statement on Form N-2 on January 24, 1996 (File No.
      33-64629). Assignment to the Company is incorporated by reference to Exhibit 10.3 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.
 (6) Incorporated by reference to the exhibit of the same name to the Company's registration statement on Form N-2 filed on the Company's behalf with the Commission on May 5, 1998
      (File No. 333-51899).
 (7) Incorporated by reference to the exhibit of same name filed with the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1998.
 (8) Incorporated by reference to the exhibit of the same name filed with the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.
 (9)  Incorporated by reference to Exhibit 4 of the Allied Capital
      Corporation Stock Option Plan registration statement on Form
      S-8, filed on behalf of such Plan on February 3, 1998 (File
      No. 333-45525).
(10) Incorporated by reference to the exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

ITEM 25. MARKETING ARRANGEMENTS


     The information contained under the heading "Plan of Distribution" on page 65 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee*................................  $ 28,902
NASD filing fee*............................................  $ 10,896
Nasdaq National Market Additional Listing Fee*..............  $ 17,500
Accounting fees and expenses................................  $100,000
Legal fees and expenses.....................................  $300,000
Printing and engraving......................................  $250,000
Miscellaneous fees and expenses.............................  $  2,702
                                                              --------
     Total..................................................  $710,000
                                                              ========

-------------------------
* Estimated for filing purposes.

     All of the expenses set forth above shall be borne by the Company.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

     The following list sets forth each of the Company's subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Company in such subsidiary:


Allied Investment Corporation (Maryland)....................    100%
Allied Capital SBLC Corporation (Maryland)..................    100%
Allied Capital REIT, Inc. ("Allied REIT") (Maryland)........    100%
Allied Capital Holdings LLC (Delaware)......................    100%
PC Acquisition Corporation (Maryland).......................    100%
Allied Capital Beteiligungsberatung GmbH (Germany)..........    100%


     Each of the Company's subsidiaries are consolidated with the Company for financial reporting purposes, except as noted below.

Indirect Subsidiaries

     The Company indirectly controls the entities set forth below through Allied REIT. Allied REIT owns either all of the membership interests (in the case of a limited liability company, "LLC") or all of the outstanding voting stock (in the case of a corporation) of each entity. The following list sets forth each of Allied REIT's subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by Allied REIT of such subsidiary:

Allied Capital Property LLC (Delaware)......................    100%
Allied Capital Equity LLC (Delaware)........................    100%
9586 I-25 East Frontage Road, Longmont, CO 80504 LLC
  (Delaware)................................................    100%
8930 Stanford Boulevard LLC (Delaware)......................    100%
Allied Capital CMT, Inc. (Delaware).........................    100%

     Allied REIT also indirectly owns Allied Capital Commercial Mortgage Trust 1998-1, a Delaware business trust that is wholly owned by Allied Capital CMT, Inc. ("CMT"). Each subsidiary of Allied

REIT and CMT is not required to maintain financial and other reports required under the Securities Act because each does not have a class of securities registered under the Securities Act.

     The Company indirectly controls Allied Capital SBLC Holdings LLC (Delaware) through Allied Capital SBLC Corporation, which owns 100% of the membership interests. The Company indirectly controls Allied Investment Holdings LLC (Delaware) through Allied Investment Corporation, which owns 100% of the membership interests.

Other Entities Deemed to be Controlled by the Company

     The Company provides investment advisory services to the certain entities and therefore may be deemed to control such entities and their respective subsidiaries. The following list sets forth each such entity and its respective subsidiaries and the state under whose laws the entity or subsidiary is organized:

Allied Capital Germany Fund LLC (Delaware)(1, 2)


Allied Capital Syndication LLC (Delaware)(2)


Business Mortgage Investors, Inc. (Maryland)(1)
  Wholly owned subsidiaries of Business Mortgage Investors, Inc.:
     BMI Holdings, Inc. (Maryland)
     BMI Funding, Inc. (Delaware)
  Indirect subsidiary of Business Mortgage Investors, Inc.
     BMI Funding LLC (Delaware), of which BMI Funding, Inc. owns substantially all membership interests

The Company has also established certain limited purpose entities in order to facilitate certain portfolio transactions.
-------------------------
(1) By so including these entities herein, the Registrant does not concede that it controls such entities.

(2) Subsidiary does not consolidate for financial reporting purposes.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


     The following table sets forth the approximate number of record holders of the Company's Common Stock at April 30, 1999.


                                                              NUMBER OF
                      TITLE OF CLASS                        RECORD HOLDERS
                      --------------                        --------------
Common Stock, $0.0001 par value...........................      4,500

ITEM 29. INDEMNIFICATION

     The Annotated Code of Maryland, Corporations and Associations (the "Maryland Law"), Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

     The law also provides for comparable indemnification for corporate officers and agents.

     The Articles of Incorporation of the Company provide that its directors and officers shall, and its agents in the discretion of the board of directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force). The Company's Bylaws, however, provide that the Company may not indemnify any director or officer against liability to the Company or its security holders to which he or she might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

     The Company carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $5,000,000, subject to a $250,000 retention and the other terms thereof.

     The Agreement and Plan of Merger (the "Merger Agreement") by and among Advisers, Allied I, Allied II, Allied Lending and Allied Commercial provides that, from and after consummation of the Merger the Company shall indemnify any person who at the date of the Merger Agreement, or had been at any time prior to such date or who becomes prior to the effective time of the merger, an officer or director of Allied I, Allied II, Allied Commercial or Advisers, or any of their respective subsidiaries, from any and all liabilities resulting from their acts and omissions prior to the effective time of the merger to the full extent permitted by Maryland Law and the 1940 Act, including but not limited to acts and omissions arising out of or pertaining to the merger, and shall maintain in effect for at least 72 months directors' and officers' liability insurance policies with respect to matters occurring prior to the effective time of the merger.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     The Registrant hereby undertakes:

          (1) to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

          (2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

              (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (3) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective;

          (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

          (5) that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of its charter and bylaws permitting indemnification, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, in the District of Columbia, on the 6th day of May, 1999.


                                        ALLIED CAPITAL CORPORATION

                                                       By: /s/ William L. Walton

                                        ----------------------------------------
                                            William L. Walton
                                            Chief Executive Officer and
                                            President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 6, 1999.


                  SIGNATURE                                           TITLE
                  ---------                                           -----

            /s/ William L. Walton              Chairman of the Board, Chief Executive Officer, and
---------------------------------------------  President
              William L. Walton

                      *                        Director
---------------------------------------------
              Brooks H. Browne

                      *                        Director
---------------------------------------------
              John D. Firestone

                      *                        Director
---------------------------------------------
              Anthony T. Garcia

                      *                        Director
---------------------------------------------
             Lawrence I. Hebert

                      *                        Director
---------------------------------------------
                John I. Leahy

                      *                        Director
---------------------------------------------
               Robert E. Long

                      *                        Director
---------------------------------------------
             Warren K. Montouri

                      *                        Director
---------------------------------------------
              Guy T. Steuart II

                      *                        Director
---------------------------------------------
              T. Murray Toomey

                      *                        Director
---------------------------------------------
             Laura W. van Roijen

                  SIGNATURE                                           TITLE
                  ---------                                           -----
                      *                        Director
---------------------------------------------
             George C. Williams

              /s/ Penni F. Roll                Principal and Chief Financial Officer (Principal
---------------------------------------------  Financial and Accounting Officer)
                Penni F. Roll


* Signed by William L. Walton pursuant to a power-of-attorney signed by the individual and filed with this registration statement on March 26, 1999.

                               INDEX TO EXHIBITS


    EXHIBIT
    NUMBER                                 DESCRIPTION
---------------                            -----------
Ex - 99.2n.1       Consent of Arthur Andersen LLP, independent public
                   accountants.
Ex - 99.2n.2       Consent of counsel
Ex - 99.2r         Financial Data Schedule